Exhibit 10.1 LOAN AGREEMENT Dated as of May 1, 2024 among NOVOCURE LUXEMBOURG (as Borrower, and a Credit Party), THE OTHER GUARANTORS SIGNATORY HERETO OR OTHERWISE PARTY HERETO FROM TIME TO TIME (as additional Credit Parties), BIOPHARMA CREDIT PLC (as Collateral Agent), BPCR LIMITED PARTNERSHIP (as a Lender) and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP (as a Lender)

TABLE OF CONTENTS

Page

1	ACCOUNTING AND OTHER TERMS		1
	1.1.	Accounting	1
	1.2.	Defined Terms	1
	1.3.	Currency	1
	1.4.	SOFR	1
	1.5.	Luxembourg Terms	2
2	LOANS AND TERMS OF PAYMENT		3
	2.1.	Promise to Pay	3
	2.2.	Term Loans	3
	2.3.	Payment of Interest on the Credit Extensions	5
	2.4.	Expenses	8
	2.5.	Requirements of Law; Increased Costs	8
	2.6.	Taxes; Withholding, Etc.	8
	2.7.	Additional Consideration	11
	2.8.	Evidence of Debt; Register; Collateral Agent's Books and Records; Term Loan Notes	12
3	CONDITIONS OF TERM LOANS		12
	3.1.	Conditions Precedent to Tranche A Loan	12
	3.2.	Conditions Precedent to Tranche B Loan	14
	3.3.	Conditions Precedent to Tranche C Loan	15
	3.4.	Conditions Precedent to Tranche D Loan	16
	3.5.	Additional Conditions Precedent to Term Loans	17
	3.6.	Covenant to Deliver	17
	3.7.	Procedures for Borrowing	17
4	REPRESENTATIONS AND WARRANTIES		18
	4.1.	Due Organization, Existence, Power and Authority	18
	4.2.	Equity Interests	18
	4.3.	Authorization; No Conflict	18
	4.4.	Government Consents; Third Party Consents	18
	4.5.	Binding Obligation	19
	4.6.	Collateral	19
	4.7.	Adverse Proceedings, Compliance with Laws	23
	4.8.	Exchange Act Documents; Financial Statements; Financial Condition; No Material Adverse Change; Books and Records	23
	4.9.	Solvency	24
	4.10.	Payment of Taxes	24
	4.11.	Environmental Matters	24
	4.12.	Material Contracts	25
	4.13.	Regulatory Compliance	25
	4.14.	Margin Stock	25
	4.15.	Subsidiaries; Capitalization	25
	4.16.	Employee Matters	26
	4.17.	Full Disclosure	26
	4.18.	Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions; Export and Import Laws	26
	4.19.	Health Care Matters	27
	4.20.	Regulatory Approvals or Licensures	31
	4.21.	Supply and Manufacturing	31
	4.22.	Cybersecurity and Data Protection	32
	4.23.	No COVID Loan.	33
	4.24.	Additional Representations and Warranties	34

-II- 5 AFFIRMATIVE COVENANTS ................................................................................................................... 34 5.1. Maintenance of Existence ............................................................................................................... 34 5.2. Financial Statements, Notices ......................................................................................................... 34 5.3. Taxes ............................................................................................................................................... 37 5.4. Insurance ......................................................................................................................................... 37 5.5. Operating Accounts......................................................................................................................... 37 5.6. Compliance with Laws .................................................................................................................... 38 5.7. Protection of Intellectual Property Rights ....................................................................................... 38 5.8. Books and Records.......................................................................................................................... 39 5.9. Access to Collateral; Audits ............................................................................................................ 39 5.10. Use of Proceeds ............................................................................................................................... 39 5.11. Further Assurances .......................................................................................................................... 40 5.12. Additional Collateral; Guarantors ................................................................................................... 40 5.13. Formation or Acquisition of Subsidiaries; Designated Guarantors ................................................. 41 5.14. Post-Closing Requirements ............................................................................................................. 41 5.15. Environmental ................................................................................................................................. 42 5.16. Inventory; Returns; Maintenance of Properties............................................................................... 43 5.17. Regulatory Obligations, Maintenance of Regulatory Approval or Licensure, Manufacturing, Marketing, and Distribution .................................................................................. 43 5.18. Material Contracts ........................................................................................................................... 43 6 NEGATIVE COVENANTS .......................................................................................................................... 44 6.1. Dispositions..................................................................................................................................... 44 6.2. Fundamental Changes; Location of Collateral; Parent .................................................................... 44 6.3. Mergers, Acquisitions, Liquidations or Dissolutions ...................................................................... 45 6.4. Indebtedness .................................................................................................................................... 45 6.5. Encumbrances ................................................................................................................................. 45 6.6. No Further Negative Pledges; Negative Pledge .............................................................................. 46 6.7. Maintenance of Collateral Accounts ............................................................................................... 46 6.8. Distributions; Investments .............................................................................................................. 46 6.9. No Restrictions on Subsidiary Distributions ................................................................................... 46 6.10. Subordinated Debt; Permitted Convertible Indebtedness; Permitted Royalty Financing Documents ...................................................................................................................................... 46 6.11. Amendments or Waivers of Organizational Documents ................................................................. 47 6.12. Compliance ..................................................................................................................................... 47 6.13. Compliance with Sanctions and Anti-Money Laundering Laws..................................................... 48 6.14. Material Contracts ........................................................................................................................... 48 6.15. Minimum Trailing Annual Net Revenue ........................................................................................ 49 6.16. Convertible Indebtedness ................................................................................................................ 49 7 EVENTS OF DEFAULT .............................................................................................................................. 49 7.1. Payment Default .............................................................................................................................. 49 7.2. Covenant Default ............................................................................................................................ 49 7.3. Withdrawal Event; Material Adverse Change................................................................................. 50 7.4. Attachment; Levy; Restraint on Business ....................................................................................... 50 7.5. Insolvency ....................................................................................................................................... 50 7.6. Other Agreements ........................................................................................................................... 51 7.7. Judgments ....................................................................................................................................... 52 7.8. Misrepresentations .......................................................................................................................... 52 7.9. Loan Documents; Collateral ........................................................................................................... 52 7.10. ERISA Event ................................................................................................................................... 53 8 RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT ................................................................ 53 8.1. Rights and Remedies ....................................................................................................................... 53 8.2. Power of Attorney ........................................................................................................................... 54 8.3. Application of Payments and Proceeds Upon Default .................................................................... 54 8.4. Collateral Agent’s Liability for Collateral ...................................................................................... 55

	8.5.	No Waiver; Remedies Cumulative	55
	8.6.	Demand Waiver; Makewhole Amount; Prepayment Premium	55
9	NOTICES		55
10	CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER		57
11	GENERAL PROVISIONS		58
	11.1.	Successors and Assigns	58
	11.2.	Indemnification	58
	11.3.	Severability of Provisions	59
	11.4.	Correction of Loan Documents	59
	11.5.	Amendments in Writing; Integration	60
	11.6.	Counterparts	60
	11.7.	Survival	60
	11.8.	Confidentiality	60
	11.9.	Attorneys' Fees, Costs and Expenses	61
	11.10.	Right of Set-Off	61
	11.11.	Marshalling; Payments Set Aside	61
	11.12.	Electronic Execution of Documents	61
	11.13.	Captions	61
	11.14.	Construction of Agreement	62
	11.15.	Third Parties	62
	11.16.	No Advisory or Fiduciary Duty	62
	11.17.	Credit Parties' Agent	62
12	COLLATERAL AGENT		62
	12.1.	Appointment and Authority	62
	12.2.	Rights as a Lender	63
	12.3.	Exculpatory Provisions	63
	12.4.	Reliance by Collateral Agent	63
	12.5.	Delegation of Duties	64
	12.6.	Resignation of Collateral Agent	64
	12.7.	Non-Reliance on Collateral Agent and Other Lenders	64
	12.8.	Collateral and Guaranty Matters	64
	12.9.	Reimbursement by Lenders	65
	12.10.	Notices and Items to Lenders	65
	12.11.	Swiss Security Documents.	66
13	DEFINITIONS		66
	13.1.	Definitions	66

Exhibit A:	Loan Advance Request Form
Exhibit B-1:	Form of Tranche A Term Loan Note
Exhibit B-2:	Form of Tranche B Term Loan Note
Exhibit B-3:	Form of Tranche C Term Loan Note
Exhibit B-4:	Form of Tranche D Term Loan Note
Exhibit C:	Form of Security Agreement
Exhibit D:	Commitments; Notice Addresses
Exhibit E:	Form of Compliance Certificate

-III-

LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”), dated as of May 1, 2024 (the “Effective Date”) by and among NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (as “Borrower” and a Credit Party), the other Guarantors signatory hereto or otherwise party hereto from time to time, as additional Credit Parties, BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership (as a “Lender”) and BPCR LIMITED PARTNERSHIP, a limited partnership established under the laws of England and Wales (as a “Lender”), provides the terms on which each Lender shall make, and Borrower shall repay, the Credit Extensions (as hereinafter defined). 1 ACCOUNTING AND OTHER TERMS 1.1. Accounting. Except as otherwise expressly provided herein, all accounting terms not otherwise defined in this Agreement shall have the meanings assigned to them in conformity with GAAP. Calculations and determinations must be made following GAAP. If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document (including for purposes of measuring compliance with any provision of Section 6), and either Borrower or the Collateral Agent shall so request, the Collateral Agent and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided, that, until so amended, (x) such requirement shall continue to be computed in accordance with GAAP prior to such change therein and (y) all financial statements, Compliance Certificates and similar documents provided, delivered or submitted hereunder shall be provided, delivered or submitted together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts referred to herein, including in Section 5 and Section 6 shall be made, without giving effect to any (a) election under ASC 825-10 (or any other Financial Accounting Standards Board Accounting Standards Codification (“ASC”) or Financial Accounting Standard or Applicable Accounting Standard (including IFRS 9) having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value” and (b) any treatment of Indebtedness in respect of convertible debt instruments under ASC 470-20 (or any other ASC or Financial Accounting Standard or Applicable Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Notwithstanding anything to the contrary above or in the definition of “Capital Lease Obligations”, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of ASC 842 shall continue to be accounted for as operating leases for all purposes hereunder or under any other Loan Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Leases. 1.2. Defined Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. All references to “Dollars” or “$” are United States Dollars, unless otherwise noted. 1.3. Currency. For purposes of Sections 5 and 6 hereof and solely with respect to the amount of any Indebtedness, Investment or other transaction made or consummated in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred after the time such Indebtedness, Investment or other transaction is incurred, made or consummated (so long as such Indebtedness, Investment or other transaction, at the time incurred, made or consummated, was permitted hereunder) solely as a result of changes in rates of currency exchange occurring over time. 1.4. SOFR. The Collateral Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter

-2- related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Collateral Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to Borrower. The Collateral Agent may select information sources or services in its reasonable discretion and in good faith to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.5. Luxembourg Terms. In this Agreement, where it relates to an entity incorporated under the laws of Luxembourg, a reference to: (a) a receiver, liquidator, administrative receiver, administrator or the like includes a juge délégué, commissaire, juge-commissaire, liquidateur, curateur, expert vérificateur, conciliateur d’entreprise, mandataire de justice or administrateur provisoire; (b) a “winding-up”, “administration”, “reorganisation” or “dissolution” includes a bankruptcy (faillite), insolvency, suspension of payments (sursis de paiement), or, according to the law of 7 August 2023 on the preservation of companies and modernisation of the bankruptcy law, a reorganisation by amicable agreement (réorganisation par accord amiable), a judicial reorganisation (réorganisation judiciaire) or a court- ordered liquidation (liquidation judiciaire), a general settlement with creditors, fraudulent conveyance (actio paulina), an administrative dissolution without liquidation procedure (procédure de dissolution administrative sans liquidation), or a voluntary dissolution or liquidation (dissolution ou liquidation volontaire); (c) “commencing negotiations with one of more of its creditors with a view to rescheduling any of its indebtedness” includes any negotiations with that purpose conducted in order to reach an amicable agreement (accord amiable); (d) a person being “unable to pay its debts” includes that person being in a state of cessation of payments (cessation de paiements); (e) a person being “insolvent” includes that person being both (i) unable to pay its debts as they fall due (cessation de paiements) and (ii) having lost its creditworthiness (ébranlement de credit), within the meaning of article 437 of the Luxembourg commercial code; and (f) a “Lien”, “security” or “security interest” includes any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de rétention, and any type of security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title (transfert à titre de garantie) by way of security; (g) a “guarantee” includes any guarantee which is independent from the debt to which it relates and includes any suretyship (cautionnement) within the meaning of Articles 2011 et seq. of the Luxembourg Civil Code; (h) an agent includes a mandataire; (i) a set-off includes, for purposes of Luxembourg law, legal set-off; (j) a director or manager includes a gérant or an administrateur; and

-3- (k) shares include parts sociales. 2 LOANS AND TERMS OF PAYMENT 2.1. Promise to Pay. Borrower hereby unconditionally promises to pay each Lender the outstanding principal amount of the Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement. 2.2. Term Loans. (a) Availability. Subject to the terms and conditions of this Agreement (including Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6 and 3.7): (i) Borrower agrees to request in accordance with Section 3.7, and each Lender severally agrees to make, a term loan to Borrower on the Tranche A Closing Date in an original principal amount equal to such Lender’s Tranche A Commitment (collectively, the “Tranche A Loan”); (ii) Borrower agrees to request in accordance with Section 3.7, and each Lender severally agrees to make, a term loan to Borrower on the Tranche B Closing Date in an original principal amount equal to such Lender’s Tranche B Commitment (collectively, the “Tranche B Loan”); (iii) At Borrower’s election pursuant to Section 3.7, each Lender severally agrees to make a term loan to Borrower on the Tranche C Closing Date in an original principal amount equal to such Lender’s Applicable Percentage of the Tranche C Loan Amount requested by Borrower, but, for the avoidance of doubt, not greater than such Lender’s Tranche C Commitment (collectively, the “Tranche C Loan”); and (iv) At Borrower’s election pursuant to Section 3.7, each Lender severally agrees to make a term loan to Borrower on the Tranche D Closing Date in an original principal amount equal to such Lender’s Applicable Percentage of the Tranche D Loan Amount requested by Borrower, but, for the avoidance of doubt, not greater than such Lender’s Tranche D Commitment (collectively, the “Tranche D Loan”). After repayment or prepayment (in whole or in part), no Term Loan (or any portion thereof) may be re-borrowed. (b) Repayment. (i) With respect to any and all Term Loans, Borrower shall make eight (8) equal quarterly payments of principal of each such Term Loan commencing on the first Payment Date of September 30, 2027 and continuing on each Payment Date thereafter through and including the Term Loan Maturity Date. (ii) The Term Loans, including all unpaid principal thereunder (and, for the avoidance of doubt, all accrued and unpaid interest, all due and unpaid Lender Expenses and any and all other outstanding amounts payable under the Loan Documents), are due and payable in full on the Term Loan Maturity Date. (iii) The Term Loans may be prepaid only in accordance with Section 2.2(c), except as provided in Section 8.1. (c) Prepayment of Term Loans. (i) Borrower shall have the option, at any time after the Tranche A Closing Date, to prepay, in whole and not in part, outstanding principal amounts under all the Term Loans advanced by Lenders under this Agreement; provided that (A) Borrower provides written notice to the Collateral Agent

-4- of its election (which shall be irrevocable unless the Collateral Agent otherwise consents in writing) to prepay, in whole, all Term Loans at least five (5) Business Days prior to such prepayment (which notice shall include the amount of the outstanding principal amount of all Term Loans to be prepaid), and (B) the prepayment of such principal amount shall be accompanied by any and all accrued and unpaid interest thereon through the date of prepayment, any and all amounts payable in connection with such prepayment pursuant to Section 2.2(e) and Section 2.2(f) (as applicable) and any and all other amounts payable or accrued and not yet paid under this Agreement and the other Loan Documents (including pursuant to Section 2.4). The Collateral Agent will promptly notify each Lender of its receipt of such notice, and the amount of such Lender’s Applicable Percentage of such prepayment. (ii) Borrower shall promptly, and in any event no later than ten (10) Business Days prior (or immediately if known fewer than ten (10) Business Days prior) to the consummation of such Change in Control, notify the Collateral Agent in writing of the occurrence (or anticipated occurrence) of a Change in Control, which notice shall include reasonable detail as to the nature, timing and other circumstances of such Change in Control (such notice, a “Change in Control Notice”). Borrower shall prepay in full all of the Term Loans advanced by Lenders under this Agreement, immediately upon (and concurrent with) the consummation of such Change in Control, in an amount equal to the sum of (A) all unpaid principal and any and all accrued and unpaid interest thereon through the date of prepayment (such interest to be calculated based on Term SOFR for the Interest Period during which such Change in Control is consummated), and (B) any and all amounts payable with respect to the prepayment under this Section 2.2(c)(ii) pursuant to Section 2.2(e) and Section 2.2(f) (as applicable), together with any and all other amounts payable or accrued and not yet paid under this Agreement and the other Loan Documents (including pursuant to Section 2.4). The Collateral Agent will promptly notify each Lender of its receipt of the Change in Control Notice, and the amount of such Lender’s Applicable Percentage of such prepayment. (d) Prepayment Application. Any prepayment of the Term Loans pursuant to Section 2.2(c) or as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a) (together with the accompanying Makewhole Amount, Prepayment Premium or Additional Consideration that is payable pursuant to Section 2.2(e), Section 2.2(f) and Section 2.7, as applicable) shall be paid to Lenders in accordance with their respective Applicable Percentages for application to the Obligations in the following order: (i) first, to due and unpaid Lender Expenses; (ii) second, to accrued and unpaid interest at the Default Rate incurred pursuant to Section 2.3(b), if any; (iii) third, without duplication of amounts paid pursuant to sub-clause (ii) above, to accrued and unpaid interest at the Term Loan Rate; (iv) fourth, to accrued and unpaid Additional Consideration, if any; (v) fifth, to the Prepayment Premium; (vi) sixth, to the Makewhole Amount, if applicable; (vii) seventh, to the outstanding principal amount of the Term Loans being prepaid (in such order as the Collateral Agent or the Required Lenders may direct); and (viii) eighth, to any remaining amounts then due and payable under this Agreement and the other Loan Documents. (e) Makewhole Amount. (i) Any prepayment of the Tranche A Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), in each case occurring prior to the 3rd-year anniversary of the Tranche A Closing Date shall, in any such case, be accompanied by payment of an amount equal to the Tranche A Makewhole Amount. (ii) Any prepayment of the Tranche B Loan by Borrower or, in the event the Tranche B Closing Date does not occur, the earliest to occur of any prepayment of the Tranche A Loan, Tranche C Loan or Tranche D Loan, (A) pursuant to Section 2.2(c) or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), occurring prior to the 3rd-year anniversary of the Tranche B Closing Date or, in the event the Tranche B Closing Date does not occur, June 30, 2028, shall, in any such case, be accompanied by payment of an amount equal to the Tranche B Makewhole Amount. (iii) Any prepayment of the Tranche C Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), in each case occurring prior to the 3rd-year anniversary of the Tranche C Closing Date shall, in any such case, be accompanied by payment of an amount equal to the Tranche C Makewhole Amount.

-5- (iv) Any prepayment of the Tranche D Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), in each case occurring prior to the 3rd-year anniversary of the Tranche D Closing Date shall, in any such case, be accompanied by payment of an amount equal to the Tranche D Makewhole Amount. (f) Prepayment Premium. (i) Any prepayment of the Tranche A Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), shall, in any such case, be accompanied by payment of an amount equal to the Tranche A Prepayment Premium. (ii) Any prepayment of the Tranche B Loan by Borrower or, in the event the Tranche B Closing Date does not occur, the earliest to occur of any prepayment of the Tranche A Loan, Tranche C Loan or Tranche D Loan, (A) pursuant to Section 2.2(c) or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), shall, in any such case, be accompanied by payment of an amount equal to the Tranche B Prepayment Premium. (iii) Any prepayment of the Tranche C Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), shall, in any such case, be accompanied by payment of an amount equal to the Tranche C Prepayment Premium. (iv) Any prepayment of the Tranche D Loan by Borrower (A) pursuant to Section 2.2(c), or (B) as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), shall, in any such case, be accompanied by payment of an amount equal to the Tranche D Prepayment Premium. (g) Any Makewhole Amount or Prepayment Premium payable as a result of any prepayment of the Term Loans pursuant to Section 2.2(c) or as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), shall be presumed to be the liquidated damages sustained by each applicable Lender as the result of the early redemption and repayment of such Term Loan Notes and Borrower agrees that it is reasonable under the circumstances currently existing. BORROWER EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE REQUIREMENTS OF LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY MAKEWHOLE AMOUNT OR PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH PREPAYMENT OR ACCELERATION OR OTHERWISE. Borrower expressly agrees that (to the fullest extent it may lawfully do so) that: (i) each Makewhole Amount and Prepayment Premium is reasonable and is the product of an arm’s-length transaction among sophisticated business people, ably represented by counsel; (ii) each Makewhole Amount and Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment thereof is made; (iii) there has been a course of conduct among Lenders and Borrower giving specific consideration in this transaction for such agreement to pay each Makewhole Amount and Prepayment Premium; and (iv) Borrower shall be estopped hereafter from claiming differently than as agreed to in this Section 2.2(g) and Section 8.6. Borrower expressly acknowledges that its agreement to pay the Makewhole Amount and Prepayment Premium, as the case may be, to applicable Lenders as herein described is a material inducement to such Lenders to make any Credit Extension. Without affecting any of any Lender’s rights or remedies hereunder or in respect hereof, if Borrower fails to pay the applicable Makewhole Amount or Prepayment Premium when due, then the amount thereof shall thereafter bear interest until paid in full at the Default Rate. 2.3. Payment of Interest on the Credit Extensions. (a) Interest Rate. (i) Subject to Section 2.3(b) below, the principal amount outstanding under each Term Loan shall accrue interest at a per annum rate equal to Term SOFR for the Interest Period therefor plus

-6- the Applicable Margin (the “Term Loan Rate”), which interest shall be payable quarterly in arrears in accordance with this Section 2.3. (ii) Interest shall accrue on each Term Loan commencing on, and including, the day on which such Term Loan is made, and shall accrue on such Term Loan, or any portion thereof, through and including the day on which such Term Loan or such portion is paid. (iii) Interest is due and payable quarterly on each Interest Date, as calculated by the Collateral Agent (which calculations shall be deemed correct absent manifest error; provided that the Collateral Agent shall provide evidence of such calculation upon Borrower’s written request), commencing on the first Interest Date occurring in the calendar quarter during which the Tranche A Closing Date occurs; provided, however, that if any such date is not a Business Day, the applicable interest shall be due and payable on the immediately preceding Business Day. (b) Default Rate. In the event Borrower fails to pay any of the Obligations when due, or upon the commencement and during the continuance of an Insolvency Proceeding of Borrower, or upon the occurrence and during the continuance of any other Event of Default, immediately (and without notice or demand by any Lender or the Collateral Agent for payment thereof to Borrower), such past due Obligations shall accrue interest at a rate per annum which is three percentage points (3.00%) above the rate that is otherwise applicable thereto (the “Default Rate”), and, notwithstanding anything to the contrary in Section 2.3(a) above, such interest shall be payable entirely in cash on demand of any Lender or the Collateral Agent. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment of any Obligations and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Collateral Agent or any Lender. (c) 360-Day Year. Interest payable under each Term Loan shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed. (d) Payments. Except as otherwise expressly provided herein, all Term Loan payments and any other payments hereunder by (or on behalf of) Borrower shall be made on the date specified herein to such bank account of each applicable Lender as such Lender (or the Collateral Agent) shall have designated in a written notice to Borrower delivered on or before the Tranche A Closing Date (which such notice may be updated by such Lender (or the Collateral Agent) by written notice to Borrower from time to time after the Tranche A Closing Date on two (2) Business Days’ notice). Except as otherwise expressly provided herein, interest is payable quarterly on each Interest Date provided, however, that if any such date is not a Business Day, the applicable interest shall be due and payable on the immediately preceding Business Day. Payments of principal or interest received after 11:00 a.m. on such date are considered received at the opening of business on the next Business Day. When any payment is due on a day that is not a Business Day, such payment is due on the immediately preceding Business Day. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest made hereunder and pursuant to any other Loan Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. (e) Conforming Changes. In connection with the use or administration of Term SOFR, the Collateral Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Collateral Agent will promptly notify Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. (f) Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document: (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of Benchmark Replacement for such Benchmark

-7- Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of Benchmark Replacement for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Collateral Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. For the avoidance of doubt, if the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (ii) Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Collateral Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Collateral Agent will promptly notify Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Collateral Agent will notify Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to sub-clause (iv) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Collateral Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.3(f), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.3(f). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Collateral Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Collateral Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (B) if a tenor that was removed pursuant to sub-clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Collateral Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Minimum Interest Payments – Swiss Withholding Tax. The rates of interest provided for in this Agreement are minimum interest rates. When entering into this Agreement, the parties hereto have assumed that the interest payable at the rates set out in this Section 2.3 or in other Sections of this Agreement, if any, is not and will not become subject to Swiss Withholding Tax. This notwithstanding, if a Tax deduction is required by law in respect of any interest payable by any Credit Party under a Loan Document and should it be unlawful for any Swiss Guarantor to comply with Section 2.6 for any reason, where this would otherwise be required by the terms of Section 2.6, then (i) the applicable interest rate in relation to that interest payment shall be the interest rate which would have applied to that interest payment as provided for by this Section 2.3 divided by one minus the rate at which the relevant

-8- Tax deduction is required to be made under Swiss domestic tax law or applicable double taxation treaties (where the rate at which the relevant Tax deduction is required to be made is for this purpose expressed as a fraction of one) and (ii) such Guarantor shall (x) pay the relevant interest at the adjusted rate in accordance with sub-clause (i) above and (y) make the Tax deduction on the interest so recalculated, and all references to a rate of interest under the Loan Documents shall be construed accordingly. 2.4. Expenses. Borrower shall pay to or reimburse (or pay directly on behalf of) each Lender and the Collateral Agent, as applicable, all of such Person’s reasonable and documented Lender Expenses incurred through and after the Effective Date, promptly after receipt of a written demand therefor by such Lender or the Collateral Agent (with, in the case of any Lender, a copy of such demand to the Collateral Agent), setting forth in reasonable detail such Person’s Lender Expenses. 2.5. Requirements of Law; Increased Costs. In the event that any applicable Change in Law: (a) Does or shall subject any Lender to any Tax of any kind whatsoever with respect to this Agreement or any other Loan Documents or the Term Loans made hereunder (except, in each case, Indemnified Taxes, Taxes described in clause (b) through (d) of the definition of Excluded Taxes, and Connection Income Taxes); (b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan, insurance charge or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any Lender; or (c) Does or shall impose on any Lender any other condition (other than Taxes, which are addressed in clause (a) above); and the result of any of the foregoing is to increase the cost to such Lender (as determined by such Lender in good faith using calculation methods customary in the industry) of making, renewing or maintaining the Term Loans or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender, then, in any such case, Borrower shall promptly pay to the applicable Lender, within thirty (30) days of its receipt of the certificate described below, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as reasonably determined by such Lender with respect to this Agreement or the Term Loans made hereunder. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.5, it shall notify Borrower in writing of the event by reason of which it has become so entitled (with a copy of such notice to the Collateral Agent), and a certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by such Lender to Borrower (with a copy of such certificate to the Collateral Agent) shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and the payment of the outstanding Term Loans and all other Obligations. Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital under this Section 2.5 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be under any obligation to compensate such Lender under this Section 2.5 with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to the date of the delivery of the notice required pursuant to the foregoing provisions of this paragraph; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. 2.6. Taxes; Withholding, Etc. (a) All sums payable by any Credit Party hereunder and under the other Loan Documents shall (except to the extent required by Requirements of Law) be paid free and clear of, and without any deduction or withholding on account of, any Tax imposed, levied, collected, withheld or assessed by any Governmental Authority. In addition, the Credit Parties shall pay, in a timely manner, to the relevant Governmental Authority in accordance with Applicable Law, Other Taxes, and Borrower shall furnish, in a timely manner, to each Lender (as applicable, with a copy to the Collateral Agent) the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to the Collateral Agent of such payment and of the remittance thereof to the relevant taxing or other Governmental Authority.

-9- (b) If any Credit Party or any other Person (“Withholding Agent”) is required by Requirements of Law to make any deduction or withholding on account of any Tax (as determined in the good faith discretion of such Withholding Agent) from any sum paid or payable by any Credit Party to any Lender under any of the Loan Documents: (i) such Withholding Agent shall make any such withholding or deduction; (ii) such Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Requirements of Law; (iii) if the Tax is an Indemnified Tax, the sum payable by such Withholding Agent in respect of which the relevant deduction, withholding or payment of Indemnified Tax is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment (including any deductions for Indemnified Taxes applicable to additional sums payable under this Section 2.6(b)), such Lender receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment of Indemnified Tax been required or made; and (iv) and Borrower shall (or shall cause such Withholding Agent, if not Borrower, to) deliver to such Lender (with a copy to the Collateral Agent) the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to such Lender of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other Governmental Authority. (c) The Credit Parties shall jointly and severally indemnify each Lender for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.6(c)) paid by such Lender and any liability (including any reasonable expenses) arising therefrom or with respect thereto whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Any indemnification payment pursuant to this Section 2.6(c) shall be made to the applicable Lender within ten (10) days from written demand therefor. A certificate as to the amount of such payment or liability delivered to the Credit Parties by a Lender (with a copy to the Withholding Agent, if not a Credit Party), or by the Withholding Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each Lender shall severally indemnify the Collateral Agent, within ten (10) days after written demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Collateral Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Collateral Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Collateral Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Collateral Agent to set off and apply any and all amounts at any time owing to such Lender under this Credit Agreement or any other Loan Document or otherwise payable by the Collateral Agent to the Lender from any other source against any amount due to the Collateral Agent under this Section 2.6(c). (d) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver, as soon as practicable, to Borrower, at the times reasonably requested in writing by Borrower, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, such Lender, if reasonably requested in writing by Borrower, shall deliver, as soon as practicable, such other documentation prescribed by Requirements of Law or otherwise reasonably requested by Borrower to enable Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.6(d)(i), (ii) or (iv) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. For the avoidance of doubt, for the purposes of this Section 2.6(d), the term “Lender” shall include each applicable assignee thereof. Without limiting the generality of the foregoing: (i) If any Lender is organized under the laws of the United States, such Lender shall deliver to Borrower, on or prior to, the Tranche A Closing Date and, the date on which a Lender Transfer involving such Lender occurs, as applicable, and at such other times as may be necessary in the determination of Borrower, upon request in writing by Borrower (in the reasonable exercise of its discretion), two (2)

-10- executed copies of Internal Revenue Service (“IRS”) Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax. (ii) If any Lender is a Foreign Lender, such Lender shall deliver, and shall cause each applicable assignee thereof to deliver, to Borrower, on or prior to, the Tranche A Closing Date and, the date on which a Lender Transfer involving such Lender occurs, as applicable, and at such other times as may be necessary in the determination of Borrower (in the reasonable exercise of its discretion): (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, a properly completed and duly executed copy of IRS Form W-8BEN or IRS Form W- 8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, a properly completed and duly executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) a completed and duly executed copy of IRS Form W-8ECI; (3) to the extent that such Foreign Lender is not the beneficial owner, a properly completed and duly executed copy of IRS W-8IMY and a withholding statement, along with IRS Form W-9, W-8BEN-E, W-8BEN, W-8ECI or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate referenced in Section 2.6(d)(ii)(4) below on behalf of each such direct and indirect partner; or (4) in the case of a Foreign Lender claiming the benefits of the exemption for “portfolio interest” under Section 881(c) of the IRC, it shall provide Borrower with a properly completed and duly executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, and a certificate reasonably satisfactory to Borrower to the effect that any interest received by such Foreign Lender is not received by a “bank” on “extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business” within the meaning of 881(c)(3)(A) of the IRC, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the IRC, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the IRC. (iii) If any Lender is a Foreign Lender it shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made. (iv) If a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with their obligations under FATCA and to determine that Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this sub-clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

-11- (v) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Collateral Agent in writing of its legal inability to do so. (e) If any party hereto determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.6 (including by the payment of additional amounts pursuant to this Section 2.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section 2.6 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority and the requirement to repay such refund to such Governmental Authority is not due to the indemnified party’s failure to timely provide complete and accurate Internal Revenue Service forms and other documentation required pursuant to Section 2.6(d) or Section 2.8. Notwithstanding anything to the contrary in this clause (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (e) if the payment of such amount would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This clause (e) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (f) Borrower shall use reasonable efforts to furnish upon request any information to assist any Lender (i) in the computation of accruals with respect to any “original issue discount” or “market discount” arising with respect to the Term Loans for U.S. federal income tax purposes and GAAP, and (ii) with its compliance with any associated tax reporting or filing requirements of such Lender or its partners, members or beneficial owners. (g) Each party’s obligations under this Section 2.6 shall survive any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 2.7. Additional Consideration. As additional consideration for the obligation of each Lender to fund its Applicable Percentage of the Term Loans and the funding of its Applicable Percentage of the Term Loans pursuant to Section 2.2(a) and Section 3.7: (a) on the Tranche A Closing Date, Borrower shall pay to each Lender an amount equal to the product of (i) the sum of such Lender’s Tranche A Commitment and Tranche B Commitment, multiplied by (b) 0.0250 (each such product, the “Tranche A/B Additional Consideration”); (b) on the Tranche C Closing Date, Borrower shall pay to each Lender an amount equal to the product of (i) the sum of such Lender’s Tranche C Commitment, multiplied by (b) 0.0250 (each such product, the “Tranche C Additional Consideration”); and (c) on the Tranche D Closing Date, Borrower shall pay to each Lender an amount equal to the product of (i) the sum of such Lender’s Tranche D Commitment, multiplied by (b) 0.0250 (each such product, the “Tranche D Additional Consideration”). Any and all Additional Consideration shall be fully earned when paid and shall not be refundable for any reason whatsoever and such Additional Consideration shall be treated as original issue discount with respect to the applicable Term Loan for U.S. federal income tax purposes, unless otherwise required by Requirements of Law. The Additional Consideration payable hereunder shall be deducted, as applicable, from the proceeds of the Tranche A Loan (with respect to the Tranche A/B Additional Consideration), the Tranche C Loan (with respect to the Tranche C Additional Consideration) and the Tranche D Loan (with respect to the Tranche D Additional Consideration), in each case, to be advanced to Borrower pursuant to Section 2.2(a) and Section 3.7.

-12- 2.8. Evidence of Debt; Register; Collateral Agent’s Books and Records; Term Loan Notes. (a) Evidence of Debt; Register. Subject to Section 12.11, Borrower will maintain at all times at its principal executive office in Luxembourg, with a current conformed copy being maintained at all times in the United States, a register that identifies each beneficial owner that is entitled to a payment of principal and stated interest on each Term Loan (the “Register”) and provides for the registration and transfer of Term Loan Notes so that each Term Loan is at all times in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations (or any amended or successor version) and Section 163(f), 871(h)(2) and 881(c)(2) of the IRC and any related regulations (and any other relevant or successor provisions of the IRC or such regulations). Each Term Loan: (i) shall, pursuant to this clause (a), be registered as to both principal and any stated interest with Borrower or its agent, and (ii) shall be transferred or exchanged by any Lender only by surrender of the old instrument at the principal executive office of Borrower (or at the place of payment named in the Term Loan Note, if any), accompanied, if so required by Borrower in the case of a Lender Transfer, by a written instrument of transfer in form reasonably satisfactory to Borrower duly executed by the holder thereof or by such holder’s attorney duly authorized in writing, and Borrower will execute and deliver in exchange therefor a new Term Loan Note or Term Loan Notes, in such denomination(s) as may be requested by such holder, of like tenor and in the same aggregate outstanding principal amount as the aggregate outstanding principal amount of the Term Loan Note(s) so surrendered. Any Term Loan Note issued in exchange for any other Term Loan Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue that were carried by the Term Loan Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. The entries in the Register shall be conclusive and binding for all purposes, including as to the outstanding principal amount of the Term Loan Note and the payment of interest, principal and other sums due hereunder absent manifest error and Borrower, Lenders and any of their respective agents shall treat the Person recorded in the Register as the sole and exclusive record and beneficial holder and owner of such Term Loan Note or any other Loan Document (including this Agreement), and a Lender hereunder, for all purposes whatsoever. (b) Term Loan Notes. Borrower shall execute and deliver to each Lender to evidence such Lender’s Term Loans: (i) on the Tranche A Closing Date, a Tranche A Note, (ii) on the Tranche B Closing Date, a Tranche B Note; (iii) on the Tranche C Closing Date, a Tranche C Note and (iv) on the Tranche D Closing Date, a Tranche D Note (each, a “Term Loan Note”). All amounts due under the Term Loan Notes shall be repayable as set forth in this Agreement and interest shall accrue on the principal amount of the Term Loans represented by the Term Loan Notes, in each case, in accordance with the terms of this Agreement. All Term Loan Notes shall rank for all purposes pari passu with each other. 3 CONDITIONS OF TERM LOANS 3.1. Conditions Precedent to Tranche A Loan. Each Lender’s obligation to advance its Applicable Percentage of the Tranche A Loan Amount is subject to the satisfaction (or waiver in accordance with Section 11.5 hereof) of the following conditions: (a) the Collateral Agent’s and each Lender’s receipt of, on the Tranche A Closing Date, (i) copies of the Loan Agreement, the Disclosure Letter, the Perfection Certificate for Borrower and its Subsidiaries and the Advance Request Form for the Tranche A Loan, in each case (x) dated as of the Tranche A Closing Date, (y) executed (where applicable) and delivered by each applicable Credit Party, and (z) in form and substance reasonably satisfactory to the Collateral Agent, (ii) copies of the other Loan Documents (including the schedules thereto), including the Tranche A Notes executed by Borrower, the Collateral Documents (but excluding any Control Agreements described in Schedule 5.14 of the Disclosure Letter to be delivered after the Tranche A Closing Date) and the Intercompany Subordination Agreements (but excluding any Intercompany Subordination Agreement described in Schedule 5.14 of the Disclosure Letter to be delivered after the Tranche A Closing Date), in each case (x) dated as of the Tranche A Closing Date, (y) executed (where applicable) and delivered by each applicable Credit Party, and (z) in form and substance reasonably satisfactory to the Collateral Agent; (b) the Collateral Agent’s receipt of: (i) (w) true, correct, complete and up-to-date copies of the Operating Documents of each of the Credit Parties, including an up-to-date copy of the articles of association in respect of the

-13- Luxembourg Parties, (x) an electronic true, correct, complete and up-to-date extract (extrait) from the Luxembourg Companies Register in respect of the Luxembourg Parties, (y) an electronic up-to-date certificate of absence of a judicial decision or administrative dissolution without liquidation (certificat de non inscription d’une décision judiciaire ou de dissolution administrative sans liquidation) delivered by the insolvency register (Registre de l’insolvabilité) (Reginsol) held and maintained by the Luxembourg Companies Register in respect of the Luxembourg Parties, stating that no judicial decision or administrative dissolution procedure without liquidation has been registered with the Luxembourg Companies Register by application of article 13, items 4 to 12, 16 and 17 of the Luxembourg law dated December 19, 2002 relating to the register of commerce and companies and (z) a Secretary’s Certificate, dated the Tranche A Closing Date, certifying that the foregoing copies are true, correct and complete (such Secretary’s Certificate to be in form and substance reasonably satisfactory to the Collateral Agent) and in respect of the Luxembourg Parties stating that such Luxembourg Party is not subject to nor does it meet the criteria of bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), reprieve from payment (sursis de paiement), general settlement with creditors, reorganization, judicial reorganization (réorganisation judiciaire), reorganization by amicable agreement (réorganisation par accord amiable) or similar laws affecting the rights of creditors generally and no application has been made or is to be made by its directors or, as far as it is aware, by any other person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any voluntary or judicial insolvency, reorganization, administration, winding-up, liquidation or similar proceedings, and the directors have not commenced negotiations with one or more of Borrower’s creditors with a view to reach an amicable agreement; and (ii) (x) true, correct and complete copies of a recently and up-to-date certified excerpt from the relevant commercial register (Handelsregisterauszug), a copy of the up-to-date articles of association (Statuten), certified by the relevant commercial register) and a copy of the organizational regulations (Organisationsreglement), if any, in respect of each Swiss Guarantor; (y) a Secretary’s Certificate in relation to each Swiss Guarantor, dated as of the Tranche A Closing Date, certifying that (1) attached to such certificate is a true, correct, and complete copy of the Borrowing Resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Swiss Guarantor of the Loan Documents to which it is (or becomes) a party, and (2) the name(s) and title(s) of the officers or directors or other signatories of such Swiss Guarantor authorized to execute the Loan Documents to which it is (or becomes) a party on behalf of such Swiss Guarantor together with a sample of their the true signature(s); (c) the Collateral Agent’s receipt of a good standing certificate for each Credit Party (where applicable), certified by the Secretary of State (or the equivalent thereof) of the jurisdiction of incorporation or formation of such Credit Party as of a date no earlier than thirty (30) days prior to the Tranche A Closing Date; (d) the Collateral Agent’s receipt of a Secretary’s Certificate, or in the case of any Swiss Guarantor, a Director’s Certificate with completed Borrowing Resolutions with respect to the Loan Documents and the Tranche A Loan for each Credit Party, in form and substance reasonably satisfactory to the Collateral Agent; (e) each Credit Party shall have obtained all Governmental Approvals and all consents of other Persons, if any, in each case that are necessary in connection with the transactions contemplated by the Loan Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Collateral Agent; (f) the Collateral Agent’s receipt on the Tranche A Closing Date of (i) an opinion of Arendt & Medernach S.A., counsel to Borrower, (ii) an opinion of Sidley, counsel to Novocure Inc. and Novocure USA LLC, (iii) an opinion of Loyens & Loeff Luxembourg SARL, counsel to Lenders and the Collateral Agent, and (iv) an opinion of Walder Wyss Ltd., counsel to Lenders and the Collateral Agent, in each case dated the Tranche A Closing Date, addressed to the Collateral Agent and each Lender and in form and substance reasonably satisfactory to the Collateral Agent; (g) the Collateral Agent’s receipt of (i) evidence that any products liability and general liability insurance policies maintained regarding any Collateral are in full force and effect and (ii) appropriate evidence showing the Collateral Agent, for the benefit of Lenders and the other Secured Parties, having been named as

-14- additional insured or loss payee, as applicable (such evidence to be in form and substance reasonably satisfactory to the Collateral Agent); (h) the Collateral Agent’s receipt of all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”); (i) concurrent with the funding of the Tranche A Loan, payment of the Tranche A/B Additional Consideration, which such payment shall be deducted from the proceeds of the Tranche A Loan; (j) concurrent with the funding of the Tranche A Loan, payment of any and all documented Lender Expenses then due as specified in Section 2.4 hereof, which such payment shall be deducted from the proceeds of the Tranche A Loan; (k) the Collateral Agent’s receipt of a certificate, dated the Tranche A Closing Date and signed by a Responsible Officer of Borrower, confirming there is no Adverse Proceeding pending or, to the Knowledge of Borrower, threatened, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, except as set forth on Schedule 4.7 of the Disclosure Letter (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent); (l) the Collateral Agent’s receipt of a certificate, dated the Tranche A Closing Date and signed by a Responsible Officer of Borrower, confirming satisfaction of the conditions precedent set forth in this Section 3.1 and in Section 3.5, Section 3.6 and Section 3.7 (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent); and (m) with respect to that certain senior secured revolving credit facility with J.P.Morgan Chase Bank, N.A., as administrative agent, guaranteed by, among others, Novocure GmbH, Novocure Inc. and Novocure USA LLC, and secured by a first Lien on, among other things, such Subsidiaries’ assets, the Collateral Agent’s receipt of evidence that any and all security agreements, pledges and liens to which any Collateral is subject in any jurisdiction have been duly terminated or released and any and all financing statements and other filing or recording documents or instruments with respect to any Collateral which have been recorded or filed with any Governmental Authority or otherwise in any jurisdiction have been duly terminated and that such terminations have been duly recorded or filed, in each case pursuant to and in furtherance of that certain Lien Termination Letter, dated April 23, 2024, from J.P.Morgan Chase Bank, N.A., as administrative agent, to Parent (such evidence to be in form and substance reasonably satisfactory to the Collateral Agent). 3.2. Conditions Precedent to Tranche B Loan. Each Lender’s obligation to advance its Applicable Percentage of the Tranche B Loan Amount is subject to the satisfaction (or waiver in accordance with Section 11.5 hereof) of the following conditions: (a) each Lender’s receipt of the Tranche B Note, executed by Borrower, and the Collateral Agent’s and such Lender’s receipt of an updated Disclosure Letter, if and to the extent any update thereto is necessary between the Tranche A Closing Date and the Tranche B Closing Date (provided, that in no event may the Disclosure Letter be updated in a manner that would reflect or evidence a Default or Event of Default (with or without such update)), to be in form and substance reasonably satisfactory to the Collateral Agent; (b) the Collateral Agent’s receipt of an updated Perfection Certificate for Borrower and its Subsidiaries, if and to the extent any update thereto is necessary between the Tranche A Closing Date and the Tranche B Closing Date (provided, that in no event may the Perfection Certificate be updated in a manner that would reflect or evidence a Default or an Event of Default (with or without such update)), to be in form and substance reasonably satisfactory to the Collateral Agent; (c) the Collateral Agent’s receipt of a Secretary’s Certificate, or in the case of any Swiss Guarantor, a Director’s Certificate, in relation to each Credit Party, certifying either (i) that the Borrowing Resolutions adopted as of the Tranche A Closing Date authorizing the Tranche B Loan and previously delivered to the Collateral

-15- Agent pursuant to Section 3.1(d) have not been modified and remain in full force and effect, or (ii) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the Borrowing Resolutions then in full force and effect authorizing the Tranche B Loan, in form and substance reasonably satisfactory to the Collateral Agent; (d) concurrent with the funding of the Tranche B Loan, payment of any and all Lender Expenses then due as specified in Section 2.4 hereof, which such payment shall be deducted from the proceeds of the Tranche B Loan; (e) no prepayment of the Tranche A Loan has been made; (f) the Collateral Agent’s receipt of a certificate, dated the Tranche B Closing Date and signed by a Responsible Officer of Borrower, confirming there is no Adverse Proceeding pending or, to the Knowledge of Borrower, threatened, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, except as set forth on Schedule 4.7 of the Disclosure Letter delivered in accordance with Section 3.1(k) or, to the extent updated, clause (a) above (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent); and (g) the Collateral Agent’s receipt of a certificate, dated the Tranche B Closing Date and signed by a Responsible Officer of Borrower, confirming satisfaction of the conditions precedent set forth in this Section 3.2 and in Section 3.5, Section 3.6 and Section 3.7 (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent). 3.3. Conditions Precedent to Tranche C Loan. Each Lender’s obligation to advance its Applicable Percentage of the Tranche C Loan Amount is subject to the satisfaction (or waiver in accordance with Section 11.5 hereof) of the following conditions: (a) each Lender’s receipt of the Tranche C Note, executed by Borrower, and the Collateral Agent’s and such Lender’s receipt of an updated Disclosure Letter, if and to the extent any update thereto is necessary between the Tranche B Closing Date and the Tranche C Closing Date (provided, that in no event may the Disclosure Letter be updated in a manner that would reflect or evidence a Default or Event of Default (with or without such update)) (to be in form and substance reasonably satisfactory to the Collateral Agent); (b) the Collateral Agent’s receipt of an updated Perfection Certificate for Borrower and its Subsidiaries, if and to the extent any update thereto is necessary between the Tranche B Closing Date and the Tranche C Closing Date (provided, that in no event may the Perfection Certificate be updated in a manner that would reflect or evidence a Default or an Event of Default (with or without such update)) (to be in form and substance reasonably satisfactory to the Collateral Agent); (c) the Collateral Agent’s receipt of a Secretary’s Certificate, or in the case of any Swiss Guarantor, a Director’s Certificate, in relation to each Credit Party, certifying either (i) that the Borrowing Resolutions adopted as of the Tranche A Closing Date authorizing the Tranche C Loan and previously delivered to the Collateral Agent pursuant to Section 3.1(d) have not been modified and remain in full force and effect, or (ii) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the Borrowing Resolutions then in full force and effect authorizing the Tranche C Loan, in form and substance reasonably satisfactory to the Collateral Agent; (d) concurrent with the funding of the Tranche C Loan, payment of the Tranche C Additional Consideration, which such payment shall be deducted from the proceeds of the Tranche C Loan; (e) concurrent with the funding of the Tranche C Loan, payment of any and all Lender Expenses then due as specified in Section 2.4 hereof, which such payment shall be deducted from the proceeds of the Tranche C Loan; (f) no prepayment of the Tranche A Loan or the Tranche B Loan has been made;

-16- (g) the Collateral Agent’s receipt of a certificate, dated the Tranche C Closing Date and signed by a Responsible Officer of Borrower, confirming there is no Adverse Proceeding pending or, to the Knowledge of Borrower, threatened, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, except as set forth on Schedule 4.7 of the Disclosure Letter delivered in accordance with Section 3.1(k) or, to the extent updated, clause (a) above (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent); (h) as of the date of the Advance Request Form for the Tranche C Loan delivered by Borrower in accordance with Section 3.7, (i) any and all Indebtedness under the 2025 Convertible Notes (or the indenture relating thereto) has been repaid, repurchased or redeemed in full or converted to or exchanged for Equity Interests by the holders thereof and the 2025 Convertible Notes have been cancelled or extinguished and the indenture relating thereto has been terminated, and (ii) either (A) the trailing net revenues for the most recently completed four quarters as reported in the consolidated financial statements of Parent and its Subsidiaries (including Borrower) delivered (or otherwise made available) to the Collateral Agent pursuant to Section 5.2(a) (“Trailing Annual Net Revenue”) as of such date exceed $575,000,000 or (B) Parent or any of its Subsidiaries, including Borrower, has received positive PANOVA-3 pancreatic data; and (i) the Collateral Agent’s receipt of a certificate, dated the Tranche C Closing Date and signed by a Responsible Officer of Borrower, confirming satisfaction of the conditions precedent set forth in this Section 3.3 and in Section 3.5, Section 3.6 and Section 3.7 (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent). 3.4. Conditions Precedent to Tranche D Loan. Each Lender’s obligation to advance its Applicable Percentage of the Tranche D Loan Amount is subject to the satisfaction (or waiver in accordance with Section 11.5 hereof) of the following conditions: (a) each Lender’s receipt of the Tranche D Note, executed by Borrower, and the Collateral Agent’s and such Lender’s receipt of an updated Disclosure Letter, if and to the extent any update thereto is necessary between the Tranche C Closing Date and the Tranche D Closing Date (provided, that in no event may the Disclosure Letter be updated in a manner that would reflect or evidence a Default or Event of Default (with or without such update)) (to be in form and substance reasonably satisfactory to the Collateral Agent); (b) the Collateral Agent’s receipt of an updated Perfection Certificate for Borrower and its Subsidiaries, if and to the extent any update thereto is necessary between the Tranche C Closing Date and the Tranche D Closing Date (provided, that in no event may the Perfection Certificate be updated in a manner that would reflect or evidence a Default or an Event of Default (with or without such update)) (to be in form and substance reasonably satisfactory to the Collateral Agent); (c) the Collateral Agent’s receipt of a Secretary’s Certificate, or in the case of any Swiss Guarantor, a Director’s Certificate, in relation to each Credit Party, certifying either (i) that the Borrowing Resolutions adopted as of the Tranche A Closing Date authorizing the Tranche D Loan and previously delivered to the Collateral Agent pursuant to Section 3.1(d) have not been modified and remain in full force and effect, or (ii) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the Borrowing Resolutions then in full force and effect authorizing the Tranche D Loan, in form and substance reasonably satisfactory to the Collateral Agent; (d) concurrent with the funding of the Tranche D Loan, payment of the Tranche D Additional Consideration, which such payment shall be deducted from the proceeds of the Tranche D Loan; (e) concurrent with the funding of the Tranche D Loan, payment of any and all Lender Expenses then due as specified in Section 2.4 hereof, which such payment shall be deducted from the proceeds of the Tranche D Loan; (f) no prepayment of the Term Loans has been made;

-17- (g) the Collateral Agent’s receipt of a certificate, dated the Tranche D Closing Date and signed by a Responsible Officer of Borrower, confirming there is no Adverse Proceeding pending or, to the Knowledge of Borrower, threatened, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, except as set forth on Schedule 4.7 of the Disclosure Letter delivered in accordance with Section 3.1(k) or, to the extent updated, clause (a) above (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent); (h) as of the date of the Advance Request Form for the Tranche D Loan delivered by Borrower in accordance with Section 3.7, either (i) Trailing Annual Net Revenue as of such date exceeds $625,000,000 or (ii) FDA approval or clearance of a tumor-treated field product for pancreatic cancer has been received by Parent or any of its Subsidiaries, including Novocure Inc.; and (i) the Collateral Agent’s receipt of a certificate, dated the Tranche D Closing Date and signed by a Responsible Officer of Borrower, confirming satisfaction of the conditions precedent set forth in this Section 3.4 and in Section 3.5, Section 3.6 and Section 3.7 (such certificate to be in form and substance reasonably satisfactory to the Collateral Agent). 3.5. Additional Conditions Precedent to Term Loans. The obligation of each Lender to advance its Applicable Percentage of each Term Loan is subject to the following additional conditions precedent: (a) the representations and warranties made by the Credit Parties in Section 4 of this Agreement and in the other Loan Documents are true and correct in all material respects on the applicable Closing Date, unless any such representation or warranty is stated to relate to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Change,” or similar language shall be true and correct in all respects, in each case, on the applicable Closing Date (both with and without giving effect to the Term Loans) or as of such earlier date, as applicable); and (b) there shall not have occurred any (i) Material Adverse Change or (ii) Default or Event of Default or (iii) Withdrawal Event. 3.6. Covenant to Deliver. The Credit Parties agree to deliver to the Collateral Agent or each Lender, as applicable, each item required to be delivered to Collateral Agent or each Lender, as applicable, under this Agreement as a condition precedent to any Credit Extension; provided, however, that any such items set forth on Schedule 5.14 of the Disclosure Letter shall be delivered to the Collateral Agent within the time period prescribed therefor on such schedule. The Credit Parties expressly agree that a Credit Extension made prior to the receipt by the Collateral Agent or any Lender, as applicable, of any such item shall not constitute a waiver by the Collateral Agent or any Lender of the Credit Parties’ obligation to deliver such item, and the making of any Credit Extension in the absence of any such item required to have been delivered by the date of such Credit Extension shall be in the applicable Lender’s sole discretion. 3.7. Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of each Term Loan set forth in this Agreement, to obtain any Term Loan, Borrower shall deliver to the Collateral Agent and Lenders by electronic mail or facsimile a completed Advance Request Form for such Term Loan executed by a Responsible Officer of Borrower (which notice shall be irrevocable on and after the date on which such notice is given and Borrower shall be bound to make a borrowing in accordance therewith), in which case each Lender agrees to advance its Applicable Percentage of such Term Loan to Borrower on the Tranche A Closing Date, Tranche B Closing Date, Tranche C Closing Date or Tranche D Closing Date, as applicable, by wire transfer of same day funds in Dollars, to such account(s) in the United States as may be designated in writing to the Collateral Agent by Borrower prior to the Tranche A Closing Date, Tranche B Closing Date, Tranche C Closing Date or Tranche D Closing Date, as applicable; provided, however, that, with respect to the Tranche B Loan, Borrower shall deliver to the Collateral Agent and Lenders by electronic mail or facsimile such completed Advance Request Form no later than June 30, 2025; provided, further, that, with respect to the Tranche C Loan, Borrower shall deliver to the Collateral Agent and Lenders by electronic mail or facsimile, at its option should it wish to obtain the Tranche C Loan, such completed Advance Request Form no earlier than the date on which the conditions precedent set forth in Section 3.3(h) have been satisfied and no later than December 31, 2025; provided, finally, that, with respect to the Tranche D Loan, Borrower shall

-18- deliver to the Collateral Agent and Lenders by electronic mail or facsimile, at its option should it wish to obtain the Tranche D Loan, such completed Advance Request Form no earlier than the date on which the conditions precedent set forth in Section 3.4(h) have been satisfied and no later than March 31, 2026. 4 REPRESENTATIONS AND WARRANTIES In order to induce each Lender and the Collateral Agent to enter into this Agreement and for each Lender to make the Credit Extensions to be made on the applicable Closing Date, each Credit Party, jointly and severally with each other Credit Party, represents and warrants to each Lender and the Collateral Agent that the following statements are true and correct as of the Effective Date and each applicable Closing Date on which each Term Loan is made (both with and without giving effect to the Term Loans) except as otherwise specified below: 4.1. Due Organization, Existence, Power and Authority. Parent and each of its Subsidiaries, including Borrower, (a) is duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the laws of its jurisdiction of incorporation, organization or formation identified on Schedule 4.15 of the Disclosure Letter, (b) has all requisite power and authority to (i) own, lease, license and operate its assets and properties and to carry on its business as currently conducted and (ii) execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder and otherwise carry out the transactions contemplated thereby, (c) is duly qualified and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease, license or operation of assets or properties or the conduct of its business requires such qualification, and (d) has all requisite Governmental Approvals to operate its business as currently conducted; except in each case referred to clauses (a) (other than with respect to Borrower and any other Credit Party), (b)(i), (c) or (d) above, to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. 4.2. Equity Interests. All of the outstanding Equity Interests in each Subsidiary of Borrower which are required to be pledged pursuant to the Collateral Documents, have been duly authorized and validly issued, are (where required by Requirements of Law to be) fully paid and, in the case of Equity Interests representing corporate interests, are non-assessable and, as of each applicable Closing Date, all such Equity Interests owned directly by Borrower or any other Credit Party are owned free and clear of all Liens except for Permitted Liens. Schedule 4.2 of the Disclosure Letter identifies each Person, the Equity Interests in which as of the applicable Closing Date are required to be pledged on the applicable Closing Date (or otherwise within the timing requirements of Sections 5.12, 5.13 or 5.14, if and only to the extent applicable thereto) pursuant to the Collateral Documents. 4.3. Authorization; No Conflict. Except as set forth on Schedule 4.3 of the Disclosure Letter, the execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Credit Party’s Operating Documents, (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Credit Party is a party or affecting such Credit Party or the assets or properties of such Credit Party or any of its Subsidiaries or (B) any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Credit Party or any of its properties or assets are subject, (iii) result in the creation of any Lien (other than under or otherwise permitted under the Loan Documents) or (iv) violate any Requirements of Law, except, in the cases of clauses (b)(ii) and (b)(iv) above, to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. 4.4. Government Consents; Third Party Consents. Except as set forth on Schedule 4.4 of the Disclosure Letter, no Governmental Approval or other approval, consent, exemption or authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (including any counterparty to any Company IP Agreement or other Material Contract) is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Credit Party of this Agreement or any other Loan Document, or for the consummation of the transactions contemplated hereby or thereby, (b) the grant by any Credit Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Collateral Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents,

-19- except in each case of clause (a) through (d) above, for (i) filings or registrations necessary to perfect the Liens on the Collateral granted by the Credit Parties to the Collateral Agent for the benefit of Lenders and the other Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (iii) filings under state or federal securities laws, (iv) notices required to be delivered by the Collateral Agent or any Lender in connection with, or the cooperation of any third Person (that is not an Affiliate of any Credit Party) that is required for, any exercise of any of the rights or remedies by the Collateral Agent or any Lender, and (v) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. 4.5. Binding Obligation. This Agreement has been duly executed and delivered by Borrower and each other Credit Party that is a party hereto and each other Loan Document has been duly executed and delivered by each Credit Party that is a party thereto, and in each case, constitutes a legal, valid and binding obligation of Borrower or such Credit Party (as applicable), enforceable against Borrower or such Credit Party (as applicable) in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, by general principles of equity. 4.6. Collateral. In connection with this Agreement, Borrower has delivered to the Collateral Agent a completed certificate signed by a Responsible Officer of Borrower (as may be updated from time to time in accordance with the terms herein, the “Perfection Certificate”). Each Credit Party, jointly and severally, represents and warrants to the Collateral Agent and each Lender that: (a) (i) its exact legal name is that indicated on the Perfection Certificate and on the signature page thereof; (ii) it is an organization or company of the type and is organized or incorporated in the jurisdiction set forth in the Perfection Certificate; (iii) the Perfection Certificate accurately sets forth its organizational identification number or accurately states that it has none; (iv) the Perfection Certificate accurately sets forth its place of business or registered address, or, if more than one, its chief executive office or registered address, as well as its mailing address (if different than its chief executive office or registered address); (v) except as set forth in the Perfection Certificate, it (and each of its predecessors) has not, in the five (5) years prior to the applicable Closing Date, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (vi) all other information set forth on the Perfection Certificate pertaining to it and its Subsidiaries is accurate and complete in all material respects. (b) (i) it has good and valid title to, has rights in, and subject to Permitted Subsidiary Distribution Restrictions, Permitted Negative Pledges and the occurrence of the applicable Closing Date, the power to transfer, each item of the Collateral (including, for the avoidance of doubt, each item of Current Company IP) upon which it grants a Lien under any Collateral Document, free and clear of any and all Liens except Permitted Liens and except for such irregularities or defects in title as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and (ii) as of each applicable Closing Date, it has no deposit accounts maintained at a bank or other depository or financial institution which are not Excluded Accounts other than the deposit accounts described in the Perfection Certificate delivered to the Collateral Agent in connection herewith. (c) a true, correct and complete list of each pending, registered, issued or in-licensed Patent, Copyright and Trademark that relates to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labeling, promotion, advertising, offer for sale or lease, distribution or sale or lease of any Product capable of or intended for the treatment of cancer, whether alone or in combination with other products, systems, methods or components, in the Territory, and any other pending, registered, issued or in-licensed Patent, Copyright and Trademark that, individually or taken together with any other such Patents, Copyrights or Trademarks, is material to the business of Borrower and its Subsidiaries, taken as a whole, and in each case, is owned or co-owned by or exclusively or non-exclusively licensed to any Credit Party or any of its Subsidiaries (collectively, the “Current Company IP”), including its name/title, current owner or co-owners (including ownership interest), registration, patent or application number, and registration or application date, in each jurisdiction where issued or filed in the Territory, is set forth on Schedule 4.6(c) of the Disclosure Letter. Except as set forth on Schedule 4.6(c) of the Disclosure Letter, (i) (A) each item of Current Company IP owned or co-owned by a Credit Party or any of its Subsidiaries is valid, subsisting and enforceable (or will be enforceable upon issuance) and no such item of Current Company IP has in any respect lapsed, expired, been cancelled, held unpatentable, held

-20- unenforceable or held invalidated or become abandoned or unenforceable, and no circumstance or grounds exist that would invalidate or reduce, in whole or in part, the validity, enforceability, subsistence or scope of any such Current Company IP, or reduce the ownership or use of such Current Company IP, by any Credit Party or any of its Subsidiaries, and (B), no written notice has been received challenging validity, patentability, enforceability, inventorship or ownership (other than from patent and trademark offices through the normal prosecution practices), or relating to any lapse, expiration, invalidation, cancellation, abandonment or unenforceability, of any such item of Current Company IP owned or co-owned by a Credit Party or any of its Subsidiaries, and (ii) (A) each item of Current Company IP that is exclusively or nonexclusively licensed from another Person is valid, subsisting and enforceable and no item of Current Company IP that is exclusively or nonexclusively in-licensed by a Credit Party or any of its Subsidiaries has in any respect lapsed, expired, has been cancelled, held unpatentable, held unenforceable or held invalidated, or has become abandoned (other than through the lapse, expiration or abandonment of such Current Company IP in the exercise of normal prosecution practices and reasonable business judgment of licensor), and (B) no written notice has been received challenging the validity, patentability, enforceability, inventorship or ownership, or relating to any lapse, expiration, invalidation, cancellation, abandonment or unenforceability, of any item of Current Company IP that is exclusively or nonexclusively in-licensed by a Credit Party or any of its Subsidiaries (other than from patent and trademark offices through the licensor’s normal prosecution practices). To the Knowledge of each Credit Party, there are no published patents, patent applications, articles or prior art references that could reasonably be expected to materially adversely affect the exploitation of any Product in the Territory. Except as set forth on Schedule 4.6(c) of the Disclosure Letter, (x) each Person who has or has had any rights in or to owned Current Company IP or any trade secrets owned by any Credit Party or any of its Subsidiaries, including each inventor named on the Patents within such owned Current Company IP filed by any Credit Party or any of its Subsidiaries, has executed an agreement assigning his, her or its entire right, title and interest in and to such owned Current Company IP and such trade secrets, and the inventions, improvements, ideas, discoveries, writings, works of authorship, information and other intellectual property embodied, described or claimed therein, to the stated owner thereof, and (y) to the Knowledge of each Credit Party, no such Person has any contractual or other obligation that would preclude or conflict with such assignment or the exploitation of any Product in the Territory or entitle such Person to ongoing payments. (d) (i) Each Credit Party or any of its Subsidiaries possesses valid title to the Current Company IP for which it is listed as the owner or co-owner, as applicable, on Schedule 4.6(c) of the Disclosure Letter; and (ii) there are no Liens on any Current Company IP, other than Permitted Liens. (e) There are no maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is owned by or exclusively or nonexclusively licensed to any Credit Party or any of its Subsidiaries, nor have any applications or registrations therefor lapsed or become abandoned, been cancelled or expired (other than through the lapse, expiration or abandonment of such Current Company IP in the exercise of normal prosecution practices and reasonable business judgment of the Credit Parties, their respective Subsidiaries or the licensor). (f) There are no unpaid fees, royalties or indemnification payments under any Company IP Agreement that have become due, or are expected to become due or overdue. Each Company IP Agreement is in full force and effect and, to the Knowledge of each Credit Party, is legal, valid, binding, and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. No Credit Party nor any of its Subsidiaries, as applicable, is in breach of or default under any Company IP Agreement to which it is a party or may otherwise be bound, and to the Knowledge of each Credit Party, no circumstances or grounds exist that could give rise to a claim of breach or right of rescission, termination, non-renewal, revision, or amendment of any of the Company IP Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents. (g) No payments by any Credit Party or any of its Subsidiaries are due to any other Person in respect of the Current Company IP, other than pursuant to the Company IP Agreements and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP and associated attorney fees. (h) No Credit Party or any of its Subsidiaries has undertaken or omitted to undertake any acts, and, to the Knowledge of such Credit Party, no circumstance or grounds exist that would invalidate or reduce, in whole

-21- or in part, the enforceability or scope of any Credit Party’s or any of its Subsidiary’s (i) right or entitlement to the Current Company IP in any manner that could reasonably be expected to materially adversely affect any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labelling, promotion, advertising, offer for sale or lease, distribution or sale or lease of any Product in any jurisdiction that is currently material, or reasonably expected in the future to be material, to the business of the Borrower and its Subsidiaries, taken as a whole which, for the avoidance of doubt, includes Included Jurisdictions, or (ii) in the case of Current Company IP owned or co-owned by or exclusively or non-exclusively licensed to any Credit Party or any of its Subsidiaries, except as set forth on Schedule 4.6(h) of the Disclosure Letter, such Credit Party’s or Subsidiary’s entitlement to own or license and exploit such Current Company IP in any manner. (i) Except as set forth on Schedule 4.6(i) of the Disclosure Letter, (A) to the Knowledge of any Credit Party, there is no commercially available product or other technology involved in clinical trials of any third party that infringes or could reasonably be expected to infringe a Patent within the Current Company IP, and (B) to the actual knowledge of any Credit Party, there is no product or other technology of any third party that infringes or could reasonably be expected to infringe a Patent within the Current Company IP. (j) As of each applicable Closing Date, except (i) as noted on Schedule 4.6(j)(i) of the Disclosure Letter, no Credit Party is a party to, nor is it bound by, any Restricted License, and (ii) as noted on Schedule 4.6(j)(ii) of the Disclosure Letter, no Credit Party nor any of its Subsidiaries is a party to, nor is it bound by, any Excluded License. (k) In each case where an issued Patent within the Current Company IP is owned or co-owned by any Credit Party or its Subsidiaries by assignment, the assignment has been duly recorded with the U.S. Patent and Trademark Office, if applicable, and the assignment has been duly recorded or will be recorded promptly with all similar offices and agencies anywhere in the world in which foreign counterparts are registered, filed or issued. (l) Except as set forth on Schedule 4.6(l) of the Disclosure Letter or as otherwise disclosed to the Collateral Agent in writing, there are no pending or, to the Knowledge of such Credit Party, threatened (in writing) claims against Borrower or any of its Subsidiaries alleging (i) that any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labelling, promotion, advertising, offer for sale or lease, distribution or sale or lease of any Product in the Territory infringes or violates (or in the past infringed or violated), or form a reasonable basis for a claim of infringement or violation of, any of the rights of any third parties in or to any Intellectual Property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP, or (ii) that any Current Company IP is invalid, unpatentable or unenforceable (other than from patent and trademark offices through the normal prosecution practices). (m) To the Knowledge of Borrower, the manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory does not infringe or violate (or in the past infringed or violated) or formed a reasonable basis for a claim of infringement or violation of any of the rights of third parties in or to any Third Party IP (including any issued or registered Third Party IP). (n) Except as set forth on Schedule 4.6(n) of the Disclosure Letter, there are no settlements, covenants not to sue, consents, judgments, orders or similar obligations which: (i) restrict the rights of any Credit Party or any of its Subsidiaries to use any Intellectual Property relating to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labeling, promotion, advertising, offer for sale or lease, distribution or sale or lease of any Product in the Territory (in order to accommodate any Third Party IP or otherwise), or (ii) permit any third parties to use any Company IP. (o) Except as set forth on Schedule 4.6(o) of the Disclosure Letter or as disclosed to the Collateral Agent in writing, to the Knowledge of Borrower, (i)(A) there is no, nor has there been any, infringement or violation by any Person of any of the Company IP or the rights therein embedded in any commercially available Product or involved in clinical trials, and (B) to the actual knowledge of Borrower or any other Credit Party, there is no, nor has there been any, infringement or violation by any Person of any other of the Company IP or the rights

-22- therein, and (ii) there is no, nor has there been any, misappropriation by any Person of any of the Company IP or the subject matter thereof. (p) Each Credit Party and each of its Subsidiaries has taken all commercially reasonable measures customary in the health and life sciences sector to protect the confidentiality and value of all trade secrets owned or exclusively licensed by such Credit Party or any of its Subsidiaries, or used or held for use by such Credit Party or any of its Subsidiaries, in each case relating to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labeling, promotion, advertising, offer for sale or lease, distribution or sale or lease of any Product in the Territory. Any use or disclosure by a Credit Party or any of its Subsidiaries of any such trade secrets to any third party has been pursuant to the terms of a written agreement including appropriate confidentiality, access, use and non-disclosure provisions with such third party, and no Credit Party or any of its Subsidiaries has suffered any material data breach or other incident that has resulted in any loss, unauthorized access, use, disclosure or modification of any such trade secrets. (q) Any Product made, used or sold under the Patents within the Current Company IP has been marked with the proper patent notice. (r) To the Knowledge of each Credit Party, at the time of any shipment of any Product occurring prior to the applicable Closing Date, the units thereof so shipped complied with their relevant specifications and were developed and manufactured in accordance with then applicable FDA Good Manufacturing Practices, FDA Good Clinical Practices, FDA Good Laboratory Practices, and other Requirements of Law. (s) With respect to the Current Company IP consisting of Patents, except as set forth on Schedule 4.6(s) of the Disclosure Letter: (i) to the Knowledge of such Credit Party, all prior art material to such Patents was adequately disclosed, to the extent such disclosure is required, to the relevant patent office or considered by the respective patent offices during prosecution of such Patents; (ii) subsequent to the issuance of such Patents, no Credit Party nor any Subsidiary nor any of their respective predecessors-in-interest, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the inventions claimed in such Patents; (iii) to the Knowledge of such Credit Party, no subject matter designated allowable or allowed by the U.S. Patent and Trademark Office of such Patents is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, and such Patents are not and have not been the subject of any re-examination, opposition or any other post-grant proceedings; (iv) if any of such Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Collateral; and (v) neither any Credit Party nor any Subsidiaries has received an opinion, whether preliminary in nature or qualified in any manner, which concludes that a challenge to the validity or enforceability, subsistence or scope of any such Patents is more likely than not to succeed. (t) (A) neither any Credit Party nor any Subsidiary, nor, to the Knowledge of such Credit Party, any of their respective agents or representatives, have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable or reduce, in whole or in part, the validity, enforceability, subsistence or scope of any such Patent within Company IP and (B) to the Knowledge of such Credit Party, no prior owner of any such Patent within Company IP of any Credit Party or any of its Subsidiaries, nor any of such prior owner’s agents or representatives, have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable or reduce, in whole or in part, the validity, enforceability, subsistence or scope of any such Patent.

-23- (u) The Collateral Documents create in favor of the Collateral Agent, for the benefit of Lenders and the other Secured Parties, a valid and continuing and, upon the making of the filings and the taking of the actions required under the terms of the Loan Documents, perfected Lien on and security interest in the Collateral (in each case, solely to the extent perfection is available under Requirements of Law through the making of such filings and taking of such actions and except to the extent expressly not required to be perfected pursuant to the terms of the Loan Documents), securing the payment of the Obligations, and having priority over all other Liens on and security interests in the Collateral (except Permitted Liens). (v) Parent does not own, co-own, have a license to or have any other right, title or interest to any Company IP. 4.7. Adverse Proceedings, Compliance with Laws. (a) As of the Tranche A Closing Date, except as set forth on Schedule 4.7 of the Disclosure Letter, (i) there are no Adverse Proceedings pending or, to the Knowledge of Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Parent, Borrower or any of Borrower’s Subsidiaries; and (ii) to the Knowledge of Borrower, neither Parent nor Borrower nor any of Borrower’s Subsidiaries (A) is in violation of any Requirements of Law, excluding any Requirement of Law which is being contested in good faith by appropriate proceedings, or (B) is subject to or in default with respect to any final judgments, orders, writs, injunctions, settlement agreements, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency, instrumentality, or other Governmental Authority, domestic or foreign. (b) As of each Closing Date other than the Tranche A Closing Date, (i) except as set forth on Schedule 4.7 of the Disclosure Letter, there are no Adverse Proceedings pending or, to the Knowledge of Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Parent or Borrower or any of Borrower’s Subsidiaries, which, if adversely determined, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change; and (ii) neither Parent nor Borrower nor any of Borrower’s Subsidiaries (A) is in violation of any Requirements of Law, excluding any Requirement of Law which is being contested in good faith by appropriate proceedings, where such violation, individually or together with any other such violation, could reasonably be expected to result in uninsured damages, penalities or costs to Parent or Borrower or any of Borrower’s Subsidiaries in an amount in excess of $3,000,000, or (B) is subject to or in default with respect to any final judgment, order, writ, injunction, settlement agreement, decree, rule or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency, instrumentality, or other Governmental Authority, domestic or foreign that, individually or in the aggregate, could reasonably be expected to result in uninsured damages, penalties or costs to Parent, Borrower or any of their respective Subsidiaries in an amount in excess of $3,000,000. (c) Each of Borrower and its Subsidiaries (and, to Borrower’s Knowledge, each other party thereto) is in compliance in all respects with the terms of all settlement agreements relating to any Adverse Proceeding to which Borrower or any Subsidiary is a party. 4.8. Exchange Act Documents; Financial Statements; Financial Condition; No Material Adverse Change; Books and Records. (a) The Exchange Act Documents filed by Parent with the SEC since December 31, 2023, when they were filed with the SEC, conformed in all material respects to the requirements of the Exchange Act, and as of the time they were filed with the SEC, none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (excluding any projections and forward- looking statements, estimates, budgets and general economic or industry data of a general nature), in the light of the circumstances under which they were made, not misleading; provided, that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections are not a guarantee of financial performance and are subject to uncertainties and contingencies, many of which are beyond the control of Parent or any Subsidiary, and neither Borrower nor any Subsidiary can give any assurance that such projections will be attained,

-24- that actual results may differ in a material manner from such projections and any failure to meet such projections shall not be deemed to be a breach of any representation or covenant herein). (b) Parent’s audited annual financial statements as of December 31, 2023 (including the related notes thereto) of Parent and its Subsidiaries included in the Exchange Act Documents present fairly in all material respects the consolidated financial condition of Parent and such Subsidiaries and their consolidated results of operations as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes. (c) Borrower acknowledges that Parent’s management is responsible for the preparation and fair presentation of the financial statements of Parent and each of its Subsidiaries delivered to the Collateral Agent pursuant to Section 5.2(a), in each case, in conformance with GAAP. Parent has, suitable for a company of its size and stage of development, designed, implemented and maintained internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. (d) Since December 31, 2023, there has not occurred any change or event that has had or could reasonably be expected to have, either alone or in conjunction with any other change(s), event(s) or failure(s), a Material Adverse Change. (e) The Books of Borrower and each of its Subsidiaries in existence immediately prior to each applicable Closing Date contain full, true and correct entries of all dealings and transactions in relation to its business and activities in conformity with GAAP and Requirements of Law. (f) Since December 31, 2023, there has not occurred any Transfer by Parent, Borrower or any of their respective Subsidiaries, voluntary or involuntary, of any material part of the business, assets or property of Parent, Borrower or any of their respective Subsidiaries, and no purchase or other acquisition by any of them of any business, assets or property (including any Equity Interests of any other Person) material to Parent, Borrower or any of their respective Subsidiaries, in each case, which is not reflected in the financial statements of Parent and its Subsidiaries included in the Exchange Act Documents (or in the notes thereto) and has not otherwise been disclosed in writing to the Collateral Agent or Lenders on or prior to the applicable Closing Date. 4.9. Solvency. Each Credit Party and its Subsidiaries, on a consolidated basis, are Solvent. Without limiting the generality of the foregoing, there has been no proposal made or resolution adopted by any competent corporate body for the dissolution or liquidation of any Credit Party, nor do any circumstances exist which may result in the dissolution or liquidation of any Credit Party. 4.10. Payment of Taxes. All U.S. federal, state, local and foreign income and other material Tax returns and reports (or extensions thereof) of each Credit Party and each of its Subsidiaries required to be filed by any of them have been timely filed and are correct in all material respects, and all U.S. federal, state, local and foreign income and other material Taxes which are due and payable by any Credit Party or any of its Subsidiaries and all material assessments, fees and other governmental charges upon any Credit Party or any of its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable except where the validity or amount thereof is being contested in good faith by appropriate proceedings; provided that (a) the applicable Credit Party has set aside on its books adequate reserves therefor in conformity with GAAP or IFRS, as applicable, and (b) the failure to pay such Taxes, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change. There is no proposed Tax assessment against any Credit Party or any of its Subsidiaries that would, if made, result in a Material Adverse Change. 4.11. Environmental Matters. Neither Parent, Borrower nor any of their respective Subsidiaries nor any of their respective Facilities or operations is subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. There are and, to the Knowledge of Borrower, have been, no conditions, occurrences, or Hazardous Materials Activities that would reasonably be expected to form the basis of an Environmental Claim against Parent, Borrower

-25- or any of their respective Subsidiaries, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. To the Knowledge of Borrower, no predecessor of Parent, Borrower or any of their respective Subsidiaries, has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, which would reasonably be expected to form the basis of an Environmental Claim against Parent, Borrower or any of their respective Subsidiaries, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change (but, for the avoidance of doubt, neither Parent, Borrower nor any of their respective Subsidiaries has, directly or indirectly, undertaken any investigation of or made any inquiries to, or relating to, any of its or their Subsidiaries’ predecessors), and neither Parent’s, Borrower’s nor any of their respective Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260–270 or any foreign or United States state equivalents, which would reasonably be expected to form the basis of an Environmental Claim against Parent, Borrower or any of their respective Subsidiaries, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. No event or condition has occurred or is occurring with respect to any Credit Party relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Change 4.12. Material Contracts. As of each applicable Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement, except as described on Schedule 4.12 of the Disclosure Letter, each Material Contract is a valid and binding obligation of the applicable Credit Party and, to the Knowledge of Borrower, each other party thereto, and is in full force and effect, and neither the applicable Credit Party nor, to the Knowledge of such Credit Party, any other party thereto is in material breach thereof or default thereunder, except where such breach or default (which default has not been cured or waived) could not reasonably be expected to give rise to any cancellation, termination or acceleration right of the applicable counterparty thereto. As of each applicable Closing Date, except as described on Schedule 4.12 of the Disclosure Letter, no Credit Party or any of its Subsidiaries has received any written notice from any party to any Material Contract asserting or to the Knowledge of Borrower, threatening to assert, circumstances that could reasonably be expected to result in the cancellation, termination or invalidation of any Material Contract (or any provision thereof) or the acceleration of such Credit Party’s or Subsidiary’s obligations thereunder. 4.13. Regulatory Compliance. No Credit Party is or is required to be registered as, or is a company “controlled” by, an “investment company” as defined in, or is subject to regulation under, the Investment Company Act of 1940, as amended. Except as could not reasonably be expected to result in a Material Adverse Change, each Credit Party has complied with the Federal Fair Labor Standards Act (and any foreign or United States state equivalent, as applicable). Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, each Plan is in compliance with the applicable provisions of ERISA, the IRC and other Requirements of Law, respectively. (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither any Credit Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 et seq. of ERISA with respect to a Multiemployer Plan; and (iii) neither any Credit Party (to the extent applicable) nor any ERISA Affiliate has engaged in a transaction that would be subject to Section 4069 or 4212(c) of ERISA, except, with respect to each of clauses (i), (ii) and (iii) above, as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. 4.14. Margin Stock. No Credit Party is engaged principally, or as one of its important activities, in extending credit for the purpose of, whether immediate or ultimate, purchasing or carrying Margin Stock. No Credit Party owns any Margin Stock. No Credit Party or any of its Subsidiaries has taken or permitted to be taken any action that might cause any Loan Document to violate Regulation T, U or X of the Federal Reserve Board. 4.15. Subsidiaries; Capitalization. As of the applicable Closing Date, Schedule 4.15 of the Disclosure Letter (a) sets forth the name and jurisdiction of incorporation, organization or formation of Borrower and each of its Subsidiaries and (b) sets forth the ownership interest of Parent and Borrower and any other Credit Party in each of their respective Subsidiaries, including the percentage of such ownership. As of the applicable Closing Date, Schedule 4.15 of the Disclosure Letter includes a complete and accurate list of Borrower and each of its Subsidiaries, setting forth (a) its name and jurisdiction of incorporation, organization or formation, (b) the number of authorized and issued shares (or equivalent) of each class (where applicable) of its Equity Interests outstanding, (c) the percentage of its outstanding shares of each class owned (directly or indirectly) by Parent or Borrower or any other Credit Party and

-26- the certificate numbers(s) for the same (if any), and (d) the number and effect, if exercised, of all of its outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect to its issued Equity Interests. Except as set forth on Schedule 4.15 of the Disclosure Letter, each Credit Party is a Registered Organization. 4.16. Employee Matters. Neither Parent, Borrower nor any of their respective Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to result in a Material Adverse Change. There is (a) no unfair labor practice complaint pending against Parent, Borrower or any of their respective Subsidiaries, or, to the Knowledge of Borrower, threatened in writing against any of them in each case before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is pending against Parent, Borrower or any of their respective Subsidiaries, or, to the Knowledge of Borrower, threatened in writing against any of them, (b) no strike or work stoppage in existence or, to the Knowledge of Borrower, threatened in writing involving Parent, Borrower or any of their respective Subsidiaries, and (c) to the Knowledge of Borrower, no union representation question existing with respect to the employees of Parent, Borrower or any of their respective Subsidiaries, and, to the Knowledge of Borrower, no union organization activity that is taking place that in each case specified in any of clauses (a), (b) and (c) above, individually or taken together with any other matter specified in clause (a), (b) or (c) above, could reasonably be expected to result in a Material Adverse Change. 4.17. Full Disclosure. None of the documents, certificates or written statements (excluding any projections and forward-looking statements, estimates, budgets and general economic or industry data of a general nature) furnished or otherwise made available to the Collateral Agent or any Lender by or on behalf of any Credit Party for use in connection with the transactions contemplated hereby (in each case, taken as a whole and as modified or supplemented by other information so furnished promptly after the same becomes available) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, as of the time when made or delivered, not misleading in light of the circumstances in which the same were made; provided, that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections are not a guarantee of financial performance and are subject to uncertainties and contingencies, many of which are beyond the control of Parent or any Subsidiary, and neither Parent nor any Subsidiary can give any assurance that such projections will be attained, that actual results may differ in a material manner from such projections and any failure to meet such projections shall not be deemed to be a breach of any representation or covenant herein). To the Knowledge of Borrower, there are no facts (other than matters of a general economic or industry nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change and that have not been disclosed herein or in such other documents, certificates and written statements furnished or made available to the Collateral Agent or any Lender for use in connection with the transactions contemplated hereby. 4.18. Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions; Export and Import Laws. (a) None of Parent, Borrower, its or their Subsidiaries, its or their directors or officers or, to the Knowledge of Borrower, any agent or employee of Parent, Borrower or any of their respective Subsidiaries has (i) used any corporate funds of Parent, Borrower or any of their respective Subsidiaries, for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or, to the Knowledge of Borrower, indirect unlawful payment to any foreign or domestic government official or employee or any Person from corporate funds of Parent, Borrower or any of their respective Subsidiaries, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”),anti-corruption laws of Jersey, or any other applicable anti-corruption laws (“Anti-Corruption Laws”) or (iv) made any bribe, improper rebate, payoff, influence payment, kickback or other unlawful payment, and no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business, or to obtain any improper advantage, in violation of Anti-Corruption Laws. No action, suit or proceeding by or before any Governmental Authority or any arbitrator involving Parent, Borrower or any of their respective Subsidiaries, with respect to Anti-Corruption Laws is pending or threatened in writing nor is there a basis for such action, suit, or proceeding. (b) (i) The operations of Parent, Borrower or any of their respective Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the

-27- Bank Secrecy Act of 1970 (as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001) and the anti-money laundering laws and counter terrorist financing, rules and regulations of each jurisdiction (foreign or domestic) in which Parent, Borrower or any of their respective Subsidiaries, is subject to such jurisdiction’s Requirements of Law (collectively, the “Anti-Money Laundering Laws”) and (ii) no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving Parent, Borrower or any of their respective Subsidiaries, with respect to the Anti-Money Laundering Laws is pending or threatened in writing. (c) None of Parent, Borrower, its or their Subsidiaries, or its or their directors, officers or, to the Knowledge of Borrower, any agent or employee of Parent, Borrower or any of their respective Subsidiaries, is, or is owned or controlled by individuals or entities that are, the target or subject of any economic, trade or financial sanctions or restrictive measures administered and enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, and each member state thereof or Switzerland (the Swiss State Secretariat for Economic Affairs of Switzerland (SECO) or the Swiss Directorate of International Law (DIL)), His Majesty’s Treasury of the United Kingdom, Jersey, Canada, or Japan (collectively “Sanctions”). Neither Parent, Borrower nor any of their respective Subsidiaries: (i) has assets located in, or otherwise directly or indirectly derives revenues from or engages in, investments, dealings, activities, or transactions in or with, any Sanctioned Country; or (ii) directly or indirectly derives revenues from, conducts any business or engages in investments, dealings, activities, or transactions with, any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person. Borrower will not, directly or indirectly (including through an agent or any other Person), use the proceeds of any Term Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for (x) the purpose of financing the activities of any Person that is the target or subject of Sanctions or in any country or territory that at the time of such funding, is the subject of Sanctions, (y) use in any Sanctioned Country, or (z) any purpose that could cause any Person to be in violation of Sanctions. No action, suit or proceeding by or before any Governmental Authority or any arbitrator involving Parent, Borrower or any of their respective Subsidiaries, with respect to Sanctions is pending or threatened in writing, nor is there a basis for such action, suit or proceeding. (d) Borrower will not, directly or, to the Knowledge of Borrower, indirectly (including through an agent or any other Person), use the proceeds of the Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for (i) any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else, in order to obtain, retain or direct business, or to obtain any improper advantage in violation of Anti-Corruption Laws, (ii) in violation of any Anti-Money Laundering Laws, or (iii) in violation of Sanctions. (e) Parent, Borrower, its and their Subsidiaries, its and their officers and directors, and to the Knowledge of Borrower, their respective agents and employees, are in compliance in all respects with Sanctions. Parent, Borrower and each of their respective Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Money Laundering Laws, Export and Import Laws, and Anti-Corruption Laws. (f) Parent, Borrower and each of their respective Subsidiaries are in compliance in all material respects with applicable Export and Import Laws. 4.19. Health Care Matters. (a) Compliance with Health Care Laws. Except as set forth on Schedule 4.19(a) of the Disclosure Letter, each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries and each officer, Affiliate, and employee acting on behalf of such Credit Party or any of its Subsidiaries, is in compliance in all material respects with all applicable Health Care Laws. (b) Compliance with FDA Laws. Each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries that are subject to applicable jurisdiction, is in compliance with applicable FDA Laws (including the Food, Drug, and Cosmetic Act (21 U.S.C. §§ 360j, 360e-3 and 21 C.F.R. Part 814)) that apply to its regulated medical devices, except for instances of noncompliance that are not material and are listed in Schedule 4.19(b) of the

-28- Disclosure Letter; and are otherwise in compliance in all material respects with all applicable FDA Laws, including the Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FDCA”) and the regulations promulgated thereunder; EU Laws including the EU Regulation on medical devices (Directive 2020/561 amending Regulation 2017/745), the Clinical Trials Regulation (Regulation (EU) No 536/2014), and related implementing legislation of individual EU Member States and related guidance at EU level and national level in individual EU Member States; Swiss Laws (including the Medical Devices Ordinance); Japanese Laws (including the Pharmaceuticals and Medical Devices Act); and Israeli Laws (including the Medical Device Law (2012) and the Medical Device Regulations (2013)) and related implementing legislation and regulations promulgated thereunder); including as relating to any research, development, testing, approval, licensure, clearance, authorization, designation, exclusivity, post-approval (or post-licensure, post-authorization, or post-clearance, as applicable) monitoring and requirements, reporting, manufacture, production, packaging, labeling, use, commercialization, marketing, promotion, advertising, importing, exporting, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory. Any Product distributed or sold in the Territory at all times during the past six (6) years has been (i) manufactured and developed in all material respects in accordance with current FDA Good Manufacturing Practices, FDA Good Clinical Practices and FDA Good Laboratory Practices (as applicable), and (ii) if and to the extent such Product is required to be approved or cleared by the relevant Governmental Authority pursuant to FDA Laws, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws or other foreign law equivalents, in order to be legally marketed in the Territory for such Product’s intended uses, such Product has been approved or cleared for such intended uses, meets in all material respects any additional conditions of approval, clearance, authorization, or licensure by the competent Governmental Authority, and except as has been set forth in Schedule 4.19(b), no inquiries regarding material issues have been initiated by any competent Governmental Authority. (c) Material Statements. Within the past six (6) years, neither any Credit Party, nor, to the Knowledge of Borrower, any Subsidiary or any officer, Affiliate or employee of any Credit Party or Subsidiary in its capacity as a Subsidiary or as an officer, Affiliate or employee of a Credit Party or Subsidiary (as applicable), nor, to the Knowledge of Borrower, any agent of any Credit Party or Subsidiary, (i) has made an untrue statement of a material fact or a fraudulent statement to any Governmental Authority under any Health Care Law, (ii) has failed to disclose a material fact to any Governmental Authority under any Health Care Law, or (iii) has otherwise committed an act, made a statement or failed to make a statement that, at the time such statement or disclosure was made (or, in the case of such failure, should have been made) or such act was committed, could reasonably be expected to constitute a material violation of any Health Care Law. Each Credit Party has implemented reasonable and appropriate policies and procedures designed to ensure compliance with all Health Care Laws concerning the types of statements, disclosures, acts, and omissions described in sub-clauses (i), (ii) or (iii) above. (d) Proceedings; Audits. Except as has been set forth on Schedule 4.19(d) of the Disclosure Letter: (i) there is no Adverse Proceeding pending or, to the Knowledge of Borrower, threatened in writing, against any Credit Party or any of its Subsidiaries relating to any allegations of non-compliance with any Health Care Laws, Data Protection Laws, FDA Laws, Swiss Laws, or EU Laws; and (ii) to the Knowledge of Borrower, there are no facts, circumstances or conditions that, individually or in the aggregate, would reasonably be expected to form the basis for any such Adverse Proceeding. (e) Recalls, Safety Notices, Etc. Except as has been set forth on Schedule 4.19(e) of the Disclosure Letter, neither any Credit Party nor any of its Subsidiaries has initiated or otherwise engaged in any recalls, field notifications, safety warnings, “dear doctor” letters, investigator notices, safety alerts or other notices of action, including as a result of any Risk Evaluation and Mitigation Strategy (or foreign equivalent) proposed or enforced by the FDA, the European Commission, the EMA, the competent authorities of the EU Member States, the Medicines and Healthcare products Regulatory Agency (“MHRA”), Swissmedic - Swiss Agency for Therapeutic Products/Schweizerisches Heilmittelinstitute (“Swissmedic”), the Japanese Ministry of Health Labour and Welfare (“MHLW”) and the Pharmaceuticals and Medical Devices Agency (“PMDA”), the Israeli Ministry of Health, or any other equivalent foreign Governmental Authority relating to an alleged lack of safety or regulatory compliance of any Product. Except as set forth on Schedule 4.19(e), neither any Credit Party nor any of its Subsidiaries has a reasonable expectation that there are grounds for imposition of a clinical hold or a withdrawal of an approved investigational study application, or for the termination of an investigational study, under the FDCA and applicable regulations for Product.

-29- (f) Preclinical Studies / Clinical Trials. All pre-clinical and clinical studies (including trials) relating to Product conducted by or on behalf of any Credit Party or any of its Subsidiaries have been, or are being, conducted in compliance with all applicable Requirements of Law, including the applicable requirements of FDA Laws, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws, FDA Good Laboratory Practices, FDA Good Clinical Practices, applicable human subject protections (including 21 C.F.R. parts 50 and 56), and the Animal Welfare Act and applicable experimental protocols, procedures and controls, United States state equivalents and equivalent foreign laws and applicable regulations. No research involving human subjects (including clinical trials) relating to Product conducted by or sponsored by any Credit Party or any of its Subsidiaries has been conducted by or supported by any U.S. federal department or agency, and none are subject to regulation under 45 C.F.R. Part 46. Except as set forth on Schedule 4.19(f) of the Disclosure Letter, during the past six (6) years, no clinical study involving Product conducted by or on behalf of any Credit Party or any of its Subsidiaries has been terminated or suspended by any Regulatory Agency and neither any Credit Party nor any of its Subsidiaries has received any notice that the FDA (or foreign equivalent), any other Governmental Authority or any institutional review board, ethics committee or safety monitoring committee (or foreign equivalent) has recommended, initiated or, to the Knowledge of Borrower threatened to initiate any action to suspend or terminate any clinical study conducted by or on behalf of any Credit Party or any of its Subsidiaries or to otherwise restrict the preclinical research on or clinical study of Product. None of the safety issues raised by a Governmental Authority in the context of a clinical hold (or foreign equivalent) placed on products under development by any Credit Party or any of its Subsidiaries could reasonably be expected to adversely impact the research, development, testing, manufacture, approval, clearance, authorization, exclusivity, licensure, designation, post-approval (or post-licensure, post-authorization or post-clearance, as applicable) monitoring and commitments, reporting, production, packaging, labeling, use, commercialization, marketing, promotion, advertising, importing, exporting, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory. Any clinical hold (or foreign equivalent) placed on products under development by any Credit Party or any of its Subsidiaries, or terminations of clinical trials by any Credit Party or any of its Subsidiaries, could not reasonably be expected to adversely impact the financial condition of any Credit Party and its Subsidiaries (taken as a whole), or the ability of any Credit Party and its Subsidiaries (taken as a whole) to fulfill the payment obligations under the Loan Agreement or any other Loan Documents. (g) Advertising / Promotion. For the past six (6) years, each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries, officers, employees and agents has advertised, promoted, marketed and distributed Product in the Territory in compliance in all material respects with FDA Laws, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws, and other applicable Requirements of Law. Except as set forth on Schedule 4.19(g) of the Disclosure Letter, for the past six (6) years, neither any Credit Party nor, to the Knowledge of Borrower, any of its Subsidiaries, officers, employees or agents has received any written notice of or is subject to any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information from the FDA (or foreign equivalents) or any other Governmental Authority concerning noncompliance with any FDA Laws, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws or other Requirements of Law with regard to advertising, promoting, marketing or distributing Product in the Territory. (h) Recordkeeping / Reporting. Each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries, has maintained records in compliance in all material respects with FDA Laws, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws, Health Care Laws, and other applicable Requirements of Law, and each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries, has submitted to the FDA (or foreign equivalents) and other Governmental Authorities (including Regulatory Agencies) in a timely manner all material notices and annual or other reports required to be made, including medical device reports (including adverse event reports), annual reports (including annual reports specific to holders of approved applications and designations and safety reports required to be made for Product. (i) Prohibited Transactions; No Whistleblowers. Except as set forth on Schedule 4.19(i) of the Disclosure Letter, within the past ten (10) years, to the Knowledge of Borrower, neither any Credit Party, any Subsidiary, any officer, Affiliate or employee of a Credit Party or Subsidiary, nor any other Person acting on behalf of any Credit Party or any Subsidiary, directly or indirectly: (i) has offered or paid any remuneration, in cash or in kind, to, or made any financial arrangements with, any past, present or potential patient, supplier, physician or contractor, in order to illegally obtain business or payments from such Person in material violation of any Health Care Law; (ii) has given or made, or is party to any illegal agreement to give or make, any illegal gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any past, present or potential patient,

-30- supplier, physician or contractor, or any other Person in material violation of any Health Care Law; (iii) has presented, or caused to be presented, a claim for any designated health service pursuant to a referral to an entity from a physician who has (or whose immediate family member has) a financial relationship with that entity, in material violation of any Health Care Law; (iv) has given or made, or is party to any agreement to give or make on behalf of any Credit Party or any of its Subsidiaries, any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was a material violation of the laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; (v) has established or maintained any unrecorded fund or asset for any purpose or made any materially misleading, false or artificial entries on any of its books or records for any reason; or (vi) has made, or is party to any agreement to make, any payment to any Person with the intention or understanding that any part of such payment would be in material violation of any Health Care Law. Except as set forth on Schedule 4.19(i) of the Disclosure Letter, to the Knowledge of Borrower, there are no actions pending or threatened (in writing) against any Credit Party or any of its Subsidiaries or any of their respective Affiliates under any foreign, federal or United States state healthcare whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.). (j) Exclusion. Except as set forth on Schedule 4.19(j) of the Disclosure Letter, neither any Credit Party nor, to the Knowledge of Borrower, any Subsidiary or any officer, Affiliate or employee of Parent or any Subsidiary having authority to act on behalf of any Credit Party or any Subsidiary, is or, to the Knowledge of Borrower, has been threatened in writing to be: (i) excluded from any Governmental Payor Program pursuant to 42 U.S.C. § 1320a-7b and related regulations; (ii) “suspended” or “debarred” from selling any products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), or other U.S. Requirements of Law; (iii) debarred, disqualified, suspended or excluded from participation in Medicare, Medicaid or any other Governmental Payor Program or is listed on the General Services Administration list of excluded parties; (iv) debarred by FDA (or foreign equivalent) or (v) a party to any other action or proceeding by any Governmental Authority that would prohibit the applicable Credit Party or Subsidiary from distributing or selling any Product in the Territory or providing any services to any governmental or other purchaser pursuant to any Health Care Laws. (k) Health Information. Each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries, to the extent applicable, is in material compliance with all applicable foreign, federal, state, and local laws and regulations regarding the privacy, data protection, security, and notification of breaches of health information and regarding standards, implementation specifications, and requirements for electronic transactions. Each Credit Party and, to the Knowledge of Borrower, each of its Subsidiaries, to the extent applicable, has implemented written policies and procedures as well as training as is customary in the health and life sciences sector, that satisfies the requirements of all applicable Requirements of Law, and is otherwise designed to assure continued compliance and to detect material non-compliance. Certain Credit Parties, such as Novocure Inc., are “covered entities” (each a “CE Credit Party”) and other Credit Parties are “business associates” (each a “BA Credit Party”) as such terms are defined in HIPAA (45 C.F.R. § 160.103). Without limiting the generality of the foregoing: (i) each CE Credit Party and BA Credit Party has completed a HIPAA-compliant risk assessment within the past year and has implemented an appropriate risk management plan; (ii) each CE Credit Party and BA Credit Party has implemented such written or electronic policies, procedures, and plans as are required by HIPAA; (iii) during the past six (6) years, neither any CE Credit Party nor any BA Credit Party has experienced a “breach” as such term is defined in HIPAA (45 C.F.R. § 164.402); (iv) each CE Credit Party has maintained a HIPAA-compliant notice of privacy practices and distributed this notice as required by HIPAA (45 C.F.R. § 164.520); (v) each CE Credit Party and BA Credit Party has entered into a HIPAA-compliant business associate agreement with each vendor and other entity that serves as “business associate” under HIPAA to such Credit Party; (vi) each BA Credit Party is in material compliance with all HIPAA business associate agreements under which such Credit Party serves as a business associate of another entity; and (vii) neither any CE Credit Party nor any BA Credit Party has received written notice from the U.S. Department of Health and Human Services Office for Civil Rights nor from any state attorney general initiating an investigation into such Credit Party’s compliance with HIPAA. (l) Corporate Integrity Agreement. Except as set forth on Schedule 4.19(l) of the Disclosure Letter, neither any Credit Party or Subsidiary, nor any of their respective Affiliates, nor, to the Knowledge of Borrower, any of their respective officers, directors, managing employees or agents, is, or in the reasonable business judgment of Borrower probably (as defined in ASC 450-20-20) will become within ninety (90) days of the applicable

-31- Closing Date, a party to, or has any ongoing reporting or disclosure obligations under, or is otherwise subject to, any order, individual integrity agreement, corporate integrity agreement, monitoring agreement, deferred prosecution agreement, consent decree, corrective action plan, settlement agreement or order or other similar agreements, or any order, in each case imposed by any Governmental Authority concerning compliance with any laws, rules or regulations, issued under or in connection with a Governmental Payor Program. 4.20. Regulatory Approvals or Licensures. (a) Except as set forth on Schedule 4.20(a) of the Disclosure Letter, each Credit Party and each Subsidiary involved in any research, development, testing, post-approval (or post-licensure, post-authorization, or post-clearance, as applicable) monitoring and requirements, manufacture, production, packaging, labeling, use, commercialization, marketing, promotion, advertising, importing, exporting, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory has all Regulatory Approvals material to the conduct of its business and operations. (b) Except as set forth on Schedule 4.20(b) of the Disclosure Letter, to the Knowledge of the Borrower, no event or circumstance (or series of related events or circumstances) has occurred or, in the reasonable business judgment of Borrower, is reasonably likely to occur, that would cause or could reasonably be expected to cause Product to no longer meet requirements or criteria of any applicable regulatory approvals or designations. (c) Each Credit Party, each Subsidiary and, to the Knowledge of Borrower, each licensee of a Credit Party or a Subsidiary of any Intellectual Property relating to Product, is in compliance with, and at all times during the past six (6) years, has complied with, all applicable foreign, federal, state and local laws, rules and regulations governing any aspect of the research, development, testing, approval, licensure, clearance, authorization, post-approval (or post-licensure, post-authorization, or post-clearance, as applicable) monitoring and requirements, reporting, manufacture, production, packaging, labeling, use, commercialization, designation, exclusivity, marketing, promotion, advertising, importing, exporting, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory, including all such regulations promulgated by each applicable Regulatory Agency (including the FDA, the European Commission, the EMA, the competent authorities of the EU Member States, the MHRA, Swissmedic, MHLW, PMDA, or any other applicable foreign equivalents), except where any instance of failure to comply with any such laws, rules or regulations could not, whether individually or taken together with any other such failures, reasonably be expected to result in a Material Adverse Change. No Credit Party or its Subsidiaries has received any written notice from any Regulatory Agency citing action or inaction by any Credit Party or any of its Subsidiaries that would constitute a violation of any applicable foreign, federal, state or local laws, rules, or regulations, including a Warning Letter or Untitled Letter from FDA (or equivalent communication from any other Regulatory Agency). 4.21. Supply and Manufacturing. (a) Except as set forth on Schedule 4.21(a) of the Disclosure Letter, to the Knowledge of any Credit Party, the Product at all times has been manufactured in sufficient quantities and of a sufficient quality to satisfy demand of the Product in the Territory, without the occurrence of any event or series of related events causing inventory of Product to have become exhausted prior to satisfying such demand. Except as set forth on Schedule 4.21(a) of the Disclosure Letter, to the Knowledge of Borrower, no event or circumstances (or series of related events or circumstances) has occurred that has caused or could reasonably be expected to cause (i) the Product to be manufactured in a quantity or of a quality insufficient to satisfy current or future demand of the Product in the Territory or (ii) inventory of the Product in the Territory to have become exhausted prior to satisfying such demand. (b) Except as set forth on Schedule 4.21(b) of the Disclosure Letter, to the Knowledge of Borrower, no event or circumstance (or series of related events or circumstances) has occurred or, in the reasonable business judgment of Borrower, is reasonably likely to occur, that would cause or could reasonably be expected to cause Product to be distributed in any calendar year in such quantities to exceed any applicable annual distribution number (“ADN”) under 21 U.S.C. § 360j(m)(6)(A) and subsequently require notification to FDA of the number of devices distributed in a calendar year exceeding such ADN or otherwise result in a violation of 21 U.S.C. § 360j(m).

-32- (c) Except as set forth on Schedule 4.21(c) of the Disclosure Letter, to the Knowledge of Borrower, (i) no manufacturer (including a contract manufacturer), licensing partner, or producer of Product has been or is currently subject to a material Regulatory Agency shutdown or voluntary shutdown, restriction or import or export prohibition, (ii) no manufacturer (including a contract manufacturer), licensing partner, or producer of Product has received a Form 483 or is currently subject to (1) a Form 483 or (2) other written Regulatory Agency notice of inspectional observations, Warning Letter, Untitled Letter or request to make changes to Product that could impact any Product, in either case of sub-clause (1) or (2) above with respect to any facility manufacturing or producing Product for import, export, distribution or sale or lease in the Territory, and (ii) with respect to each such Form 483 received (if any) or other written Regulatory Agency notice (if any), all scientific and technical violations or other issues relating to FDA Good Manufacturing Practice requirements, or foreign equivalents, documented therein, and any disputes regarding any such violations or issues, have been corrected or otherwise resolved. (d) Except as disclosed in Schedule 4.21(d) of the Disclosure Letter, no Credit Party or any of its Subsidiaries has received any notice, oral or written, from any party to any Manufacturing Agreement containing any indication by or intent or threat of, such party to reduce or cease, in any material respect, the supply of Product in the Territory or the materials (including raw materials), components (including component raw materials and other component materials), equipment, technology (including software, systems, and solutions), or any other element needed to fulfill its contractual obligations related to Product in any Manufacturing Agreement through calendar year 2029 (or such earlier date in accordance with the terms and conditions of such Manufacturing Agreement, as applicable). 4.22. Cybersecurity and Data Protection. (a) Except as set forth in Schedule 4.22(a) of the Disclosure Letter, to the Knowledge of Borrower, the information technology systems used in the business of each of Parent and its Subsidiaries, including technology systems and applications (such as the MyLink™ device) made available by Parent or any of its Subsidiaries, including Borrower, to medical partners, physicians, patients, payors, and other third parties in connection with Product, (altogether, “Systems”) operate and perform in all material respects as required to permit each of Parent and its Subsidiaries to conduct their respective businesses as presently conducted in the Territory. To the Knowledge of Borrower, no System contains any material ransomware, disabling codes or instructions, spyware, Trojan horses, worms, viruses or other software routines that are designed or intended to delete, destroy, disable, disrupt, impair, interfere with, perform unauthorized modifications to, or provide unauthorized access to any data, files, software, system, network, or other device. Parent and each of its Subsidiaries, including Borrower, have and maintain back-up systems, consistent with the industry in which Parent and each of its Subsidiaries operate and the size and condition of Parent and each of its Subsidiaries, designed to provide continuing availability of the material functionality provided by the Systems in the event of any malfunction of, or other event interrupting access to or the functionality of, such Systems. Parent and each of its Subsidiaries, including Borrower, use commercially reasonable efforts to maintain System security, including promptly implementing material security patches that are generally available for the Systems. (b) Except as set forth on Schedule 4.22(b) of the Disclosure Letter, Parent and each of its Subsidiaries, including Borrower, has implemented and maintains a commercially reasonable, enterprise-wide privacy and information security program (“Security Program”) with plans, policies, and procedures for privacy and physical and cyber security (including for disaster recovery, business continuity, encryption, data back-up, System access controls, workstation use and security, incident detection, and incident response), that includes commercially reasonable and appropriate administrative, technical and physical safeguards designed to protect the integrity and availability of the Systems, consistent with the industry in which Parent and each of its Subsidiaries operate and the size and condition of Parent and its Subsidiaries, and to protect against (i) any unauthorized, accidental, or unlawful access to or acquisition, use, disclosure, transmission, retention, processing, loss, destruction, or modification of Personal Data that would require notification to any affected individuals or any Governmental Authority under any applicable Data Protection Laws (each, a “Personal Data Breach”), (ii) any unauthorized, accidental, or unlawful access to or acquisition, use, disclosure, transmission, or loss of Sensitive Information that is not Personal Data, and (iii) any security incidents that would result in unauthorized, accidental, or unlawful access to or acquisition, use, control, disruption, destruction, or modification of any of the Systems (including cyber-attacks) that would reasonably be expected to result in a material and adverse effect on the operation of Parent’s or any of its Subsidiaries’ business operations as currently conducted (sub-clauses (i) through (iii), collectively, “Security Incidents”).

-33- (c) Parent and each of its Subsidiaries, including Borrower, has conducted commercially reasonable privacy and security audits and penetration tests at reasonable intervals on all Systems that maintain, store, access, or process Sensitive Information, in each case consistent with the industry in which Parent and each of its Subsidiaries operate and the size and condition of Parent and its Subsidiaries. Except as set forth on Schedule 4.22(c) of the Disclosure Letter, Parent and each of its Subsidiaries, including Borrower, has taken commercially reasonable steps to remediate all material privacy or data security issues identified as “critical,” “high risk,” or similar level of risk rating raised in any such audits or penetration tests (including any third-party audits of the Systems). (d) Parent and each of its Subsidiaries, including Borrower, has conducted commercially reasonable privacy and data security diligence, consistent with the industry in which Parent and each of its Subsidiaries operate and the size and condition of Parent and its Subsidiaries, on all vendors (including clinical trial investigators, contract research organizations, contract laboratories, contract manufacturers, suppliers, clinical data management organizations, content management systems and other business associates, service providers and contractors) that (i) collect, create, receive, access, maintain, store, or otherwise process Sensitive Information for or on behalf of Parent or any of its Subsidiaries, including Borrower, or (ii) access or maintain the Systems. Except as set forth on Schedule 4.22(d) of the Disclosure Letter, neither Parent nor any of its Subsidiaries has, in the past six (6) years, received notice from any such vendor that the vendor experienced a Security Incident impacting Parent’s or any of its Subsidiaries’ Sensitive Information. (e) Except as set forth on Schedule 4.22(e) of the Disclosure Letter, to the Knowledge of Borrower, neither Parent nor any of its Subsidiaries, has in the past six (6) years suffered (i) any Personal Data Breaches, or (ii) any other Security Incidents that could reasonably be expected to have a material and adverse effect on Parent’s or any of its Subsidiaries’ business operations, such as a material disruption of development, manufacturing, or commercialization programs relating to Product. (f) Except as set forth on Schedule 4.22(f) of the Disclosure Letter, Parent and each of its Subsidiaries, including Borrower, is in material compliance with the requirements of (i) their respective Security Programs, (ii) their respective contractual obligations regarding privacy, security, or notification of breaches of Personal Data, (iii) their respective contractual non-disclosure obligations, (iv) their respective publicly available privacy notices and policies, and (v) all applicable Data Protection Laws. (g) Except as set forth on Schedule 4.22(g) of the Disclosure Letter, in the past six (6) years: (i) neither Parent nor any of its Subsidiaries has received any written third party claims or, to the Knowledge of Borrower, any threat (in writing) of a third party claim, related to any Personal Data Breaches or other Security Incidents; and (ii) neither Parent nor any of its Subsidiaries has received any written notice of any claims, demands, subpoenas, or investigations (including from any Governmental Authority) relating to any Personal Data Breaches or other Security Incidents, except, in each case of sub-clauses (i) and (ii) above as could not reasonably be expected to be material to Parent or any of its Subsidiaries, individually or in the aggregate. (h) In the past six (6) years, Parent and each of its Subsidiaries, including Borrower, has maintained database registrations required under applicable Data Protection Laws. (i) Except as set forth on Schedule 4.22(i), to the Knowledge of Borrower, any information technology systems and applications made available by Parent or any of its Subsidiaries, including Borrower, to medical partners, physicians, patients, payors, or other third parties in connection with Product (including the MyLink™ device) have performed in material compliance with their respective product manuals, release notes, specifications, usage guides, contractual obligations, and other documentation. 4.23. No COVID Loan. As of each applicable Closing Date, no Swiss Guarantor has any loan or other credit, guarantee or surety outstanding or has been granted a non-refundable financial contribution or other financial support under, in connection with or related to any of the Swiss Federal Act on Loans with Joint and Several Surety due to the Coronavirus of December 18, 2020, as amended, the Swiss Federal Act on the Statutory Basis for Ordinances of the Federal Council to Overcome the Covid-19-Epidemic of September 25, 2020, as amended, and the Swiss Federal Ordinance on Hardship Measures for Enterprises in connection with the Covid-19-Epidemic of November 25, 2020, as amended.

-34- 4.24. Additional Representations and Warranties. (a) As of the Tranche A Closing Date, except as set forth on Schedule 4.24(a) of the Disclosure Letter, after giving effect to consummation of the transactions contemplated by this Agreement on the Tranche A Closing Date, there is no Indebtedness for borrowed money owed to Borrower or any of its Subsidiaries other than Permitted Indebtedness or Permitted Investments, or owed by Borrower or any of its Subsidiaries, other than Permitted Indebtedness. (b) As of each Closing Date other than the Tranche A Closing Date, there is no Indebtedness for borrowed money (x) owed to Borrower or any of its Subsidiaries other than Permitted Indebtedness or Permitted Investments, or (y) owed by Borrower or any of its Subsidiaries other than Permitted Indebtedness. (c) As of the Tranche A Closing Date, except as set forth on Schedule 4.23(c) of the Disclosure Letter, neither Borrower nor any of its Subsidiaries are party to, or otherwise bound by, any Hedging Agreements. (d) As of any Closing Date other than the Tranche A Closing Date, neither Borrower nor any of its Subsidiaries are party to, or otherwise bound by, any Hedging Agreements, except for Hedging Agreements expressly permitted by this Agreement. (e) Except as has been disclosed in the Exchange Act Documents, there is no registration rights agreement, investors’ rights agreement or other similar agreement relating to, governing or otherwise affecting the ownership of the capital stock or other equity ownership interests of any Credit Party. 5 AFFIRMATIVE COVENANTS Each Credit Party covenants and agrees that, until payment in full of all Obligations (other than inchoate indemnity obligations), each Credit Party shall, and shall cause each of its Subsidiaries to: 5.1. Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its and all its Subsidiaries’ legal existence under the Requirements of Law in their respective jurisdictions of organization, incorporation or formation (other than as otherwise expressly permitted under Section 6.2(a)); (b) take all commercially reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable for it and all of its Subsidiaries in the ordinary course of its business, except in the case of clause (a) (other than with respect to Borrower and each other Credit Party) and clause (b) above, (i) to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change or (ii) pursuant to a transaction permitted by this Agreement; and (c) comply with all Requirements of Law of any Governmental Authority to which it is subject, except where the failure to do so could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. 5.2. Financial Statements, Notices. Deliver to the Collateral Agent: (a) Financial Statements. (i) Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of Parent (or such earlier date on which Parent is required to file a Form 10-K under the Exchange Act, as applicable), beginning with the fiscal year ending December 31, 2024, a consolidated balance sheet of Parent and its Subsidiaries, including Borrower, as of the end of such fiscal year, and the related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, setting forth in each case, certified by a Responsible Officer of Parent, in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP, with such consolidated financial statements to be audited and accompanied by (x) a report and opinion of Ernst & Young or another independent certified public accounting firm of recognized national standing (which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualification as to “going concern” or scope of audit), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries, including Borrower,

-35- as of the dates and for the periods specified in accordance with GAAP, and (y) if and only if Parent is required to comply with the internal control provisions pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 requiring an attestation report of such independent certified public accounting firm, an attestation report of such independent certified public accounting firm as to Parent’s internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 attesting to management’s assessment that such internal controls meet the requirements of the Sarbanes-Oxley Act of 2002; provided, however, that Borrower shall be deemed to have made such delivery of such consolidated financial statements if such consolidated financial statements shall have been made available within the time period specified above on the SEC’s EDGAR system (or any successor system adopted by the SEC); (ii) Quarterly Financial Statements. As soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Parent (or such earlier date on which Parent is required to file a Form 10-Q under the Exchange Act, as applicable), beginning with respect to the fiscal quarter ending March 31, 2024, a consolidated balance sheet of Parent and its Subsidiaries, including Borrower, as of the end of such fiscal quarter, and the related consolidated statements of income and cash flows and for such fiscal quarter and (in respect of the second and third fiscal quarters of such fiscal year) for the then-elapsed portion of Parent’s fiscal year, setting forth in each case in comparative form the figures for the comparable period or periods in the previous fiscal year, all prepared in accordance with GAAP and not subject to any qualification or statement as to “going concern,” subject to normal year-end audit adjustments and the absence of disclosures normally made in footnotes; provided, however, that Borrower shall be deemed to have made such delivery of such consolidated financial statements if such consolidated financial statements shall have been made available within the time period specified above on the SEC’s EDGAR system (or any successor system adopted by the SEC). Such consolidated financial statements shall be certified by a Responsible Officer of Parent as, to his or her knowledge, fairly presenting, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries, including Borrower, as of the dates and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with the audited consolidated financial statements referred to under Section 5.2(a)(i), subject to normal year-end audit adjustments and the absence of footnotes (but not, for the avoidance of doubt, subject to any qualification or statement as to “going concern”); provided, however, that such certification by a Responsible Officer of Parent shall be deemed to have made if a similar certification is required under the Sarbanes-Oxley Act of 2002 and such certification shall have been made available within the time period specified above on the SEC’s EDGAR system (or any successor system adopted by the SEC); (iii) Quarterly Compliance Certificate. Upon delivery (or within five (5) Business Days following any deemed delivery) of financial statements pursuant to Section 5.2(a)(i) or Section 5.2(a)(ii) beginning with respect to the quarter ending June 30, 2024, a duly completed Compliance Certificate signed by a Responsible Officer of Borrower, certifying, among other things, that (A) such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries, including Borrower, as of applicable the dates and for the applicable periods in accordance with GAAP consistently applied, and are not subject to any qualification or statement as to “going concern” or scope of audit, and (B) no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; and (iv) Other Information. As promptly as practicable after the reasonable request of the Collateral Agent, such additional information regarding the operations, properties, business, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries (including with respect to the Collateral), or compliance with the terms of this Agreement or any other Loan Documents; provided that Borrower shall not be obligated to disclose any information that is restricted by Requirements of Law or contractual agreement with a third party (so long as (x) such contractual restriction was not agreed to for the specific purpose of preventing disclosure under this Agreement and (y) Borrower uses reasonable best efforts to obtain such third party’s consent to disclose such contractually restricted information) or that is subject to the attorney-client privilege or constitutes attorney work product.

-36- (b) Notice of Defaults or Events of Default, ERISA Events, Withdrawal Events and Material Adverse Changes. Written notice as promptly as practicable (and in any event within five (5) Business Days) after a Responsible Officer of any Credit Party shall have obtained Knowledge thereof, of the occurrence of any (i) Default or Event of Default, (ii) ERISA Event, (iii), Withdrawal Event or (iv) Material Adverse Change. (c) Legal Action Notice. Promptly (and in any event within five (5) Business Days) upon any Credit Party’s receipt or otherwise obtaining Knowledge thereof, written notice (which shall be deemed given to the extent timely reported in a Form 8-K under the Exchange Act and available on the SEC’s EDGAR system (or any successor system adopted by the SEC; provided, however, that such notice shall be deemed to have been so given with respect to additional information the Collateral Agent may reasonably request only if it includes such additional information) of: (i) correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other material inquiry by such agency regarding financial or other operational results of Parent or any Subsidiary of Parent; or (ii) any legal action, litigation, investigation or proceeding pending or threatened in writing against Parent or any of its Subsidiaries, including Borrower, or licensing partners (A) that could reasonably be expected to result in uninsured damages or costs to Parent or any of its Subsidiaries, including Borrower, individually or together with any other such action, litigation, investigation or proceeding, in an amount in excess of $3,000,000, or (B) that alleges violations of any Requirements of Law, including Health Care Laws, FDA Laws, EU Laws, Swiss Laws, Data Protection Laws or any other applicable statutes, rules, regulations, standards, guidelines, policies and orders, or applicable foreign equivalents, administered or issued by any U.S. or foreign Governmental Authority which, individually or together with any other such allegations, could reasonably be expected to result in a Material Adverse Change; and in each case of sub-clause (i) or (ii) above, provide such additional information (including a description in reasonable detail regarding any material development) as the Collateral Agent may reasonably request in relation thereto; provided, however, that neither Parent nor any other Credit Party shall be obligated to disclose any information that is reasonably subject to the assertion of attorney-client privilege or attorney work-product. (d) Competing Product. If the Credit Party or any of its Subsidiaries develops or obtains rights to any approved product that is a Competing Product in the United States, or any product candidate that if approved by a Regulatory Agency would be a Competing Product in the United States at any time on or prior to the Term Loan Maturity Date, in any case, the Parties agree that the definition of Product will be deemed to include such Competing Product. (e) Reserved. (f) Bank Accounts. Promptly after obtaining Knowledge of any intent thereto or thereof, and in any event no later than ten (10) Business Days prior to the date thereof, written notice of the establishment or maintenance of any bank account of any Credit Party other than the bank accounts set forth on Schedule 6.2(c) of the Disclosure Letter (which bank accounts constitute all of the deposit accounts, securities accounts or other similar accounts maintained by any Credit Party on the Tranche A Closing Date) that is not an Excluded Account, which such notice shall describe such intent and provide other information in reasonable detail. (g) Permitted Royalty Financing Documents. (i) Promptly after entering into the same, copies of any Permitted Royalty Financing Document or any amendments, restatements, amendment and restatements, supplements, modifications, consents, approvals or waivers to or otherwise in respect of any Permitted Royalty Financing Document (including a description in reasonable detail regarding any fees or payments made in connection therewith); (ii) Promptly after the furnishing thereof, copies of any statement or report furnished to counterparties pursuant to any Permitted Royalty Financing Document; and (iii) Prompt written notice of any Credit Party’s obtaining Knowledge of any assignment of any party’s obligations or rights under any Permitted Royalty Financing Document, or any acquisition of any interest in any counterparty’s rights under any Permitted Royalty Financing Document.

-37- (h) 2025 Convertible Notes. Upon request by the Collateral Agent, copies of any material statement or report furnished to any holder of 2025 Convertible Notes pursuant to the terms of the indenture governing the same. 5.3. Taxes. Timely file all income and other material Tax returns and reports or extensions therefor and timely pay all income and other material Taxes, assessments, deposits and contributions imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrue thereon; provided, however, that no such Tax or any claim for Taxes that has become due and payable and has or may become a Lien on any Collateral shall be required to be paid if (a) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserves therefor have been set aside on its books and maintained in conformity with GAAP or IFRS, as applicable, and (b) solely in the case of a Tax or claim that has or may become a Lien against any Collateral, such contest proceedings conclusively operate to stay the sale or forfeiture of any portion of any Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income Tax return with any Person (other than Parent or any of its Subsidiaries) without the Collateral Agent’s consent. 5.4. Insurance. Maintain with financially sound and reputable independent insurance companies or underwriters, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons of comparable size engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons of comparable size engaged in the same or similar businesses as Parent and its Subsidiaries) as are customarily carried under similar circumstances by such other Persons. Any products liability or general liability insurance maintained in the United States regarding Collateral shall name the Collateral Agent, on behalf of the Lenders and the other Secured Parties, as additional insured or loss payee, as applicable (the additional insured clauses or endorsements for which, in form and substance reasonably satisfactory to the Collateral Agent). So long as no Event of Default shall have occurred and be continuing, the Borrower and its Subsidiaries may retain all or any portion of the proceeds of any insurance of the Borrower and its Subsidiaries (and the Collateral Agent and each Lender shall promptly remit to Borrower any proceeds received by it with respect to any such insurance). 5.5. Operating Accounts. In the case of any Credit Party, promptly following the establishment of any new Collateral Account at or with any bank or other depository or financial institution, subject such account to a Control Agreement or other appropriate instrument that is reasonably acceptable to the Collateral Agent. Except as otherwise provided in the last sentence of this paragraph, for each Collateral Account that each Credit Party at any time maintains, such Credit Party shall, within thirty (30) days of establishing such Collateral Account, cause the applicable bank or other depository or financial institution at or with which any Collateral Account is maintained, to execute and deliver, and such Credit Party shall execute and deliver, to the Collateral Agent, a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect the Collateral Agent’s Lien, for the benefit of Lenders and the other Secured Parties, in such Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without the prior written consent of the Collateral Agent. The provisions of the previous two (2) sentences shall not apply to (1) accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit payments to or for the benefit of any Credit Party’s employees, (2) zero balance accounts, provided, that, within two (2) Business Days of any deposit made into any such zero balance account, such deposit is swept in full to an account subject to a Control Agreement, (3) accounts (including trust accounts) used exclusively for escrow, customs, insurance or fiduciary purposes, (4) merchant accounts, (5) accounts used exclusively for compliance with any Requirements of Law to the extent such Requirements of Law prohibit the granting of a Lien thereon, (6) accounts which constitute cash collateral in respect of a Permitted Lien, (7) any other account established and maintained in the ordinary course of business or in furtherance of a bona fide general corporate purpose and designated as an Excluded Account by a Responsible Officer of Borrower in writing delivered to the Collateral Agent, the cash balance of which, individually or together with all other such accounts excluded pursuant to this sub-clause (7), does not exceed $5,000,000 at any time, provided, that, if the cash balance of such account, individually or together with all other such accounts excluded pursuant to this sub-clause (7), exceeds $5,000,000 at any time, (x) such account shall no longer be deemed to be an Excluded Account hereunder as of such time, with the effect that the accounts which remain as Excluded Accounts pursuant to sub-clause (7) are in compliance with the requirements for exclusion under sub-clause (7), and (y) such account shall be deemed to be a Collateral Account on such date and Borrower shall comply with the requirements of this Section 5.5 with respect to such account, and (8) accounts not otherwise described in sub-clauses (1) through (7) above constituting Excluded Property (all such accounts in sub-clauses (1)

-38- through (8) above, collectively, the “Excluded Accounts”). Notwithstanding the foregoing, the Credit Parties shall have until the date that is thirty (30) days following (i) the Tranche A Closing Date to comply with the provisions of this Section 5.5 with regards to Collateral Accounts (other than Excluded Accounts) of the Credit Parties in existence on the Tranche A Closing Date (or opened during such 30-day period) and (ii) the closing date of any Acquisition or other Investment to comply with the provisions of this Section 5.5 with regards to Collateral Accounts (other than Excluded Accounts) of the Credit Parties acquired in connection with such Acquisition or other Investment. 5.6. Compliance with Laws. (a) Comply in all respects with the Requirements of Law and all orders, writs, injunctions, decrees and judgments applicable to it or to its business or its assets or properties (including Environmental Laws, ERISA, Anti-Money Laundering Laws, Anti-Corruption Laws, Export and Import Laws, Health Care Laws, FDA Laws, Data Protection Laws, the Federal Fair Labor Standards Act, EU Laws, Swiss Laws, Japanese Laws, Israeli Laws, and any foreign equivalents thereof), including in connection with governing the research, development, testing, approval, licensure, clearance, authorization, exclusivity, licensure, designation, post-approval (or post-licensure, post-authorization, or post-clearance, as applicable) monitoring or commitments, reporting, manufacture, production, packaging, labeling, use, commercialization, marketing, promotion, advertising, importing, exporting, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory, except, in each case, if the failure to comply therewith could not, individually or taken together with any other such failures, reasonably be expected to result in a Material Adverse Change. (b) Parent and its Subsidiaries have instituted and shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Money Laundering Laws, Export and Import Laws, Anti-Corruption Laws and Data Protection Laws, each as amended from time to time. 5.7. Protection of Intellectual Property Rights. (a) Except as expressly permitted under clause (b) below, to (i) protect, defend and maintain the validity and enforceability of the Company IP material to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in any jurisdiction that is currently material, or reasonably expected in the future to be material, to the business of the Borrower and its Subsidiaries, taken as a whole, which, for the avoidance of doubt, includes Included Jurisdictions, including defending any future or current oppositions, interference proceedings, reissue proceedings, reexamination proceedings, inter partes review proceedings, derivative proceedings, post-grant review proceedings, cancellation proceedings, injunctions, lawsuits, paragraph IV patent certifications or lawsuits under the Hatch-Waxman Act, hearings, investigations, complaints, arbitrations, mediations, demands, International Trade Commission investigations, decrees, or any other disputes, disagreements, or claims, challenging the legality, validity, patentability, enforceability, inventorship or ownership of any such Company IP; (ii) maintain the confidential nature of any material trade secrets and trade secret rights used in any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory; and (iii) not allow any Company IP material to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in any jurisdiction that is currently material, or reasonably expected in the future to be material, to the business of the Borrower and its Subsidiaries, taken as a whole which, for the avoidance of doubt, includes Included Jurisdictions, to be abandoned, disclaimed, forfeited or dedicated to the public (other than through the abandonment of Current Company IP in the exercise of the Credit Parties’ normal prosecution practices and reasonable business judgment, e.g., the abandonment of a continuation application that is no longer needed to maintain the pendency of another patent application) or any Company IP Agreement to be terminated by any Credit Party or any of its Subsidiaries, as applicable, without the Collateral Agent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that with respect to any such Company IP that is not owned by a Credit Party or any of its Subsidiaries, the obligations in sub-clauses (i) and (iii) above shall apply only to the extent a Credit Party or any of its Subsidiaries have the right to take such actions or to cause any licensee or other third party to take such actions pursuant to applicable agreements or contractual rights.

-39- (b) (i) Except as a Credit Party may otherwise determine in its reasonable business judgment, use commercially reasonable efforts, at its (or its Subsidiaries’) sole expense, either directly or indirectly, with respect to any licensee or licensor under the terms of any Credit Party’s (or any of its Subsidiary’s) agreement with the respective licensee or licensor, as applicable, to take any and all actions (including taking legal action to specifically enforce the applicable terms of any license agreement) and prepare, execute, deliver and file agreements, documents or instruments which are necessary or desirable to (A) prosecute and maintain the Company IP material to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory and (B) diligently defend or assert the Company IP material to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory against material infringement, misappropriation, violation or interference by any other Persons and, in the case of Copyrights, Trademarks and Patents within the Company IP, against any claims of invalidity, unpatentability or unenforceability (including by bringing any legal action for infringement, dilution, violation, derivation or defending any counterclaim of invalidity or action of a non-Affiliate third party for declaratory judgment of non-infringement or non-interference); and (ii) use commercially reasonable efforts to cause any licensee or licensor of any Company IP not to, and such Credit Party shall not, disclaim, forfeit, dedicated to the public or abandon, or fail to take any action necessary or desirable to prevent the disclaimer, forfeiture or abandonment of Company IP material to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory. Each Credit Party agrees to (1) notify the Collateral Agent in writing, promptly (and in any event within ten (10) Business Days) after such Credit Party or any of its Subsidiaries first becomes aware of, and thereafter (2) keep the Collateral Agent reasonably informed regarding, (x) any infringement or violation of any of the rights of any Credit Party or its Subsidiary in or to any Company IP, or any misappropriation by any Person of any Company IP or any of the subject matter thereof, and (y) any Product or other Company IP that infringes or violates any Third Party IP or constitutes a misappropriation of any Third Party IP. (c) Protect and defend and use commercially reasonable efforts with the intent to maintain (or increase) market share for the manufacture, production, use, commercialization, importing, storage, transport, distribution or sale or lease of any Product in any jurisdiction that is currently material, or reasonably expected in the future to be material, to the business of the Borrower and its Subsidiaries, taken as a whole which, for the avoidance of doubt, includes Included Jurisdictions, through the Term Loan Maturity Date. Borrower agrees to (i) promptly notify the Collateral Agent in writing of, (ii) keep the Collateral Agent informed regarding, and (iii) at the request of the Collateral Agent in writing, consult with and consider in good faith any comments of the Collateral Agent regarding, the commencement of and any filings or submissions in any opposition, interference proceeding, reissue proceeding, reexamination proceeding, inter partes review proceeding, post-grant review proceeding, derivation proceedings, cancellation proceeding, injunction, lawsuit, paragraph IV patent certification or lawsuits under the Hatch-Waxman Act, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim, in each case challenging the legality, validity, patentability enforceability, inventorship or ownership of any Company IP. 5.8. Books and Records. Maintain proper Books, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets, properties and business of such Credit Party (or such Subsidiary). 5.9. Access to Collateral; Audits. Allow the Collateral Agent, or its agents or representatives, at any time after the occurrence and during the continuance of an Event of Default, during normal business hours and upon reasonable advance notice, to visit and inspect any of the Collateral or to inspect and copy and (at the sole discretion of the Collateral Agent) audit any Credit Party’s Books. The foregoing inspections and audits, if any, shall be at the relevant Credit Party’s expense. 5.10. Use of Proceeds. (a) Use the proceeds of (i) the Tranche A Loan and Tranche B Loan to repay, in whole or in part, Indebtedness under the 2025 Convertible Notes, and (ii) the Term Loans to fund its general corporate requirements, (b) not use the proceeds of the Term Loans or any other Credit Extensions, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock, for the purpose of extending credit to any other Person for the purpose of purchasing or carrying any Margin Stock or for any other purpose that might cause any Term Loan or

-40- other Credit Extension to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board and (c) ensure that at any time during the term of this Agreement no proceeds of any Term Loan shall be on-lent or made otherwise available, directly or indirectly, to any member of the Group incorporated in Switzerland or having its registered office in Switzerland or qualifying as a Swiss resident pursuant to art 9 of the Swiss Withholding Tax Act, or, will otherwise be used or made available, directly or indirectly in each case in a manner which would constitute a “use of proceeds in Switzerland” (Mittelverwendung in der Schweiz) as interpreted by the Swiss Federal Tax Administration for purposes of Swiss Withholding Tax, unless and until a written confirmation or countersigned tax ruling application from the Swiss Federal Tax Administration has been obtained (in form and substance reasonably satisfactory to the Collateral Agent) confirming that such use of proceeds is permitted without payments under any Loan Document becoming subject to Swiss Withholding Tax. If requested by the Collateral Agent, Borrower shall complete and sign Part I of a copy of Federal Reserve Form G-3 referred to in Regulation U and deliver such copy to the Collateral Agent. 5.11. Further Assurances. Promptly upon the reasonable written request of the Collateral Agent, execute, acknowledge and deliver such further documents and do such other acts and things in order to effectuate or carry out more effectively the purposes of this Agreement and the other Loan Documents at its expense, including after the Tranche A Closing Date taking such steps as are reasonably deemed necessary or desirable by the Collateral Agent to maintain, protect and enforce its Lien, for the benefit of Lenders and the other Secured Parties, on Collateral securing the Obligations created under the Collateral Documents and the other Loan Documents in accordance with the terms of the Collateral Documents and the other Loan Documents, subject to Permitted Liens. 5.12. Additional Collateral; Guarantors. (a) Each Credit Party (other than Borrower) shall, and Borrower and each other Credit Party shall cause each of its Subsidiaries (other than Excluded Subsidiaries) to: (i) guarantee the Obligations; (ii) grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, a first priority security interest in and Lien upon (subject to Permitted Liens), and pledge to the Collateral Agent for the benefit of Lenders and the other Secured Parties, all of such Credit Party’s or Subsidiary’s properties and assets constituting Collateral (including the certificated and uncertificated Equity Interests (other than Excluded Equity Interests) in such Subsidiary), whether now existing or hereafter acquired or existing (including in connection with an Asset Acquisition), to secure such guaranty; and (iii) subject to the timing requirements of Sections 5.13 and 5.14 if and only to the extent applicable, execute and deliver to the Collateral Agent a joinder to the applicable Intercompany Subordination Agreement, a joinder or pledge amendment to the Security Agreement (in the form(s) attached thereto) and such other Collateral Documents (including the Luxembourg Security Agreements and the Swiss Security Documents) or other documents required under the terms of the Loan Documents or as the Collateral Agent may reasonably request, including (x) in connection with each pledge of certificated Equity Interests, such certificate(s) together with stock powers or assignments, as applicable, properly endorsed for transfer to the Collateral Agent or duly executed in blank, in each case reasonably satisfactory to the Collateral Agent, and (y) in connection with each pledge of uncertificated Equity Interests of a Person organized in the U.S., an executed uncertificated stock control agreement among the issuer, the registered owner and the Collateral Agent, substantially in the form attached to the Security Agreement. (b) Borrower and each other Credit Party shall, and shall cause each of its Subsidiaries (other than Excluded Subsidiaries) to: (i) grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, a first priority security interest in and Lien upon (subject to Permitted Liens, the limitations set forth herein and the limitations set forth in the other Loan Documents), and pledge to the Collateral Agent for the benefit of Lenders and the other Secured Parties, all of such Credit Party’s or Subsidiary’s properties and assets constituting Collateral (including the certificated and uncertificated Equity Interests (other than Excluded Equity Interests) in such Subsidiary), whether now existing or hereafter acquired or existing (including in connection with an Asset Acquisition), to secure the payment and performance in full of all of the Obligations; and (ii) subject to the timing requirements of Sections 5.13 and 5.14 if and only to the extent applicable, execute and deliver to the Collateral Agent a joinder to the applicable Intercompany Subordination Agreement, a joinder or pledge amendment to the Security Agreement (in the form(s) attached thereto) and such other Collateral Documents (including the Luxembourg Security Agreements and the Swiss Security Documents) or other documents required under the terms of the Loan Documents or as the Collateral Agent may reasonably request, including (x) in connection with each pledge of certificated Equity Interests, such certificate(s) together with stock powers or assignments, as applicable, properly endorsed for transfer to the Collateral Agent or duly executed in blank, in each case reasonably satisfactory to the Collateral Agent, and (y)

-41- in connection with each pledge of uncertificated Equity Interests of a Person organized in the U.S. that is a Credit Party, an executed uncertificated stock control agreement among the issuer, the registered owner and the Collateral Agent, substantially in the form attached to the Security Agreement. (c) In the event after the Effective Date any Credit Party acquires any fee title to real estate in the U.S. with a fair market value (reasonably determined in good faith by a Responsible Officer of such Credit Party) in excess of $5,000,000, unless otherwise agreed by the Collateral Agent, such Person shall execute or deliver, or cause to be executed or delivered, to the Collateral Agent, (i) within sixty (60) days after such acquisition, an appraisal complying with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, (ii) within forty-five (45) days after receipt of notice from the Collateral Agent that such real estate is located in a Special Flood Hazard Area, Federal Flood Insurance, (iii) within sixty (60) days after such acquisition, a fully executed Mortgage, in form and substance reasonably satisfactory to the Collateral Agent, together with an A.L.T.A. lender’s title insurance policy issued by a title insurer reasonably satisfactory to the Collateral Agent, in form and substance (including any endorsements) and in an amount reasonably satisfactory to the Collateral Agent insuring that the Mortgage is a valid and enforceable first priority Lien on the respective property, free and clear of all defects, encumbrances and Liens (other than Permitted Liens), (iv) simultaneously with such acquisition, then-current A.L.T.A. surveys, certified to the Collateral Agent by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (v) within sixty (60) days after such acquisition, an environmental site assessment prepared by a qualified firm reasonably acceptable to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent. (d) Any document, agreement or instrument executed or issued pursuant to this Section 5.12 shall be a Loan Document for all purposes under this Agreement and the other Loan Documents. 5.13. Formation or Acquisition of Subsidiaries; Designated Guarantors. If (i) any Credit Party or any of its Subsidiaries at any time after the Tranche A Closing Date incorporates, organizes, forms or acquires (including by a Stock Acquisition) a Subsidiary (including by division), other than an Excluded Subsidiary (a “New Subsidiary”), (ii) Borrower elects, in its sole discretion, to designate an Excluded Subsidiary as a Credit Party (such designated Subsidiary, a “Designated Guarantor”), or (iii) any Credit Party makes an Asset Acquisition other than assets constituting Excluded Property, such Credit Party shall (x) notify the Collateral Agent in writing promptly, and in no event later than five (5) Business Days prior to such incorporation, organization, formation or acquisition, designation or Asset Acquisition, as applicable and (y) as promptly as practicable but in no event later than thirty (30) days after such incorporation, organization, formation or acquisition, designation or Asset Acquisition: (a) without limiting the generality of clause (c) below, such Credit Party will cause such New Subsidiary, Designated Guarantor or Credit Party, as applicable, to the extent required or applicable to execute and deliver to the Collateral Agent a joinder to the applicable Intercompany Subordination Agreement, a joinder to the Security Agreement (in the form attached thereto), any relevant IP Agreement or other Collateral Documents (including the Luxembourg Security Agreements and the Swiss Security Documents), as applicable, and such other Collateral Documents or other documents as the Collateral Agent may reasonably request; (b) such New Subsidiary or Designated Guarantor, as applicable, will deliver (or cause to be delivered) to the Collateral Agent (i) true, correct and complete copies of the Operating Documents of such New Subsidiary or Designated Guarantor, as applicable, (ii) a Secretary’s Certificate, certifying that the copies of the Operating Documents of such New Subsidiary or Designated Guarantor, as applicable, are true, correct and complete (such Secretary’s Certificate to be in form and substance reasonably satisfactory to the Collateral Agent) and (iii) a good standing certificate for such New Subsidiary or Designated Guarantor, as applicable, certified by the Secretary of State (or the equivalent thereof) of its jurisdiction of organization, incorporation or formation (where applicable in the subject jurisdiction); and (c) such Credit Party (will cause such New Subsidiary or Designated Guarantor, as applicable, to satisfy all requirements contained in this Agreement (including Section 5.12) and each other Loan Document if and to the extent applicable to such New Subsidiary or Designated Guarantor. The parties hereto agree that any New Subsidiary or Designated Guarantor, as applicable, shall constitute a Credit Party for all purposes hereunder as of the date of the execution and delivery of any joinder contemplated by clause (a) above or the date such New Subsidiary or Designated Guarantor, as applicable, provides any guarantee of the Obligations as contemplated by Section 5.12. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a Loan Document for all purposes under this Agreement and the other Loan Documents. 5.14. Post-Closing Requirements. Borrower will, and will cause each of its Subsidiaries, as applicable, to, take each of the actions set forth on Schedule 5.14 of the Disclosure Letter within the time period prescribed

-42- therefor on such schedule, which shall include, among other things, that: (a) notwithstanding anything to the contrary in Section 5.5, the Credit Parties shall have until the date that is thirty (30) days following the Tranche A Closing Date to comply with the provisions of Section 5.5 with regards to Collateral Accounts of the Credit Parties in existence on the Tranche A Closing Date or opened during such 30-day period; (b) notwithstanding anything to the contrary in Section 3.1, Parent and the applicable Credit Parties shall have until the date that is twenty (20) days following the Tranche A Closing Date to execute and deliver the applicable Intercompany Subordination Agreement; and (c) notwithstanding anything to the contrary in Section 3.1, the Credit Parties shall have until the date that is five (5) Business Days following the Tranche A Closing Date to comply with any and all obligations set forth in the Swiss Security Documents. All representations and warranties and covenants contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to take the actions set forth on Schedule 5.14 of the Disclosure Letter within the time periods set forth therein, rather than elsewhere provided in the Loan Documents, such that to the extent any such action set forth in Schedule 5.14 of the Disclosure Letter is not overdue, the applicable Credit Party shall not be in breach of any representation or warranty or covenant contained in this Agreement or any other Loan Document applicable to such action for the period from the Tranche A Closing Date until the date on which such action is required to be fulfilled as set forth on Schedule 5.14 of the Disclosure Letter. 5.15. Environmental. (a) Deliver to the Collateral Agent: (i) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Parent or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any material Environmental Claims; (ii) promptly upon a Responsible Officer of any Credit Party or any of its Subsidiaries obtaining knowledge of the occurrence thereof, written notice describing in reasonable detail (A) any Release required to be reported to any federal, state, local or foreign governmental or regulatory agency under any applicable Environmental Laws, (B) any remedial action taken by (or on behalf of) any Credit Party or any other Person in response to (x) any Hazardous Materials Activities, the existence of which, individually or in the aggregate, could reasonably be expected to result in one or more Environmental Claims resulting in a Material Adverse Change, or (y) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, and (C) any Credit Party’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws, provided, that with respect to real property adjoining or in the vicinity of any Facility, neither Borrower nor Parent shall have any duty to affirmatively investigate or make any efforts to become or stay informed regarding any such adjoining or nearby properties; (iii) as soon as practicable following the sending or receipt thereof by any Credit Party, a copy of any and all written communications with respect to (A) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, (B) any Release required to be reported to any federal, state, local or foreign governmental or regulatory agency, or (C) any request for information from any Governmental Authority that suggests such Governmental Authority is investigating whether any Credit Party or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change; (iv) prompt written notice describing in reasonable detail (A) any proposed acquisition of stock, assets, or property by Parent or any of its Subsidiaries, including Borrower, that, individually or in the aggregate, could reasonably be expected to (x) expose Parent or any of its Subsidiaries, including Borrower, to, or result in, Environmental Claims that could reasonably be expected to result in a Material Adverse Change or (y) affect the ability of Parent or any of its Subsidiaries, including Borrower, to maintain in full force and effect all material Governmental Approvals required under any Environmental Laws for their respective operations, and (B) any proposed action to be taken by Parent or any of its Subsidiaries,

-43- including Borrower, to modify current operations, in each case of sub-clause (A) and (B) above, that, individually or taken together with any other such proposed actions, could reasonably be expected to subject Parent or any of its Subsidiaries, including Borrower, to any additional material obligations or requirements under any Environmental Laws; and (v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by the Collateral Agent in relation to any matters disclosed pursuant to this Section 5.15(a). (b) Each Credit Party shall, and shall cause each of its Subsidiaries to, promptly take any and all actions reasonably necessary to (i) cure any violation of applicable Environmental Laws by Parent or any of its Subsidiaries, including Borrower, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, and (ii) make an appropriate response to any Environmental Claim against Parent or any of its Subsidiaries, including Borrower, and discharge any obligations it may have to any Person thereunder where failure to do so, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. 5.16. Inventory; Returns; Maintenance of Properties. Keep all Inventory in good and marketable condition, free from material defects and otherwise keep all Inventory in compliance with all applicable FDA Laws, EU Laws, Swiss Laws, and all other foreign equivalents. Returns and allowances between a Credit Party and its Account Debtors shall follow such Credit Party’s customary practices. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear, casualty and condemnation excepted, all material tangible properties used or useful in its respective business, and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except where failure to do so could not reasonably be expected to result in a Material Adverse Change. 5.17. Regulatory Obligations, Maintenance of Regulatory Approval or Licensure, Manufacturing, Marketing, and Distribution. (a) (i) Comply with Governmental Authority research, development, testing, post-marketing approval, authorization, clearance, or licensure requirements for the Product in the Territory, as applicable, (ii) maintain all Regulatory Approvals or Licensures required or otherwise material to manufacture, market, and distribute Product in the Territory (including meeting the supplier standards of Medicare, Medicaid, and other federal healthcare programs, and foreign equivalents), and (iii) continue the manufacturing, marketing, and distribution of the Product in the Territory in sufficient quantities to satisfy current or reasonably expected future demand of the Product in the Territory. (b) Deliver to the Collateral Agent, as promptly as practicable after a Responsible Officer of Parent shall have obtained Knowledge thereof, written notice describing in reasonable detail any instance where any Credit Party or any of its Subsidiaries or licensing partners: (i) has a reasonable expectation that there are grounds for imposition of a clinical hold, or foreign equivalent, rescinding of an Investigational Device Exemption, as described in 21 C.F.R. Part 812 or foreign equivalent, withdrawal or suspension of a Product approval, clearance, or designation as described in 21 C.F.R. Part 814, 21 U.S.C. § 360e, 360e-3, and 515 or foreign equivalent (including PMA, HUD designation or HDE approval), or a recall, as defined in 21 C.F.R. § 7.3 or foreign equivalent, in each case with respect to Product, or (ii) has been issued a Warning Letter or Untitled Letter or Form 483 from FDA (or equivalent communication from any other Regulatory Agency) with respect to Product, or (iii) has a reasonable expectation that Product will be distributed in any calendar year in such quantities to exceed any applicable ADN under 21 U.S.C. § 360j(m)(6)(A). 5.18. Material Contracts. Comply (a) with all of its covenants, agreements, undertakings and obligations arising under, and fulfill all of its obligations under, each Material Contract to which it is a party, except as could not reasonably be expected to have a Material Adverse Change, and (b) in all respects with all of its covenants,

-44- agreements, undertakings and obligations arising under, and fulfill all of its obligations under, each Collateral Document to which it is a party. 6 NEGATIVE COVENANTS Each Credit Party covenants and agrees that, until payment in full of all Obligations (other than inchoate indemnity obligations), such Credit Party shall not, and shall cause each of its Subsidiaries not to: 6.1. Dispositions. Convey, sell, lease, transfer, exchange, assign, covenant not to sue, enter into a coexistence agreement, exclusively or nonexclusively license out, or otherwise dispose of (including any sale- leaseback or any transfer of assets pursuant to a plan of division), whether in one or a series of transactions (collectively, “Transfer”), all or any part of its properties or assets constituting Collateral (including, for the avoidance of doubt, any Equity Interests constituting Collateral issued by any Subsidiary which are owned or otherwise held by such Credit Party) or any Company IP that does not constitute Collateral under the Loan Documents but is related to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory; except, in each case of this Section 6.1, for Permitted Transfers (unless otherwise expressly prohibited under in Section 6.6(b)). 6.2. Fundamental Changes; Location of Collateral; Parent. (a) Without at least ten (10) days prior written notice to the Collateral Agent, solely in the case of a Credit Party: (i) change its jurisdiction of organization, incorporation or formation, (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change any organizational number (if any) assigned by its jurisdiction of organization, incorporation or formation. (b) Maintain its primary Books at or deliver any Collateral with a fair market value (reasonably determined in good faith by a Responsible Officer of Borrower), individually or together with any other Collateral, in excess of $1,000,000 to any mortgaged or leased locations or any warehouse, processor or bailee, as applicable, unless, subject to the timing requirements of Section 5.12, 5.13 or 5.14 if and only to the extent applicable, such Credit Party uses commercially reasonable efforts to obtain a Collateral Access Agreement for such mortgaged or leased location or such warehouse, processor or bailee governing such Books or such Collateral (as applicable), in form and substance reasonably satisfactory to the Collateral Agent. Notwithstanding anything to the contrary herein, such obligation to deliver Collateral Access Agreements will not apply to any inventory or assets while in transit. (c) Establish or maintain any bank account of any Credit Party other than the bank accounts set forth on Schedule 6.2(c) of the Disclosure Letter (which bank accounts constitute all of the deposit accounts, securities accounts or other similar accounts maintained by any Credit Party on the Tranche A Closing Date), unless, in the case of any account that is not an Excluded Account, such account is made subject to a Control Agreement in accordance with, and to the extent required by, Section 5.5 hereof (irrespective, for the avoidance of doubt, of whether such Credit Party has delivered to the Collateral Agent written notice regarding such account in accordance with Section 5.2(f)(iv) hereof). (d) Maintain cash in any bank account located in other than the United States, Switzerland or Luxembourg that would be in excess of the lesser of the amount of cash that would be appropriate for (i) the continued operations in the ordinary course of business or in furtherance of a bona fide general corporate purpose of such Credit Party or Subsidiary and (ii) such other business needs of such Person, as reasonably determined by a Responsible Officer of Borrower in good faith, consistent with prudent cash management practices and not with an intent to hinder the security interests available under the Loan Documents. (e) Take any action or engage in any transaction (or series of actions or transactions), whether by reorganization, sale of assets, merger, dissolution, amendment of Operating Documents or otherwise, the primary purpose of which is to evade, avoid or seek to avoid the performance or observance of any of the covenants, agreements, or obligations of any Credit Party under the Loan Documents (including under the Collateral Documents).

-45- (f) Permit Parent to own, co-own, have a license to or have any other right, title or interest to any Company IP. (g) Notwithstanding anything herein to the contrary, take any action or engage in any transaction or series of transactions resulting in Borrower not being a Wholly-Owned Subsidiary of Parent. 6.3. Mergers, Acquisitions, Liquidations or Dissolutions. (a) Merge, divide itself into two (2) or more entities, consolidate, liquidate or dissolve, or permit any of its Subsidiaries to merge, divide itself into two (2) or more entities, consolidate, liquidate or dissolve with or into any other Person, except that: (i) (x) any Subsidiary of Borrower may merge or consolidate with or into a Credit Party, provided that the Credit Party is the surviving entity and (y) any Subsidiary of Borrower may liquidate or dissolve, provided that prior to or concurrent with such liquidation or dissolution, the remaining assets of such Subsidiary shall be distributed to another Subsidiary, provided, further, that if the liquidating or dissolving Subsidiary is a Credit Party, the assets of such Subsidiary shall be distributed to an existing or newly-formed Credit Party; (ii) any Subsidiary of Borrower may merge or consolidate with any other Subsidiary of Borrower, provided that if any party to such merger or consolidation is a Credit Party then either (x) such Credit Party is the surviving entity or (y) the surviving or resulting entity satisfies each of the applicable requirements of Section 5.13 substantially contemporaneously with completion of such merger or consolidation; (iii) any Subsidiary of Borrower may divide itself into two (2) or more entities or be dissolved or liquidated, provided that if such Subsidiary is a Credit Party, the properties and assets of such Subsidiary are allocated or distributed to an existing or newly formed or newly joined Credit Party; (iv) any Subsidiary that is not a Credit Party may be dissolved or liquidated; provided, that, (x) all of its assets and business are transferred to one or more Credit Parties or none or more non-Credit Parties and (y) neither such dissolution or liquidation nor such transfer could reasonably be expected to result in a Material Adverse Change; and (v) any Permitted Acquisition or Permitted Investment may be structured as a merger or consolidation; or (b) make, or permit any of its Subsidiaries to make, Acquisitions outside the ordinary course of business, including any purchase of all or substantially all of the assets of, or any division or line of business of, any other Person, other than Permitted Acquisitions or Permitted Investments. For the avoidance of doubt, nothing in this Section 6.3 shall prohibit any Credit Party or its Subsidiaries from entering into agreements for the in-licensing of assets in related lines of business; provided, that, in each case of this clause (b), no Indebtedness not otherwise permitted hereunder is incurred or assumed in connection therewith. 6.4. Indebtedness. Directly or indirectly, create, incur, assume or guaranty or otherwise become or remain liable with respect to, any Indebtedness (including, for the avoidance of doubt, any Indebtedness consisting of obligations evidenced by a bond, debenture, note or other similar instrument) that is not Permitted Indebtedness; provided, however, that the accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.4. 6.5. Encumbrances. Except for Permitted Liens, (i) create, incur, allow, or suffer to exist any Lien on any Collateral, or (ii) permit (other than pursuant to the terms of the Loan Documents) any material portion of the Collateral not to be subject to the first priority security interest granted in the Loan Documents or otherwise pursuant to the Collateral Documents, in each case of this clause (ii), other than as a direct result of any action by the Collateral

-46- Agent or any Lender or failure of the Collateral Agent or any Lender to perform an obligation thereof under the Loan Documents. 6.6. No Further Negative Pledges; Negative Pledge. (a) Enter into any agreement, document or instrument directly or indirectly prohibiting (or having the effect of prohibiting) or limiting the ability of such Credit Party or Subsidiary to create, incur, assume or suffer to exist any Lien upon any Collateral, whether now owned or hereafter acquired, in favor of the Collateral Agent, for the benefit of Lenders and the other Secured Parties, with respect to the Obligations or under the Loan Documents, in each case of this Section 6.6, other than Permitted Negative Pledges. (b) Notwithstanding Section 6.1, no Credit Party will Transfer or create, incur, allow or suffer to exist any Lien on, any Equity Interests constituting Collateral issued by any Subsidiary which are owned or otherwise held by such Credit Party, except for: (i) Permitted Liens; (ii) transfers between or among Credit Parties, provided that any and all steps as may be required to be taken in order to create and maintain a first priority security interest in and Lien upon such Equity Interests in favor of the Collateral Agent, for the benefit of Lenders and the other Secured Parties, are taken contemporaneously with the completion of any such transfer; and (iii) sales, assignments, transfers, exchanges or other dispositions to qualify directors if required by Requirements of Law or otherwise permitted under this Agreement, provided that such sale, assignment, transfer, exchange or other disposition shall be for the minimum number of Equity Interests as are necessary for such qualification under Requirements of Law. 6.7. Maintenance of Collateral Accounts. Maintain any Collateral Account except in accordance with the terms of Section 5.5 hereof. 6.8. Distributions; Investments. (a) Pay any dividends or make any distribution or payment on, or redeem, retire or repurchase any of its Equity Interests, except, in each case of this Section 6.8, for Permitted Distributions. (b) Directly or indirectly, make any Investment other than Permitted Acquisitions and Permitted Investments. For the avoidance of doubt, nothing in this Section 6.8 shall prohibit any Credit Party or its Subsidiaries from entering into in-licensing agreements; provided, however, that, in each case, no Indebtedness that is not Permitted Indebtedness is incurred or assumed in connection therewith. 6.9. No Restrictions on Subsidiary Distributions. Enter into any agreement, document or instrument directly or indirectly prohibiting (or having the effect of prohibiting) or limiting the ability of any Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary’s Equity Interests owned by Borrower or any of its other Subsidiaries, (b) repay or prepay any Indebtedness owed by such Subsidiary to Borrower or any of its other Subsidiaries, (c) make loans or advances to Borrower or any of its other Subsidiaries, or (d) transfer, lease or license any Collateral to Borrower or any of its other Subsidiaries, except, in each case of this Section 6.9, for Permitted Subsidiary Distribution Restrictions. 6.10. Subordinated Debt; Permitted Convertible Indebtedness; Permitted Royalty Financing Documents. (a) Make or permit any voluntary or optional prepayment or repayment of the outstanding principal amount of any Subordinated Debt other than in accordance with the express terms of a subordination, intercreditor or other similar agreement relating to such Subordinated Debt, if any, that is in form and substance reasonably satisfactory to the Collateral Agent; (b) Make or permit any payment of interest (including accrued and unpaid interest) in cash on or in respect of any Subordinated Debt at any time that a Default or Event of Default shall have occurred and be

-47- continuing other than in accordance with the express terms of a subordination, intercreditor or other similar agreement relating to such Subordinated Debt, if any, that is in form and substance reasonably satisfactory to the Collateral Agent; (c) Create, incur or assume or otherwise become directly liable for any Subordinated Debt, or guaranty or otherwise become directly or indirectly liable for any Subordinated Debt of another Credit Party or Subsidiary, in each case (i) except to the extent permitted under Section 6.4 and (ii), with respect to any Subsidiary of Borrower, only if such Subsidiary is a Guarantor hereunder; (d) Amend, restate, supplement or otherwise modify any terms, conditions or other provisions of any Subordinated Debt, or any agreement, instrument or other document relating thereto, in any manner which would contravene in any respect any of the foregoing clauses of this Section 6.10 or adversely affect the payment or priority subordination thereof (as applicable) to Obligations owed to Lenders, in each case except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt, if any, is subject, without the prior written consent of the Collateral Agent (in its sole discretion); (e) Make or cause any of its Subsidiaries to make (or exercise any option with respect thereto), on behalf of Parent or otherwise, any payment, prepayment, repurchase or redemption for cash of any Indebtedness under any Permitted Convertible Indebtedness (excluding, for the avoidance of doubt, the 2025 Convertible Notes) unless and until all of the Obligations are paid in full; provided, that nothing in this Section 6.10(e) shall (i) prohibit or otherwise restrict cash payments in lieu of any fractional share issuable upon conversion thereof, or any ordinary course fees or other expenses in connection therewith, or (ii) prohibit the conversion of such Permitted Convertible Indebtedness to equity pursuant to the terms thereof; (f) Make or permit or cause any voluntary or optional prepayment or repayment of any outstanding amount of any Indebtedness under any Permitted Royalty Financing Document (including any principal or interest), exercise or consummate any call option or similar right or amend, restate, supplement or otherwise modify any terms, conditions or other provisions of such Indebtedness or Permitted Royalty Financing Document in any manner which would contravene in any respect any of the foregoing or adversely affect the payment or priority subordination thereof (as applicable) to Obligations owed to Lenders, in each case other than to the extent permitted by the express terms of the intercreditor agreement in respect of such Indebtedness under such Permitted Royalty Financing Document; or (g) Without the written consent of the Collateral Agent (acting in its sole discretion), make or permit or cause any of its Subsidiaries to make (or exercise any option with respect thereto), directly or indirectly, any payment or reimbursement of any kind to any counterparty pursuant to any Permitted Royalty Financing Document, in each case except for any regularly scheduled royalty payments due and payable to such counterparty pursuant to such Permitted Royalty Financing Document, and excluding in all cases (for the avoidance of doubt), any advance payment, prepayment or similar payment that Borrower has the right, but not the obligation, to make pursuant to such Permitted Royalty Financing Document (if any) or that Borrower agrees to make pursuant to any amendment, restatement, amendment and restatement, supplement or modification thereto or any approval, consent or waiver in respect thereof. 6.11. Amendments or Waivers of Organizational Documents. Amend, restate, supplement or otherwise modify, or waive, any provision of its Operating Documents in a manner that would reasonably be expected to result in a Material Adverse Change. 6.12. Compliance. (a) Become an “investment company” under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; (b) With respect to any ERISA Affiliate, cause or suffer to exist (i) any event that would result in the imposition of a Lien under ERISA on any assets or properties of any Credit Party or a Subsidiary of a Credit

-48- Party with respect to any Plan or (ii) any other ERISA Event that, in the case of sub-clauses (i) and (ii) above, could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change; or (c) Permit the occurrence of any other event with respect to any present pension, profit sharing or deferred compensation plan which could reasonably be expected to result in a Material Adverse Change. 6.13. Compliance with Sanctions and Anti-Money Laundering Laws. (a) The Collateral Agent and each Lender hereby notifies each Credit Party that pursuant to the requirements of Sanctions and Anti-Money Laundering Laws, and such Person’s policies and practices, the Collateral Agent and each Lender is required to obtain, verify and record certain information and documentation that identifies each Credit Party and its principals, which information includes the name and address of each Credit Party and its principals and such other information that will allow the Collateral Agent and each Lender to identify such party in accordance with Sanctions and Anti-Money Laundering Laws. (b) No Credit Party will, nor will any Credit Party permit any of its Subsidiaries or controlled Affiliates to, directly or indirectly, enter into any documents or contracts with any Blocked Person. (c) Each Credit Party shall promptly (but in any event within three (3) Business Days) notify the Collateral Agent and each Lender in writing upon any Responsible Officer of any Credit Party becoming aware that any Credit Party or any Subsidiary or Affiliate of any Credit Party is a Blocked Person or Credit Party or any Subsidiary or Affiliate of any Credit Party or any of their respective directors, officers or employees is (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on, or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. (d) No Credit Party will, nor will any Credit Party permit any of its Subsidiaries or controlled Affiliates to, directly or indirectly, (i) conduct any prohibited business or engage in any prohibited investment, activity, transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any investment, activity, transaction or dealing relating to, any property or interests in property blocked pursuant to Sanctions, or (iii) engage in or conspire to engage in any investment, activity, transaction or dealing that evades or avoids or violates, or has the purpose of evading or avoiding, or attempts to violate, any prohibitions under Sanctions or applicable Anti-Money Laundering Laws. (e) Borrower will not, directly or, to the Knowledge of Borrower, indirectly (including through an agent or any other Person), use any of the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds of any Credit Extension to any Subsidiary, joint venture partner or other Person, (i) for any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else, in order to obtain, retain or direct business, or to obtain any improper advantage, in violation in any respect of Anti-Corruption Laws, (ii) in violation in any respect of any Anti-Money Laundering Laws, (iii) in violation of Sanctions or (iv) in violation of Export or Import Laws. (f) Borrower shall not, and shall not permit any of its Subsidiaries to, directly or, to the Knowledge of Borrower, indirectly, fund all or part of any repayment of the Credit Extensions or other payments under this Agreement out of proceeds derived from criminal activity or activity or transactions in violation in any respect of Anti- Corruption Laws, Export or Import Laws, Anti-Money Laundering Laws or Sanctions, or that would otherwise cause any Person (including any Person participating in the Credit Extensions, whether as agent, lender, sponsor, underwriter, advisor, investor, or otherwise) to be in violation in any respect of Anti-Corruption Laws, Export or Import Laws, Anti-Money Laundering Laws or Sanctions. 6.14. Material Contracts. (a) Waive, amend, cancel or terminate, exercise or fail to exercise, any rights constituting or relating to any of the Material Contracts which, individually or taken together with any other such waivers,

-49- amendments, cancellations, terminations, exercises or failures, could reasonably be expected to have a Material Adverse Change. (b) Breach, default under, or take any action or fail to take any action that, with the passage of time or the giving of notice or both, would constitute a default or event of default under any of the Material Contracts, and which, individually or taken together with any other such breaches, defaults, actions or failures, could reasonably be expected to have a Material Adverse Change. (c) Without limitation to any other provision herein or in any other Loan Document, until all of the Obligations have been paid, performed or discharged in full and Borrower has no further right to obtain any Credit Extension hereunder, make, and such Credit Party shall cause its Affiliates not to make, any payment (whether of principal, interest or otherwise) under any Permitted Royalty Financing Document, other than any regularly scheduled royalty payments due and payable to any counterparty pursuant to such Permitted Royalty Financing Document so long as such regularly scheduled royalty payment is not in contravention with any other term or condition of this Agreement, but excluding, for the avoidance of doubt, any advance payment, accelerated payment, prepayment or similar payment that such Credit Party or Affiliate has the right, but not the obligation, to make pursuant to such Permitted Royalty Financing Document (if any) or that such Credit Party or Affiliate agrees to make pursuant to any amendment, restatement, amendment and restatement, supplement or modification thereto or any approval, consent or waiver in respect thereof. 6.15. Minimum Trailing Annual Net Revenue. From and after the earliest to occur of the Tranche C Closing Date or the Tranche D Closing Date, permit Trailing Annual Net Revenue, tested at the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 2027 (to be based on the audited consolidated financial statements delivered (or otherwise made available) to the Collateral Agent pursuant to Section 5.2(a)(i) for the fiscal year ended December 31, 2026) and continuing for each successive fiscal quarter, to be less than $500,000,000. 6.16. Convertible Indebtedness. Neither Parent nor any Subsidiary of Parent, including Borrower, shall, directly or indirectly, create, incur, assume or guaranty or otherwise become or remain liable with respect to, any Indebtedness having any feature which entitles the holder thereof in certain circumstances to convert or exchange all or a portion of such Indebtedness into Equity Interests in Parent or such Subsidiary (or other securities or property following a merger event or other change of the common stock of Parent or such Subsidiary), cash or any combination of cash and such Equity Interests (or such other securities or property) based on the market price of such Equity Interests (or such other securities or property), other than Indebtedness under the 2025 Convertible Notes and Permitted Convertible Indebtedness. 7 EVENTS OF DEFAULT Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement: 7.1. Payment Default. Any Credit Party fails to (a) make any payment of any principal of the Term Loans when and as the same shall become due and payable, whether at the due date thereof (including pursuant to Section 2.2(c)) or at a date fixed for prepayment (whether voluntary or mandatory) thereof or by acceleration thereof or otherwise, or (b) within five (5) Business Days after the same becomes due and payable, any payment of interest or premium pursuant to Section 2.2, including any applicable Additional Consideration, Makewhole Amount or Prepayment Premium, or any other Obligations (which such five (5) Business Day cure period shall not apply to any such payments due on the Term Loan Maturity Date or such earlier date pursuant to Section 2.2(c) hereof or the date of acceleration pursuant to Section 8.1(a) hereof). A failure to pay any such interest, premium or Obligations pursuant to the foregoing clause (b) prior to the end of such five (5) Business Day-period shall not constitute an Event of Default (unless such payment is due on the Term Loan Maturity Date or such earlier date pursuant to Section 2.2(c) hereof or the date of acceleration pursuant to Section 8.1(a) hereof). 7.2. Covenant Default. (a) The Credit Parties: (i) fail or neglect to perform any obligation in Sections 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.10, 5.12, 5.13, 5.14 5.16 or 5.17 or (ii) violate or breach any covenant or agreement in Section 6; or

-50- (b) The Credit Parties fail or neglect to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents on its part to be performed, kept or observed and such failure or neglect is capable of being cured and continues for twenty (20) days, after the earlier of the date on which (i) a Responsible Officer of any Credit Party becomes aware of such failure or neglect and (ii) written notice thereof shall have been given to Borrower by the Collateral Agent or any Lender. Cure periods provided under this Section 7.2(c) shall not apply, among other things, to any of the covenants referenced in clause (a) above; or (c) Borrower fails to deliver to the Collateral Agent by electronic mail a completed Advance Request Form for the Tranche B Loan on or before June 30, 2025. 7.3. Withdrawal Event; Material Adverse Change. (a) A Withdrawal Event occurs, or (b) a Material Adverse Change occurs. 7.4. Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of any Credit Party or of any entity under the control of any Credit Party (including a Subsidiary) in excess of $10,000,000 on deposit or otherwise maintained with the Collateral Agent, or (ii) a notice of Lien or levy is filed against any material portion of Collateral by any Governmental Authority, and the same under sub-clauses (i) or (ii) hereof are not, within thirty (30) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, that no Credit Extensions shall be made during any thirty (30) day cure period; or (b) (i) Any material portion of Collateral is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower and its Subsidiaries from conducting any material part of their business, taken as a whole. 7.5. Insolvency. (a) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking: (i) relief in respect of Parent or any Credit Party, or of a substantial part of the property of Parent or any Credit Party, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership, examinership or other similar law; (ii) the voluntary or involuntary appointment of a receiver, interim receiver, receiver and manager, administrative receiver, administrator, trustee, custodian, sequestrator, conservator, examiner or other similar official for or in respect of any Credit Party or for all or a substantial part of the property or assets or undertakings of any Credit Party; (iii) issuance of a warrant of attachment, execution, distraint or similar process against all or a substantial part of the property or assets or undertakings of any Credit Party; or (iv) the winding-up or liquidation of any Credit Party; and in each case of sub-clause (i) through (iv) above, such proceeding or petition shall continue undismissed or unstayed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (b) Parent or any Credit Party shall: (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other existing or future federal, state or foreign bankruptcy, insolvency, receivership, examinership, relief of debtors or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (a) above; (iii) apply for or consent to the appointment of a receiver, interim receiver, receiver and manager, administrative receiver, administrator, trustee, custodian, sequestrator, conservator, examiner or other similar official for or in respect of Parent or any Credit Party or for any portion of the property or assets or undertakings of Parent or any Credit Party; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors, or enter into a composition, compromise, assignment or arrangement with any of its creditors (whether by way of a voluntary arrangement, schedule of arrangement, deed of compromise or otherwise); (vi) become unable to, admit in writing its inability to or fail to, generally pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate (except as otherwise expressly permitted hereunder);

-51- (c) Parent or any Credit Party or any Subsidiary shall be insolvent as defined in any statute of the Bankruptcy Code or in the fraudulent conveyance or fraudulent transfer statutes of the State of Delaware or other applicable jurisdiction of organization; (d) Without limiting the generality of clauses (a) through (c) above, in relation to any Credit Party or any Subsidiary incorporated in Switzerland or having its registered office in Switzerland, the insolvency terms referred to above shall include any steps and actions under Swiss law which are analogous to those described above, in particular, without limitation of the scope of clauses (a) through (c) above, in respect of the following proceedings: “Drohende Zahlungsunfähigkeit” (threat of illiquidity/insolvency) within the meaning of art. 725 and 820 of the Swiss Code of Obligations, “Zahlungsunfähigkeit” (inability to pay its debts), “Zahlungseinstellung” (suspending making payments), “hälftiger Kapitalverlust or Überschuldung” within the meaning of art. 725a, 725b and 820 of the Swiss Code of Obligations (half of the share capital and the legal reserves not covered; over-indebtedness, i.e. liabilities not covered by the assets), subject to there being sufficient postponement and subordination of claims (Rangrücktritt) within the meaning and in accordance with art. 725b, para.4 (1) of the Swiss Code of Obligations, duty of filing of the balance sheet with the judge due to over-indebtedness or insolvency pursuant to art. 725b and 820 of the Swiss Code of Obligations, “Nachlassverfahren” (composition with creditors) including in particular “Nachlassstundung” (moratorium) and proceedings regarding “Nachlassvertrag” (composition agreements) and “Notstundung” (emergency moratorium), “Fälligkeitsaufschub” (postponement of maturity of indebtedness), “Konkursaufschub / Gesellschaftsrechtliches Moratorium” (postponement of the opening of bankruptcy; moratorium proceedings) pursuant to art. 725, 725a, 725b and 820 of the Swiss Code of Obligations, notification of the courts under these provisions and actions for “Auflösung / Liquidation” (dissolution/liquidation); (e) Without limiting the generality of clauses (a) though (c) above, in relation to any Person incorporated, established, constituted or formed or having its Centre of Main Interests in Jersey, or where the context so requires, a reference to: (i) “winding up”, “liquidation”, “insolvency”, "insolvency event", “dissolution” or “administration” includes, without limitation, “bankruptcy” (as that term is interpreted pursuant to Article 8 of the Interpretation (Jersey) Law 1954) and any “procedure” or “process” referred to in Part 21 of the Companies (Jersey) Law 1991 and any other similar proceedings affecting the rights of creditors generally under Jersey law; (ii) a “composition”, “compromise”, “assignment” or “arrangement with any creditor” includes, without limitation a “compromise” or “arrangement” of the type referred to in Article 125 of the Companies (Jersey) Law 1991 and any other similar proceedings affecting the rights of creditors generally under Jersey law; (iii) a “liquidator”, “receiver”, “administrative receiver”, or “administrator” or the like includes, without limitation, the Viscount of the Royal Court of Jersey, autorisé, any provisional liquidator appointed pursuant to Part 21 of the Companies (Jersey) Law 1991 or any other person performing the same function as each of the foregoing; and (iv) “Security” or a “security interest” includes any hypothèque whether conventional, judicial granted or arising by operation of law, any security interest created pursuant to the Security Interests (Jersey) Law 1983 or the Security Interests (Jersey) Law 2012 and any related legislation; and (v) any analogous step or procedure being taken in connection with insolvency includes any step taken in connection with the commencement of proceedings towards the making of a declaration of en désastre in respect of any assets of such entity (or the making of such declaration) or the service of a statutory demand pursuant to Part 21 of the Companies (Jersey) Law 1991 in respect of such Person; or (f) An affirmative vote by the applicable Board of Directors to commence any case, proceeding or other action described in clause (a) above or any other action by any Credit Party or any Subsidiary to otherwise cause, consent to, approve or acquiesce in any of the acts described in clauses (a) through (d) above. 7.6. Other Agreements. (a) Any Credit Party fails to pay any Indebtedness (other than the Indebtedness represented by this Agreement and the other Loan Documents) within any applicable grace period after such payment is due and payable (including at final maturity) or after the acceleration of any such Indebtedness by the holder(s) thereof because of a default, in each case, if the total amount of such Indebtedness unpaid or accelerated exceeds $10,000,000. (b) (i) A put option or a change in control purchase option or similar right is exercised by the counterparty to any Permitted Royalty Financing Document pursuant to the terms thereof, (ii) a call option or a change of control call option or similar right is exercised by Borrower pursuant to the terms of any Permitted Royalty Financing Document, or (iii) upon the occurrence of a put option event or any other event that would give the

-52- counterparty to any Permitted Royalty Financing Document the right to require Borrower to purchase all or any part of the Indebtedness under any Permitted Royalty Financing Document. (c) Without limiting the generality of clause (a) above, Parent or any of its Subsidiaries, including Borrower, fails to timely pay, in accordance with the terms and conditions of any Permitted Royalty Financing Document, after the same becomes due any amount owing under such any Permitted Royalty Financing Document, unless the amount of such payment is otherwise being disputed in good faith by such applicable Person in accordance with the terms of such any Permitted Royalty Financing Document, including, for the avoidance of doubt, any such failure that would obligate such Person to pay interest to any counterparty to such Permitted Royalty Financing Document. (d) With respect to any Permitted Royalty Financing Document, Parent or any of its Affiliates makes or agrees to make, directly or indirectly, (i) any (x) advance payment, prepayment or accelerated payment of any royalty payments or similar payments owed under the terms of such Permitted Royalty Financing Document or any minimum amount payment in the form of a true up, any payment relating to a change of control, any late or overdue payments in excess of shortfalls discovered through an audit, any payment of fees or interest payments with respect to any such shortfalls, or any payment of fees relating to the termination of the underlying Permitted Royalty Financing, (y) any payment that Parent or such Affiliate has the right, but not the obligation, to make or to make more frequently pursuant to such Permitted Royalty Financing Document, or (z) any deposit into any collateral or similar account established and maintained in connection with the transactions contemplated under such Permitted Royalty Financing Document other than in the minimum amount and in the manner expressly required in accordance with the terms and conditions of such Permitted Royalty Financing Document, or (ii) any payment pursuant to any amendment, restatement, supplement, modification or replacement, or any renewal or alteration, of such Permitted Royalty Financing Document, including pursuant to any waiver, consent or approval. (e) Without limiting the generality of clause (a) above, an event of default occurs under any Hedging Agreement as to which any Credit Party or any of its Subsidiaries is the defaulting party or any termination event occurs under any Hedging Agreement as to which any Credit Party or any of its Subsidiaries is a party, in either case if, in respect of such Hedging Agreement and as a result of such occurrence, the Hedge Termination Value owed by any such Credit Party or Subsidiary is greater than $10,000,000. 7.7. Judgments. One or more final, non-appealable judgments, orders, or decrees for the payment of money in an amount in excess of $10,000,000 (but excluding any final judgments, orders, or decrees for the payment of money that are covered by independent third-party insurance as to which liability has not been denied by such insurance carrier or by an indemnification claim against a solvent and unaffiliated Person that is not a Credit Party or a Subsidiary of a Credit Party as to which such Person has not denied liability for such claim), shall be rendered against one or more Credit Parties and the same are not, within thirty (30) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay. 7.8. Misrepresentations. Any Credit Party or any Person acting for any Credit Party makes or is deemed to make any representation, warranty, or other statement now or later in this Agreement, any other Loan Document or in any writing delivered to the Collateral Agent or any Lender or to induce the Collateral Agent or any Lender to enter this Agreement or any other Loan Document, and such representation, warranty, or other statement is incorrect in any material respect (or, to the extent any such representation, warranty or other statement is qualified by materiality or Material Adverse Change, in any respect) when made or deemed to be made. 7.9. Loan Documents; Collateral. Any material provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party, or any Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any material portion of the Collateral purported to be covered thereby or such security interest shall for any reason (other than pursuant to or as expressly permitted by the terms of the Loan Documents) cease to be a perfected and first priority security interest in any material portion of the Collateral subject thereto, subject only to Permitted Liens, in each case, other than as a direct result of any action by the Collateral Agent or any Lender or failure of the Collateral Agent or any Lender to perform an obligation thereof under the Loan Documents.

-53- 7.10. ERISA Event. An ERISA Event occurs that, individually or taken together with any other ERISA Events, results or could reasonably be expected to result in a Material Adverse Change or the imposition of a Lien under Section 303(k) of ERISA on any Collateral that, individually or taken together with any other such Liens, could reasonably be expected to result in a Material Adverse Change. 8 RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT 8.1. Rights and Remedies. While an Event of Default occurs and continues, the Collateral Agent may, or at the request of the Required Lenders, will, without notice or demand: (a) declare all Obligations (including, for the avoidance of doubt, any and all amounts payable pursuant to Section 2.2(e) and Section 2.2(f), as applicable) immediately due and payable (but if an Event of Default described in Section 7.5 occurs, all Obligations, including any and all amounts payable pursuant to Section 2.2(e) and Section 2.2(f), as applicable, are automatically and immediately due and payable without any notice, demand or other action by the Collateral Agent or any Lender), whereupon all Obligations for principal, interest, premium or otherwise (including, for the avoidance of doubt, any and all amounts payable pursuant to Section 2.2(e) and Section 2.2(f), as applicable) shall become due and payable by Borrower without presentment for payment, demand, notice of protest or other demand or notice of any kind, which are all expressly waived by the Credit Parties hereby; (b) stop advancing money or extending credit for Borrower’s benefit under this Agreement; (c) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that the Collateral Agent considers advisable, notify any Person owing Borrower money of the Collateral Agent’s security interest, for the benefit of the Lenders and the other Secured Parties, in such funds, and verify the amount of the Collateral Accounts; (d) make any payments and do any acts it considers necessary or reasonable to protect the Collateral or the Collateral Agent’s security interest, for the benefit of Lenders and the other Secured Parties, in the Collateral. Borrower shall assemble the Collateral if the Collateral Agent or the Required Lenders requests and make it available as the Collateral Agent designates or the Required Lenders designate. The Collateral Agent or its agents or representatives may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien that appears to be prior or superior to its security interest, for the benefit of Lenders and the other Secured Parties, and pay all expenses incurred. Borrower grants the Collateral Agent an irrevocable, royalty-free license or other right to enter, use, operate and occupy (and for its agents or representatives to enter, use, operate and occupy), without charge, any such premises to exercise any of the Collateral Agent’s or any Lender’s rights or remedies under this Section 8.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, advertise for sale, sell, assign, license out, convey, transfer or grant options to purchase any Collateral); (e) apply to the Obligations (i) any balances and deposits of Borrower it holds, (ii) any amount held by the Collateral Agent owing to or for the credit or the account of Borrower or (iii) any balance from any Collateral Account of any Credit Party or instruct the bank at which any such Collateral Account is maintained to pay the balance of any such Collateral Account to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, or to any Lender on behalf of itself and the other Secured Parties, as the Collateral Agent shall direct; (f) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. With respect to any and all Intellectual Property owned or held by any Credit Party and included in Collateral, each Credit Party hereby grants to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, to the maximum extent permitted: an irrevocable, non-exclusive, assignable, royalty-free license or other right to use (and for its agents or representatives to use), without charge, including the right to sublicense, use and practice, any and all of such Credit Party’s rights to such Intellectual Property in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, advertise for sale, sell, assign, license out, convey, transfer or grant options to purchase any Collateral, and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof; and in connection with the Collateral Agent’s exercise of its rights or remedies under this Section 8.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out,

-54- convey, transfer or grant options to purchase any Collateral), each Credit Party’s rights under all licenses and all franchise contracts inure to the benefit of all Secured Parties; (g) place a “hold” on any account maintained with the Collateral Agent or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral; (h) demand and receive possession of the Books of any Credit Party regarding Collateral; and (i) exercise all rights and remedies available to the Collateral Agent or any Lender under the Collateral Documents or any other Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof). Each of the Collateral Agent and Lender agrees that in connection with any foreclosure or other exercise of rights under this Agreement or any other Loan Document with respect to any Intellectual Property included in the Collateral, the rights of the licensees under any license of such Intellectual Property will not be terminated, limited or otherwise adversely affected so long as no default exists thereunder in a way that would permit the licensor to terminate such license (commonly termed a non-disturbance). Without limitation to any other provision herein or in any other Loan Document, while an Event of Default occurs and continues, at the Collateral Agent’s or the Required Lenders’ request, representatives from Borrower and the Collateral Agent shall promptly meet (in person or telephonically) to discuss in good faith how to collect, receive, appropriate and realize upon Borrower’s rights and interests in, to and under any Company IP Agreement, including in connection with any foreclosure or other exercise of the Collateral Agent’s or any Lender’s rights with respect thereto. If Borrower and the Collateral Agent do not mutually agree with respect thereto within ten (10) Business Days after such request by the Collateral Agent, then the Collateral Agent may request Borrower to, and Borrower (promptly following the receipt of such request) shall, use reasonable best efforts to obtain the written consent of any counterparty to the exercise by the Collateral Agent or any Lender of any and all rights and remedies under this Agreement or any other Loan Document with respect to any Company IP Agreement, in form and substance reasonably satisfactory to the Collateral Agent. 8.2. Power of Attorney. Borrower hereby irrevocably appoints the Collateral Agent and any Related Party thereof as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Collateral Accounts directly with depository banks where the Collateral Accounts are maintained, for amounts and on terms the Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s products liability or general liability insurance policies maintained in any jurisdiction regarding Collateral; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of the Collateral Agent or a third party as the Code permits. Borrower hereby appoints the Collateral Agent and any Related Party thereof as its lawful attorney-in-fact to file or record any documents necessary to perfect or continue the perfection of the Collateral Agent’s security interest, for the benefit of Lenders and the other Secured Parties, in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) have been satisfied in full and no Lender is under any further obligation to make Credit Extensions hereunder. The foregoing appointment of the Collateral Agent and any Related Party thereof as Borrower’s attorney in fact, and all of the Collateral Agent’s (or such Related Party’s) rights and powers, coupled with an interest, are irrevocable until all Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) have been fully repaid and performed and each Lender’s obligation to provide Credit Extensions terminates. 8.3. Application of Payments and Proceeds Upon Default. If an Event of Default has occurred and is continuing, the Collateral Agent shall apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Collateral Accounts or disposition of any other Collateral, or otherwise, to the Obligations in such order as the Collateral Agent shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Lenders for any deficiency. If the Collateral Agent or any Lender directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, the Collateral Agent or such Lender, as applicable, shall have

-55- the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by the applicable Lender(s) of cash therefor. 8.4. Collateral Agent’s Liability for Collateral. So long as the Collateral Agent complies with Requirements of Law regarding the safekeeping of the Collateral in the possession or under the control of the Collateral Agent, the Collateral Agent shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; or (c) any act or default of any other Person. In no event shall the Collateral Agent or any Lender have any liability for any diminution in the value of the Collateral for any reason. Borrower bears all risk of loss, damage or destruction of the Collateral. 8.5. No Waiver; Remedies Cumulative. The Collateral Agent’s or any Lender’s failure, at any time or times, to require strict performance by Borrower or any other Person of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of the Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Each of the Collateral Agent’s and Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Each of the Collateral Agent and Lenders has all rights and remedies provided under the Code, by law, or in equity. The exercise by the Collateral Agent or any Lender of one right or remedy is not an election and shall not preclude the Collateral Agent or any Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and the waiver by the Collateral Agent or any Lender of any Event of Default is not a continuing waiver. The Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence. 8.6. Demand Waiver; Makewhole Amount; Prepayment Premium. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by the Collateral Agent on which Borrower is liable. Borrower acknowledges and agrees that if the Obligations shall be or are prepaid pursuant to Section 2.2(c) or the maturity of all Obligations shall be accelerated pursuant to Section 8.1(a) by reason of the occurrence of an Event of Default, the applicable Makewhole Amount and Prepayment Premium that is payable pursuant to Section 2.2(e) and Section 2.2(f), as applicable, shall become due and payable by Borrower upon such prepayment, whether such prepayment is voluntary or mandatory, as provided in Section 2.2(c), or acceleration, whether such acceleration is automatic or is effected by the Collateral Agent’s or any Lender’s declaration thereof, as provided in Section 8.1(a), and shall also become due and payable in the event the Obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means, and Borrower shall pay the applicable Makewhole Amount and Prepayment Premium that is payable pursuant to Section 2.2(e) and Section 2.2(f), as applicable, as compensation to Lenders for the loss of its investment opportunity and not as a penalty, and Borrower waives any right to object thereto in any voluntary or involuntary bankruptcy, insolvency or similar proceeding or otherwise. 9 NOTICES All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address (if any) indicated below. Any party to this Agreement may change its mailing or electronic mail address or facsimile number by giving all other parties hereto written notice thereof in accordance with the terms of this Section 9. If to Borrower or any other Credit Party: c/o Novocure Inc. 1550 Liberty Ridge Drive, Suite 115 Wayne, PA 19087

-56- Attn: Chief Financial Officer Telephone: +1 267-559-1399 Email: acordova@novocure.com with a copy to (which shall not constitute notice) to: Novocure Luxembourg 19, Rue de Bitbourg Luxembourg L-1279 Attention: Class B Manager and Sidley Austin LLP 1001 Page Mill Road, Building 1 Palo Alto, CA 94304 Attention: Cynthia Bai, Esq. Tel: +1 650-565-7007 Email: cbai@sidley.com If to Collateral Agent: BioPharma Credit PLC c/o Link Group, Company Matters Ltd. 6th Floor 65 Gresham Street London EC2V 7NQ United Kingdom Attn: Company Secretary Tel: +44 01 392 477 500 Email: biopharmacreditplc@linkgroup.co.uk with copies (which shall not constitute notice) to: Pharmakon Advisors, LP 110 East 59th Street, #2800 New York, NY 10022 Attn: Pedro Gonzalez de Cosio Phone: +1 (212) 883-2296 Email: pharmakon@pharmakonadvisors.com and Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, NY 10036-6745 Attn: Geoffrey E. Secol Phone: +1 (212) 872-8081 Email: gsecol@akingump.com If to any Lender: To the address of such Lender set forth on Exhibit D attached hereto with copies (which shall not constitute notice) to: Pharmakon Advisors, LP 110 East 59th Street, #2800 New York, NY 10022 Attn: Pedro Gonzalez de Cosio

-57- Phone: +1 (212) 883-2296 Email: pharmakon@pharmakonadvisors.com and Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, NY 10036-6745 Attn: Geoffrey E. Secol Phone: +1 (212) 872-8081 Email: gsecol@akingump.com 10 CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OR PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING THE ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL APPLY TO THAT EXTENT. Each party hereto submits to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Requirements of Law, in such Federal court; provided, however, that nothing in this Agreement shall be deemed to operate to preclude the Collateral Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Collateral Agent or any Lender. Each Credit Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Credit Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Credit Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in (or otherwise provided in accordance with the terms of) Section 9 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of such party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY CLAIM, SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN OR RELATED HERETO OR THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PARTY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10 AND (C) HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

-58- 11 GENERAL PROVISIONS 11.1. Successors and Assigns. (a) This Agreement binds and is for the benefit of the parties hereto and their respective successors and permitted assigns. (b) No Credit Party may transfer, pledge or assign this Agreement or any other Loan Document or any rights or obligations hereunder or thereunder without the prior written consent of each Lender. Subject to Section 11.1(d), any Lender may at any time sell, transfer, assign or pledge this Agreement or any other Loan Document or any of its rights or obligations hereunder or thereunder, including with respect to any Term Loan (or any portion thereof), to any Person without Borrower’s prior written consent, including to grant a participation in all or any part of, or any interest in, Lender’s obligations, rights or benefits under this Agreement and the other Loan Documents, including with respect to any Term Loan (or any portion thereof) (any such sale, transfer, assignment, pledge or grant of a participation, a “Lender Transfer”). (c) In the case of a Lender Transfer in the form of a participation granted by any Lender to any third party, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, (iii) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) any agreement or instrument pursuant to which such Lender sells such participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, restatement, amendment and restatement, supplement or other modification hereto, in each case subject to the terms and conditions of this Agreement. Borrower agrees that each participant shall be entitled to the benefits of Sections 2.5 and 2.6 (subject to the requirements and limitations therein, including the requirements under Section 2.6(d) (it being understood that the documentation required under Section 2.6(d) shall be delivered to the applicable Lender)) to the same extent as if it were a Person that had acquired its interest by assignment pursuant to clause (b) above; provided that, with respect to any participation, such participant shall not be entitled to receive any greater payment under Sections 2.5 or 2.6 than the applicable Lender (i.e., the party that participated the interest) would have been entitled to receive, except to the extent of any entitlement to receive a greater payment resulting from a Change in Law that occurs after such participant acquired the applicable participation. (d) Borrower shall record any Lender Transfer in the Register. Each Lender shall provide Borrower and the Collateral Agent with written notice of a Lender Transfer delivered no later than five (5) Business Days (or immediately if known fewer than 5 Business Days) prior to the date on which such Lender Transfer is proposed to be consummated. If any Lender sells a participation, such Lender shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and principal amounts (and stated interest) of each participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided, however, that such Lender shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury regulations (or any amended or successor version) or Section 163(f), 871(h)(2) and 881(c)(2) of the IRC and any related regulations (and any other relevant or successor provisions of the IRC or such regulations). The entries in the Participant Register shall be conclusive absent manifest error, and the Collateral Agent and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (e) Any attempted transfer, pledge or assignment of this Agreement or any other Loan Document or any rights or obligations hereunder or thereunder in violation of this Section 11.1 shall be null and void. 11.2. Indemnification. (a) Borrower agrees to indemnify and hold harmless each of the Collateral Agent, Lenders and its and their respective Affiliates (and its or their respective successors and assigns) and each manager, member,

-59- partner, controlling Person, director, officer, employee, agent or sub-agent, advisor and affiliate thereof (each such Person, an “Indemnified Person”) from and against any and all Indemnified Liabilities; provided, however, that Borrower shall have no obligation to any Indemnified Person hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person (or the gross negligence or willful misconduct of such Indemnified Person’s affiliates or controlling Persons or any of their respective managers, members, partners, controlling Persons, directors, officers, employees, agents or sub- agents, advisors or affiliates), (ii) result from a claim brought by Borrower against an Indemnified Person for material breach in bad faith of any of such Indemnified Person’s obligations hereunder or under any other Loan Document, if Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (iii) result from a claim not involving an act or omission of Borrower or any of its Subsidiaries that is brought by an Indemnified Person against another Indemnified Person (other than against the Collateral Agent in its capacity as such). This Section 11.2(a) shall not apply with respect to Taxes other than any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements arising from any non-Tax claim. (b) Borrower agrees that neither it nor any of its Subsidiaries will settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding in respect of which indemnification or contribution could be sought by an Indemnified Person under Section 11.2(a) (whether or not any Indemnified Person is an actual or potential party to such claim, action, or proceeding) without the prior written consent of the applicable Indemnified Person, unless (i) such settlement, compromise, or consent includes an unconditional release of such Indemnified Person and its Subsidiaries and Affiliates from all liability arising out of such claim, action, or proceeding, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) no admission of guilt or liability by such Indemnified Person and its Subsidiaries and Affiliates with respect to any such claim, action or proceeding. (c) To the extent permitted by Requirements of Law, no party to this Agreement shall assert, and each party to this Agreement hereby waives, any claim against any other party hereto (and its or their successors and assigns), and each manager, member, partner, controlling Person, director, officer, employee, agent or sub-agent, advisor and affiliate thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, arising out of, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Credit Extension or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each party to this Agreement hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. (d) Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of the Collateral Agent or any Lender, shall be at the expense of such Credit Party, and neither the Collateral Agent nor any Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, and without limiting the generality of Section 2.4, Borrower agrees to pay or reimburse upon demand each of the Collateral Agent and Lenders (and their respective successors and assigns) and each of their respective Related Parties, if applicable, for any and all fees, expenses and disbursements of the kind or nature described in clause (b) of the definition of “Lender Expenses” or in the definition of “Indemnified Liabilities” incurred by it. 11.3. Severability of Provisions. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 11.4. Correction of Loan Documents. The Collateral Agent or Required Lenders may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties hereto so long as the Collateral Agent or Required Lenders, as applicable, provides the Credit Parties and the other parties hereto with written notice of such correction and allows the Credit Parties at least ten (10) days to object to such correction in

-60- writing delivered to the Collateral Agent and each Lender. In the event of such objection, such correction shall not be made except by an amendment to this Agreement in accordance with Section 11.5. 11.5. Amendments in Writing; Integration. (a) No amendment, restatement, amendment and restatement or other modification of or supplement to any provision of this Agreement or any other Loan Document, or waiver, discharge or termination of any obligation hereunder or thereunder, no approval or consent hereunder or thereunder (including any consent to any departure by Borrower or any other Credit Party herefrom or therefrom), shall in any event be effective unless the same shall be in writing and signed by Borrower (on its own behalf and on behalf of each other Credit Party) and the Required Lenders; provided, however, that no such amendment, restatement, amendment and restatement, modification, supplement, waiver, discharge, termination, approval or consent shall, unless in writing and signed by the Collateral Agent and the Required Lenders, affect the rights or duties of, or any amounts payable to, the Collateral Agent under this Agreement or any other Loan Document. Any such waiver, approval or consent granted shall be limited to the specific circumstance expressly described in it and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver, approval or consent. (b) This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations among the parties hereto about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents. 11.6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. 11.7. Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied in accordance with the terms of this Agreement. The obligation of Borrower or any other the Credit Parties in Section 11.2 to indemnify Indemnified Persons shall survive until the statute of limitations with respect to such claim or cause of action shall have run. 11.8. Confidentiality. Any information regarding the Credit Parties and their Subsidiaries and their businesses provided to the Collateral Agent or any Lender by or on behalf of any Credit Party pursuant to the Loan Documents shall be deemed “Confidential Information”; provided, however, that Confidential Information does not include information that is either: (i) in the public domain or already in the possession of the Collateral Agent, any Lender or any of their respective Affiliates when disclosed to the Collateral Agent, any Lender or any of their respective Affiliates, or becomes part of the public domain after disclosure to the Collateral Agent, any Lender or any of their respective Affiliates, in each case, other than as a result of a breach by the Collateral Agent, any Lender or any of their respective Affiliates of the obligations under this Section 11.8; or (ii) disclosed to the Collateral Agent, any Lender or any of their respective Affiliates by a third party if the Collateral Agent, such Lender or such Affiliate, as applicable, does not know that the third party is prohibited from disclosing the information. Neither the Collateral Agent nor any Lender shall disclose any Confidential Information to a third party or use Confidential Information for any purpose other than the administration of the Loan Documents, the exercise of its rights or remedies under the Loan Documents or the performance of its duties or obligations under the Loan Documents. The foregoing in this Section 11.8 notwithstanding, the Collateral Agent and each Lender may disclose Confidential Information: (a) to any of its Subsidiaries or Affiliates; (b) to prospective transferees, purchasers or participants of any interest in the Term Loans (including, for the avoidance of doubt, in connection with any proposed Lender Transfer); (c) as required by law, regulation, subpoena, or other order, provided, that (x) prior to any disclosure under this clause (c), the Collateral Agent or such Lender, as applicable, agrees to endeavor to provide Borrower with prior written notice thereof, and with respect to any law, regulation, subpoena or other order, to the extent that the Collateral Agent or such Lender is permitted to provide such prior notice to Borrower pursuant to the terms hereof, and (y) any disclosure under this clause (c) shall be limited solely to that portion of the Confidential Information as may be specifically compelled by such law, regulation, subpoena or other order; (d) as the Collateral Agent or any Lender otherwise deems

-61- necessary or prudent under Sanctions, Anti-Money Laundering Laws, Anti-Corruption Laws, or Export and Import Laws to applicable regulatory or governmental authorities or pursuant to court order or proceeding, (e) to the extent requested by regulators having jurisdiction over the Collateral Agent or such Lender or as otherwise required in connection with the Collateral Agent’s or such Lender’s examination or audit by such regulators (including any self- regulatory authority, such as the National Association of Insurance Commissioners); (f), as the Collateral Agent or such Lender considers reasonably necessary in exercising any rights or remedies under the Loan Documents or in connection with any proceeding relating to the Agreement or any other Loan Documents; (g) to any other party hereto; (h) to third-party service providers of the Collateral Agent or such Lender; and (i) to any of the Collateral Agent’s or such Lender’s Related Parties; provided, however, that the third parties to which Confidential Information is disclosed pursuant to clauses (a), (b), (h) and (i) are bound by obligations of confidentiality and non-use that are no less restrictive than those contained herein. The provisions of this Section 11.8 shall survive the termination of this Agreement. 11.9. Attorneys’ Fees, Costs and Expenses. In any action or proceeding between, on the one hand, any Credit Party and, on the other hand, the Collateral Agent or any Lender, arising out of or relating to the Loan Documents, other than in connection with the enforcement against any Credit Party of this Agreement or any other Loan Document, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled. 11.10. Right of Set-Off. In addition to any rights now or hereafter granted under Requirements of Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and at any time thereafter during the continuance of any Event of Default, each Lender is hereby authorized by each Credit Party at any time or from time to time, without prior notice to any Credit Party, any such notice being hereby expressly waived by Borrower (on its own behalf and on behalf of each other Credit Party), to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder and under the other Loan Documents, including all claims of any nature or description arising out of or connected hereto or with any other Loan Document, irrespective of whether or not (a) the Collateral Agent or such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Term Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured. Each Lender agrees promptly to notify Borrower and the Collateral Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set off and application. 11.11. Marshalling; Payments Set Aside. Neither the Collateral Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to any Lender, or the Collateral Agent or any Lender enforces any Liens or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, examiner or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. 11.12. Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 11.13. Captions. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

-62- 11.14. Construction of Agreement. The parties hereto mutually acknowledge that they and their respective attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty, this Agreement shall be construed without regard to which of the parties hereto caused the uncertainty to exist. 11.15. Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) except as expressly provided in Section 11.2(a), confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it and their respective successors and permitted assigns; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement; or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement. 11.16. No Advisory or Fiduciary Duty. The Collateral Agent and each Lender may have economic interests that conflict with those of the Credit Parties. Each Credit Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender or the Collateral Agent, on the one hand, and such Credit Party, its Subsidiaries, and any of their respective stockholders or affiliates, on the other hand. Each Credit Party acknowledges and agrees that (i) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between each Lender and the Collateral Agent, on the one hand, and such Credit Party, its Subsidiaries and their respective affiliates, on the other hand, (ii) in connection therewith and with the process leading to such transaction, the Collateral Agent and each Lender is acting solely as a principal and not the advisor, agent or fiduciary of such Credit Party, its Subsidiaries or their respective affiliates, management, stockholders, creditors or any other Person, (iii) neither the Collateral Agent nor any Lender has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its Subsidiaries or their respective affiliates with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Collateral Agent or any Lender or any of their respective affiliates has advised or is currently advising such Credit Party, its Subsidiaries or their respective affiliates on other matters) or any other obligation to such Credit Party, its Subsidiaries or their respective affiliates except the obligations expressly set forth in the Loan Documents and (iv) each Credit Party, its Subsidiaries and their respective affiliates have consulted their own legal and financial advisors to the extent each deemed appropriate. Each Credit Party further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that the Collateral Agent or any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, its Subsidiaries or their respective affiliates in connection with such transaction or the process leading thereto. 11.17. Credit Parties’ Agent . Each of the Credit Parties hereby irrevocably appoints Borrower, as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loans and receiving account statements and other notices and communications to Credit Parties (or any of them) from the Collateral Agent or the Lenders, executing amendments, waivers or other modifications of or supplements to Loan Documents and executing or designating new Loan Documents. The Collateral Agent or the Lenders may rely, and shall be fully protected in relying, on any request for the Term Loans, disbursement instruction, report, information or any other notice or communication made or given by Borrower and any amendment, restatement, amendment and restatement, waiver or other modification of or supplement to a Loan Document or the execution or designation of new Loan Documents executed or made by Borrower, whether in its own name or on behalf of one or more of the other Credit Parties, and the Collateral Agent or the Lenders shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Credit Party as to the binding effect on it of any such request, instruction, report, information, other notice, communication, amendment, restatement, amendment and restatement, supplement, waiver, other modification, execution or designation, nor shall the joint and several character of the Credit Parties’ obligations hereunder be affected thereby. For all purposes of this Agreement and this Section 11.17 each Swiss Guarantor unconditionally releases the Borrower from any restriction on self-contracting (Selbstkontrahieren) or double representation (Doppelvertretung) under Swiss law, both of which are herewith explicitly approved by each Swiss Guarantor. 12 COLLATERAL AGENT 12.1. Appointment and Authority. Each of the Lenders hereby irrevocably appoints BioPharma Credit PLC to act on its behalf as the Collateral Agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except for

-63- the first two (2) sentences of Section 12.6 and the penultimate paragraph of Section 12.8, the provisions of this Section 12 are solely for the benefit of the Collateral Agent and Lenders, and neither Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. Subject to Section 12.8 and Section 11.5, any action required or permitted to be taken by the Collateral Agent hereunder shall be taken with the prior approval of the Required Lenders. 12.2. Rights as a Lender. The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Collateral Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any Lender. 12.3. Exculpatory Provisions. (a) The Collateral Agent shall not have any duties or obligations to the Lenders except those expressly set forth herein and in the other Loan Documents to which it is a party. Without limiting the generality of the foregoing, with respect to the Lenders, the Collateral Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents to which it is a party that the Collateral Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in such other Loan Documents), provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Loan Document or Requirements of Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents to which it is a party, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. (b) The Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Collateral Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.5) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Collateral Agent in writing by Borrower or a Lender. (c) The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent. 12.4. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other

-64- writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants, manufacturing consultants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, consultants or experts. 12.5. Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. 12.6. Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation to the Lenders and Borrower. Upon the receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower so long as no Default or Event of Default has occurred and is continuing, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent; provided that, whether or not a successor has been appointed or has accepted such appointment, such resignation shall become effective upon delivery of the notice thereof. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 12.6). After the retiring Collateral Agent’s resignation, the provisions of this Section 12 and Section 10 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any resignation by the Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by, to or through each Lender directly, until such time as a Person accepts an appointment as Collateral Agent in accordance with this Section 12.6. 12.7. Non-Reliance on Collateral Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and make Credit Extensions hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 12.8. Collateral and Guaranty Matters. Each Lender agrees that any action taken by the Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Collateral Agent or Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, the Lenders irrevocably authorize and instruct the Collateral Agent, at its option and in its discretion, and the Collateral Agent agrees: (a) to release any Lien on any property granted to or held by the Collateral Agent under any Collateral Document (i) upon payment and satisfaction in full of the Obligations (other than unasserted inchoate indemnity obligations), (ii) that is sold, transferred, disposed or to be sold, transferred, disposed as part of or in connection with any sale, transfer or other disposition (other than any sale to a Credit Party) permitted hereunder, (iii) subject to Section 11.5, if approved, authorized or ratified in writing by the Required Lenders, or (iv) to the extent

-65- such property is owned by a Guarantor upon the release of such Guarantor from its obligations under the Loan Documents pursuant to clause (c) below; (b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (d), (i), (j), (m), (n) and (r) of the definition of “Permitted Liens” (solely with respect to modifications, replacements, extensions or renewals of Liens permitted under clause (d), (i), (j), (m) and (n) of the definition of “Permitted Liens”); (c) to release any Guarantor from its obligations under the Security Agreement (and other applicable Collateral Documents) if such Person ceases to be a Subsidiary (or becomes an Excluded Subsidiary (to the extent not designated by Borrower to be a Designated Guarantor)) as a result of a transaction permitted hereunder or upon payment and satisfaction in full of the Obligations (other than unasserted inchoate indemnity obligations); (d) to enter into non-disturbance and similar agreements in connection with the licensing of Intellectual Property permitted pursuant to the terms of this Agreement; and (e) to enter into a subordination, intercreditor, or other similar agreement with respect to (i) any Indebtedness that constitutes Subordinated Debt to the extent such Subordinated Debt is permitted under the definition of Permitted Indebtedness, or (ii) any Permitted Royalty Financing. Upon request by the Collateral Agent at any time the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Security Agreement (and other applicable Collateral Documents) pursuant to this Section 12.8. In each case as specified in this Section 12.8, the Collateral Agent will (and each Lender irrevocably authorizes and instructs the Collateral Agent to), at Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request (i) to evidence the release or subordination of such item of Collateral from the Liens and security interests granted under the Collateral Documents, (ii) to enter into non- disturbance or similar agreements in connection with the licensing of Intellectual Property, (iii) to enter into a subordination, intercreditor, or other similar agreement with respect to any Indebtedness that constitutes Subordinated Debt to the extent such Subordinated Debt is permitted under the definition of Permitted Indebtedness or (iv) to evidence the release of any Guarantor from its obligations under the Security Agreement (and other applicable Collateral Documents), in each case in accordance with the terms of the Loan Documents and this Section 12.8 and in form and substance reasonably acceptable to the Collateral Agent. Without limiting the generality of Section 12.10 below, the Collateral Agent shall deliver to the Lenders notice of any action taken by it under this Section 12.8 promptly after the taking thereof; provided that delivery of or failure to deliver any such notice shall not affect the Collateral Agent’s rights, powers, privileges and protections under this Section 12. 12.9. Reimbursement by Lenders. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Section 2.4 to be paid by it to the Collateral Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Collateral Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (based upon the percentages as used in determining the Required Lenders as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent (or any such sub-agent) in its capacity as such or against any Related Party of any of the foregoing acting for the Collateral Agent (or any sub- agent) in connection with such capacity. 12.10. Notices and Items to Lenders. The Collateral Agent shall deliver to the Lenders each notice, report, statement, approval, direction, consent, exemption, authorization, waiver, certificate, filing or other item received by it pursuant to this Agreement or any other Loan Document (including any item received by it pursuant to Section 3); provided, that any delivery of or failure to deliver any such notice, report, statement, approval, direction,

-66- consent, exemption, authorization, waiver, certificate, filing or item shall not otherwise alter or effect the rights of the Lenders or the Collateral Agent under this Agreement or any other Loan Document or the validity of such item. In addition, to the extent the Collateral Agent or the Required Lenders deliver any notices, approvals, authorizations, directions, consents or waivers to Borrower pursuant to this Agreement or any other Loan Document, the Collateral Agent or the Required Lenders, as applicable, will also deliver such notice, approval, authorization, direction, consent or waiver to the other Lenders on or about the same time such notice, approval, authorization, direction, consent or waiver is provided to Borrower; provided, that the delivery of or failure to deliver such notice, approval, authorization, direction, consent or waiver to the other Lenders shall not in any way effect the obligations of Borrower, or the rights of the Collateral Agent or the Required Lenders, in respect of such notice, approval, authorization, direction, consent or waiver or the validity thereof. 12.11. Swiss Security Documents. Without limiting any other rights of the Collateral Agent under this Agreement, in relation to the Swiss Security Documents: (a) the Collateral Agent holds: (i) any security interest constituted by such Swiss Security Document (but only in relation to an assignment or any other non-accessory (nicht akzessorische) security interest); (ii) the benefit of this clause (a); and (iii) any proceeds of such security interest, as fiduciary (treuhänderisch) in its own name but for the account of all relevant Secured Parties which have the benefit of such security interest in accordance with this Agreement and the respective Swiss Security Documents; (b) each present and future Secured Party hereby authorizes the Collateral Agent: (i) acting for itself and in the name and for the account of such Secured Party to accept as its direct representative (direkter Stellvertreter) any Swiss law pledge or any other Swiss law accessory (akzessorische) security interest made or expressed to be made to such Secured Party in relation to the Swiss Security Documents, to hold, administer and, if necessary, enforce any such security interest on behalf of each relevant Secured Party which has the benefit of such security interest; (ii) to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to any Swiss Security Document which creates a pledge or any other Swiss law accessory (akzessorische) security interest; (iii) to effect as its direct representative (direkter Stellvertreter) any release of a security interest created under a Swiss Security Document in accordance with this Agreement; and (iv) to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Collateral Agent hereunder or under the relevant Swiss Security Document. 13 DEFINITIONS 13.1. Definitions. For the purposes of and as used in the Loan Documents: (a) references to any Person include its successors and assigns and, in the case of any Governmental Authority, any Person succeeding to its functions and capacities; (b) except as the context otherwise requires (including to the extent otherwise expressly provided in any Loan Document), (i) references to any law, statute, treaty, order, policy, rule or regulation include any amendments, supplements and successors thereto and (ii) references to any contract, agreement, consent, waiver, instrument or other document include any amendments, restatements, amendments and restatements, supplements or

-67- modifications thereto or thereof from time to time to the extent permitted by the provisions thereof; (c) the words “shall” and “will” are interchangeable and will be understood to be imperative or mandatory in nature; (d) the word “may” is permissive; (e) the word “or” has the inclusive meaning represented by the phrase “and/or”; (f) the words “include”, “includes” and “including” are not limiting; (g) the singular includes the plural and the plural includes the singular; (h) numbers denoting amounts that are set off in parentheses are negative unless the context dictates otherwise; (i) each authorization herein shall be deemed irrevocable and coupled with an interest; (j) all accounting terms shall be interpreted, and all determinations relating thereto shall be made, in accordance with GAAP; (k) references to any time of day shall be to New York time; (l) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole; and (m) unless otherwise expressly provided, references to specific sections, articles, clauses, sub-clauses, annexes and exhibits are to this Agreement and references to specific schedules are to the Disclosure Letter. As used in this Agreement, the following capitalized terms have the following meanings: “2025 Convertible Notes” means the 0% Convertible Senior Notes due November 1, 2025 issued by Parent pursuant to that certain Indenture, dated as of November 5, 2020, between Parent and U.S. Bank Global Corporate Trust., as trustee. “Account” means any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes all accounts receivable, book debts, and other sums owing to Credit Parties. “Account Debtor” means any “account debtor” as defined in the Code with such additions to such term as may hereafter be made. “Acquisition” means (a) any Stock Acquisition, or (b) any Asset Acquisition. “Additional Consideration” means, individually or collectively, as the context dictates, the Tranche A/B Additional Consideration, the Tranche C Additional Consideration and the Tranche D Additional Consideration. “Advance Request Form” means a Loan Advance Request Form in substantially the form attached hereto as Exhibit A. “Adverse Proceeding” means any action, suit, proceeding, hearing (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Credit Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the Knowledge of Borrower, threatened against or adversely affecting any Credit Party or any of its Subsidiaries or any property of any Credit Party or any of its Subsidiaries. For the avoidance of doubt, an action, suit, proceeding, hearing, or arbitration that follows or precedes an investigation shall be treated as a new and separate Adverse Proceeding from the investigation, whether or not such action, suit, proceeding, hearing, or arbitration is brought by any Governmental Authority. “Affiliate” means, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company or limited liability partnership, that Person’s managers and members. As used in this definition, “control” means (a) direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in a Person or (b) the power to direct or cause the direction of the management of such Person by contract or otherwise. In no event shall the Collateral Agent or any Lender be deemed to be an Affiliate of Parent or any of its Subsidiaries. “Agreement” is defined in the preamble hereof. “Anti-Money Laundering Laws” is defined in Section 4.18(b). “APPI” means the Japanese Act on the Protection of Personal Information (Act No. 57 of 2003 as amended in 2015), as amended by the Amended Act on the Protection of Personal Information (Act No. 57 of 2003 as amended

-68- in 2020) and including all related guidelines and enforcement rules issued by the Japanese Personal Information Protection Commission or other relevant Governmental Authority. “Applicable Margin” means, for any day, as to any Term Loan, a rate per annum equal to six and one- quarter percent (6.25%). “Applicable Percentage” means at any time: (a) with respect to the Tranche A Loan or the Tranche A Loan Amount, the percentage equal to a fraction, the numerator of which is (i) on or prior to the Tranche A Closing Date, the amount of such Lender’s Tranche A Commitment at such time and the denominator of which is the Tranche A Loan Amount at such time or (ii) thereafter, the outstanding principal amount of such Lender’s portion of the Tranche A Loan at such time, and the denominator of which is the aggregate outstanding principal amount of the Tranche A Loan at such time; (b) with respect to the Tranche B Loan or the Tranche B Loan Amount, the percentage equal to a fraction, the numerator of which is (i) on or prior to the Tranche B Closing Date, the amount of such Lender’s Tranche B Commitment at such time and the denominator of which is the Tranche B Loan Amount at such time or (ii) thereafter, the outstanding principal amount of such Lender’s portion of the Tranche B Loan at such time, and the denominator of which is the aggregate outstanding principal amount of the Tranche B Loan at such time; (c) with respect to the Tranche C Loan or the Tranche C Loan Amount, the percentage equal to a fraction, the numerator of which is (i) on or prior to the Tranche C Closing Date, the amount of such Lender’s Tranche C Commitment at such time and the denominator of which is the Tranche C Loan Amount at such time or (ii) thereafter, the outstanding principal amount of such Lender’s portion of the Tranche C Loan at such time, and the denominator of which is the aggregate outstanding principal amount of the Tranche C Loan at such time; (d) with respect to the Tranche D Loan or the Tranche D Loan Amount, the percentage equal to a fraction, the numerator of which is (i) on or prior to the Tranche D Closing Date, the amount of such Lender’s Tranche D Commitment at such time and the denominator of which is the Tranche D Loan Amount at such time or (ii) thereafter, the outstanding principal amount of such Lender’s portion of the Tranche D Loan at such time, and the denominator of which is the aggregate outstanding principal amount of the Tranche D Loan at such time; and (e) with respect to the Term Loans and the Term Loan Commitments, the percentage equal to a fraction, the numerator of which is, the sum of the amount of such Lender’s outstanding Term Loan Commitments and the amount of such Lender’s portion of the outstanding principal amount of the Term Loans at such time, and the denominator of which is the sum of the amount of all outstanding Term Loan Commitments and the aggregate outstanding principal amount of the Term Loans at such time. “ASC” is defined in the preamble hereof. “Asset Acquisition” means, with respect to Borrower or any of its Subsidiaries, any purchase, in-license or other acquisition of properties or assets of any other Person (including any purchase or other acquisition of any business unit, line of business or division of such Person). For the avoidance of doubt, “Asset Acquisition” includes any co-promotion or co-marketing arrangement pursuant to which Borrower or any Subsidiary acquires rights to promote or market the products of another Person. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark or that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.3(f). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute (and any foreign equivalent). “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark”

-69- means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.3(f). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Collateral Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; and (b) the sum of: (i) the alternate benchmark rate that has been selected by the Collateral Agent and Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar- denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement (other than Daily Simple SOFR), the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Collateral Agent and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by the Collateral Agent in its reasonable discretion, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has

-70- ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.3(f) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.3(f). “Blocked Person” means an individual or entity that is, or is owned or controlled by individuals or entities that are: (i) the subject or target of blocking or asset-freezing Sanctions or (ii) located, organized or resident in a Sanctioned Country. “Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the board of managers of such Person, or if there is none, the Board of Directors of the managing member of such Person, (iii) in the case of any partnership, the Board of Directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing. “Board of Governors” means the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Books” means all books and records including ledgers, records regarding a Credit Party’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Borrower” is defined in the preamble hereof. “Borrowing Resolutions” means, with respect to any Person, those resolutions adopted by such Person’s Board of Directors or other competent corporate body, as required pursuant to Requirements of Law and delivered by such Person to the Collateral Agent pursuant to Section 3.1 approving the Loan Documents to which such Person is a party and the transactions contemplated thereby (including the Term Loan), together with a certificate executed by its Secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s)

-71- and title(s) of the officers of such Person authorized to execute the Loan Documents to which such Person is a party on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that the Collateral Agent and each Lender may conclusively rely on such certificate with respect to the authority of such officers unless and until such Person shall have delivered to the Collateral Agent a further certificate canceling or amending such prior certificate. “Business Day” means any day that is not a Saturday or a Sunday or a day on which banks are authorized or required to be closed in New York, New York, Luxembourg, London, the Cayman Islands or the cantons of Zug or Zürich, Switzerland. “Capital Lease” means, as applied to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person. “Capital Lease Obligations” means, at any time, with respect to any Capital Lease, any lease entered into as part of any sale leaseback transaction of any Person or any synthetic lease, the amount of all obligations of such Person that is (or that would be, if such synthetic lease or other lease were accounted for as a Capital Lease) capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Cash Equivalents” means: (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government or by the government of any other member country of the Organisation for Economic Co-operation and Development (“OECD”) (provided that the full faith and credit of the United States or such other member country of OECD, as applicable, is pledged in support of those securities) or any agency or instrumentality of the OECD, in each case, having maturities of not more than two (2) years from the date of acquisition; (b) certificates of deposit, time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits and demand deposits, in each case, with any commercial bank having (i) capital and surplus in excess of $500,000,000 in the case of U.S. banks or (ii) capital and surplus in excess of $100,000,000 (or the U.S. dollar equivalent as of the date of determination) in the case of non-U.S. banks or a rating for its long-term unsecured and noncredit enhanced debt obligations of “A” or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or “A2” or higher by Moody’s Investors Service Limited; (c) commercial paper or marketable short-term money market or readily marketable direct obligations and similar securities having a credit rating of either A-1 or higher by Standard & Poor’s Rating Service or F1 or higher by Fitch Ratings Ltd or P-1 or higher Moody’s Investors Service Limited, and, in each case, maturing within two (2) years after the date of acquisition; (d) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (a) and (c) above entered into with any financial institution meeting the qualifications specified in clause (b) above; (e) investment funds investing ninety-five percent (95.0%) of their assets in securities of the types described in clauses (a) through (d) above and clause (f) below; and (f) investments in money market funds which have a credit rating of either A-1 or higher by Standard & Poor’s Rating Service or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited (or, if at any time none of Fitch Ratings Ltd, Moody’s Investors Service Limited or Standard & Poor’s Rating Service shall be rating such obligations, an equivalent rating from another rating agency) and that have portfolio assets of at least $1,000,000,000. “CCPA” means the provisions of the California Consumer Privacy Act, as amended by the California Privacy Rights Act and codified at Cal. Civ. Code § 1798.100 et seq., together with any effective implementing regulations.

-72- “Change in Control” means: (a) a transaction or series of transactions (including any merger or consolidation involving Borrower or Parent) whereby any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding a Wholly-Owned Subsidiary of Parent if such Subsidiary is or becomes a Credit Party and any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) (i) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a more than fifty percent (50.0%) of any class of outstanding Equity Interests of Borrower or Parent (as the case may be) ordinarily entitled to vote in the election of directors (or compatible voting Equity Interests), or (ii) obtains the power (whether or not exercised) to elect a majority of directors of Borrower or Parent (as the case may be); (b) a sale, directly or indirectly, of all or substantially all of the consolidated assets of Borrower and its Subsidiaries in one transaction or a series of transactions (whether by way of merger, stock purchase, asset purchase or otherwise) except to a Wholly-Owned Subsidiary of Parent if such Subsidiary is or becomes a Credit Party and; or (c) a merger or consolidation involving Borrower or Parent in which Borrower or Parent, as applicable, is not the surviving Person or in which Persons holding more than fifty percent (50.0%) of the power to elect a majority of directors of Borrower or Parent (as applicable) immediately prior to such merger or consolidation do not continue to hold, directly or indirectly, at least fifty percent (50.0%) of such power immediately after such merger or consolidation. “Change in Control Notice” is defined in Section 2.2(c)(ii). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking into effect of any law, treaty, order, policy, rule or regulation, (b) any change in any law, treaty, order, policy, rule or regulation or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the regulations promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means the Tranche A Closing Date, the Tranche B Closing Date, the Tranche C Closing Date or the Tranche D Closing Date, as applicable. “CMIA” means the California Confidentiality of Medical Information Act, codified at Cal. Civ. Code pt. 2.6 § 56 et seq. “Code” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Collateral Agent’s Lien, for the benefit of Lenders and the other Secured Parties, on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Collateral” means, collectively, “Collateral”, as such term is defined in the Security Agreement, “Collateral,” as such term is defined in the Luxembourg Security Agreements, “Pledged Assets”, and “Assigned Claims” as such terms are defined in the Swiss Security Documents, any tangible or intangible assets, equity or other property delivered, pledged or assigned under the Luxembourg Security Agreements or the Swiss Security Documents, and any and all other assets and properties of whatever kind and nature subject or purported to be subject from time to time to a Lien under any Collateral Document, but in any event excluding all Excluded Property. “Collateral Access Agreement” means an agreement, in form and substance reasonably satisfactory to the Collateral Agent and to which the Collateral Agent is a party, pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other

-73- property owned by any Credit Party, acknowledges the Liens and security interests of the Collateral Agent, for the benefit of Lenders and the other Secured Parties, and waives (or, if approved by the Collateral Agent in its sole discretion, subordinates) any Liens or security interests held by such Person on any such Collateral, and, in the case of any such agreement with a mortgagee or lessor, permits the Collateral Agent and any Lender (and its representatives and designees) reasonable access to any Collateral stored or otherwise located thereon. “Collateral Account” means any Deposit Account of a Credit Party maintained with a bank or other depository or financial institution located in the United States, Luxembourg or Switzerland, any Securities Account of a Credit Party maintained with a securities intermediary located in the United States, Luxembourg or Switzerland, or any Commodity Account of a Credit Party maintained with a commodity intermediary located in the United States, Luxembourg or Switzerland, in each case, other than an Excluded Account. “Collateral Agent” is defined in the preamble hereof. “Collateral Documents” means the Security Agreement, the Swiss Security Documents, the Control Agreements, the IP Agreements, the Luxembourg Security Agreements, the Collateral Access Agreements, any Mortgages and all other instruments, documents and agreements delivered by any Credit Party pursuant to or incidental to this Agreement or any of the other Loan Documents, in each case, in order to grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, or perfect a Lien on any Collateral as security for the Obligations, and all amendments, restatements, amendments and restatements, modifications or supplements thereof or thereto. “Commodity Account” means any “commodity account” as defined in the Code with such additions to such term as may hereafter be made. “Company IP” means any and all of the following, as they exist in and throughout the Territory: (a) Current Company IP; (b) improvements, continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any of the Current Company IP, including any patent right claiming the composition of matter of, or the method of making or using, any Product in the Territory, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent and all foreign and international counterparts of any of the foregoing; (c) trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how, operating manuals, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory; (d) any and all IP Ancillary Rights specifically relating to any of the foregoing; and (e) regulatory filings, submissions and approvals related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory and all data provided in any of the foregoing. “Company IP Agreement” means each contract or agreement, pursuant to which Parent or any of its Subsidiaries has the legal right to exploit Current Company IP or other Intellectual Property that is owned by another Person and is material to the business of any Credit Party and its Subsidiaries, or to research, develop, manufacture, produce, use, supply, commercialize, market, import, store, transport, offer for sale or lease, distribute or sell Product, including: (w) the License and Collaboration Agreement, dated as of September 10, 2018, by and between Parent and Zai Lab (Shanghai) Co., Ltd., as amended by the First Addendum to License and Collaboration Agreement dated as of June 9, 2020; (x) the License Agreement, by and between Novocure GmbH (Switzerland) and The Board of Regents of The University of Texas System dated as of April 29, 2021 (Agreement No. 2021-0083); (y) the License Agreement, by and between Novocure GmbH (Switzerland) and The Board of Regents of The University of Texas System dated as of December 20, 2023 (Agreement No. 2024-0013); and (z) the Exclusive License Agreement, by and between Novocure GmbH (Switzerland) and The Board of Trustees of The Leland Stanford Junior University dated as of June 2, 2020. “Compliance Certificate” means that certain certificate in the form attached hereto as Exhibit E.

-74- “Competing Product” means a product approved or marketed for use in the treatment of cancer. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Collateral Agent decides (after consultation with Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Collateral Agent in a manner substantially consistent with market practice (or, if the Collateral Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Collateral Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Collateral Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contingent Obligation” means, for any Person, (a) any direct or indirect liability, contingent or not, of that Person for any indebtedness, lease, dividend, letter of credit or other obligation of another Person directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable (other than by endorsements of instruments in the course of collection) and (b) any obligation of that Person to pay an earn-out payment, milestone payment or similar contingent payment or contingent compensation (including purchase price adjustments but excluding royalties payable and milestones based on net sales payable) to a counterparty incurred or created in connection with an Acquisition, Transfer, or Investment or otherwise in connection with any collaboration, development or similar agreement, in each instance where such contingent payment or compensation becomes due and payable upon the occurrence of an event or the performance of an act (and not solely with the passage of time). The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable by a Responsible Officer of such Person, the amount required to be shown as a liability on the balance sheet of such Person in accordance with GAAP (or, if not required to be so shown, the maximum reasonably anticipated amount reasonably determined by a Responsible Officer of such Person in good faith); but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement. “Control Agreement” means, with respect to any Credit Party, any control agreement entered into among such Credit Party, the Collateral Agent and, in the case of a Deposit Account, the bank or other depository or financial institution located in the United States, Luxembourg or Switzerland at which such Credit Party maintains such Deposit Account, or, in the case of a Securities Account or a Commodity Account, the securities intermediary or commodity intermediary located in the United States, Luxembourg or Switzerland at which such Credit Party maintain such Securities Account or Commodities Account, in either case, pursuant to which the Collateral Agent obtains control (within the meaning of the Code) or otherwise has a perfected first priority security interest (subject to any Permitted Liens) over such Collateral Account. “Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (and all related IP Ancillary Rights). “Credit Party” means Borrower and each other Guarantor. “Credit Extension” means any Term Loan or any other extension of credit by any Lender for Borrower’s benefit pursuant to this Agreement. “CSA” is defined in Section 4.19(c).

-75- “Current Company IP” is defined in Section 4.6(c). “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Collateral Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for bilateral business loans; provided, that if the Collateral Agent decides that any such convention is not administratively feasible for the Collateral Agent, then the Collateral Agent may establish another convention in its reasonable discretion. “Data Protection Laws” means any and all applicable foreign or domestic (including U.S. federal, state and local), statutes, ordinances, orders, rules, regulations, guidance, judgments, Governmental Approvals, or any other requirements of Governmental Authorities relating to privacy, security (including cybersecurity), transfers of, notification of breaches of, confidentiality of, acquisition (including remote acquisition) of, or access to Personal Data or other Sensitive Information, or to any database registration or data localization requirements, including, to the extent applicable to Parent or any of its Subsidiaries, HIPAA, FDA’s Digital Health Technologies for Remote Data Acquisition in Clinical Investigations Guidance (Dec. 2023), FDA’s Cybersecurity in Medical Devices Guidance (Sept. 2023), Section 5 of the Federal Trade Commission Act (15 U.S.C. § 45) and other consumer protection laws, GDPR, Swiss Data Protection Law, Israeli Data Protection Law, APPI, Asia-Pacific Economic Cooperation (“APEC”) Cross-Border Privacy Rules and APEC Privacy Framework, Chinese personal information protection and data protection laws (including Requirements of Law in mainland China, Hong Kong and Macau as separate jurisdictions), Taiwan personal data protection laws, CCPA and other comprehensive state privacy laws, and CMIA and other U.S. state medical information privacy laws, and including any policies and procedures required thereunder. “Default” means any breach of or default under any term, provision, condition, covenant or agreement contained in this Agreement or any other Loan Document or any other event, in each case that, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Default Rate” is defined in Section 2.3(b). “Deposit Account” means any “deposit account” as defined in the Code with such additions to such term as may hereafter be made. “Designated Guarantor” is defined in Section 5.13. “Disclosure Letter” means the disclosure letter, dated the Tranche A Closing Date, delivered by the Credit Parties to the Collateral Agent, as updated on each applicable subsequent Closing Date (if required and as permitted). “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition: (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (except if redeemable or convertible into other Equity Interest that would not constitute a Disqualified Equity Interest or as a result of a change of control, asset sale or similar event so long as any and all rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full in cash of the Term Loans and the satisfaction in full of all other Obligations (other than inchoate indemnity obligations) in accordance with the terms of this Agreement); (b) is redeemable at the option of the holder thereof, in whole or in part (except if redeemable or convertible into other Equity Interest that would not constitute a Disqualified Equity Interest or as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full in cash of the Term Loans and the satisfaction in full of all other Obligations (other than inchoate indemnity obligations) in accordance with this Agreement); (c) provides for the scheduled payments of dividends or distributions in cash; or (d) is convertible into or exchangeable for (i) Indebtedness which is not Permitted Indebtedness or (ii) any other Equity Interest that would constitute a Disqualified Equity Interest; in each case described in clauses (a) through (d) above, prior to the date that is 180 days after the Term Loan Maturity Date; provided that, if any such Equity Interest is issued pursuant to any plan for the benefit of any employee, director, manager or consultant of Borrower or its Subsidiaries or by any such plan to such employee, director, manager or consultant, such Equity Interest shall not constitute a “Disqualified Equity Interest” solely because it may be required to be repurchased by Borrower or its Subsidiaries in

-76- order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, director, manager or consultant. “Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States. “Effective Date” is defined in the preamble hereof. “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Laws” means any and all current or future, foreign or domestic, statutes, ordinances, orders, rules, regulations, judgments, Governmental Approvals, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in each case, in any manner applicable to any Credit Party or any of its Subsidiaries or any Facility. “Equity Interests” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in such Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire (by purchase, conversion, dividend, distribution or otherwise) any of the foregoing (and all other rights, powers, privileges, interests, claims and other property in any manner arising therefrom or relating thereto); provided that Equity Interests shall not include any Indebtedness under the 2025 Convertible Notes or any Permitted Convertible Indebtedness. “ERISA” means the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person, is treated as a single employer under Section 414(b) or (c) of the IRC or, solely for purposes of Section 302 of ERISA or Section 412 of the IRC, Section 414(m) or (o) of the IRC. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) with respect to a Plan, the failure by Borrower or its Subsidiaries or their ERISA Affiliates to satisfy the minimum funding standard of Section 412 of the IRC and Section 302 of ERISA, whether or not waived; (c) the failure by Borrower or its Subsidiaries or their ERISA Affiliates to make by its due date a required installment under Section 430(j) of the IRC with respect to any Plan or to make any required contribution to a Multiemployer Plan; (d) the filing pursuant to Section 412(c) of the IRC or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence by Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by Borrower or its Subsidiaries or any of their respective ERISA Affiliates from the Pension Benefit Guaranty Corporation (referred to and defined in ERISA) or a plan administrator of any notice relating to the intention to terminate any Plan under Section 4041 or any Multiemployer Plan under 4041A of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan under Section 4041 Section or 4042 of ERISA; (g) the incurrence by Borrower or its Subsidiaries or any of their respective ERISA Affiliates of any liability with respect to the withdrawal from any Plan pursuant to Section 4063 of ERISA or Multiemployer Plan; (h) the receipt by Borrower or its Subsidiaries or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is

-77- expected to be, insolvent, within the meaning of Section 4245 of ERISA; (i) the “substantial cessation of operations” by Borrower or its Subsidiaries or their ERISA Affiliates within the meaning of Section 4062(e) of ERISA with respect to a Plan; or (j) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the IRC or Section 406 of ERISA) with respect to a Plan which could reasonably be expected to result in a material liability to Borrower or its Subsidiaries. “EU Laws” means all applicable statutes, rules and regulations implemented administered or enforced by the European Commission (solely with respect to Health Care Laws), the European Medicines Agency (“EMA”) or the competent authorities of the EU Member States including the EU Regulation on medical devices (Regulation 2017/745), the Clinical Trials Regulation (Regulation (EU) No 536/2014), and related implementing legislation of individual EU Member States and related guidance at EU level and national level in individual EU Member States. “Event of Default” is defined in Section 7. “Exchange Act” means the Securities Exchange Act of 1934. “Exchange Act Documents” means any and all documents filed by Parent with the SEC pursuant to the Exchange Act. “Excluded Accounts” is defined in Section 5.5. “Excluded Equity Interests” means, collectively: (i) any Equity Interests in any Subsidiary with respect to which the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, such Equity Interests, to secure the Obligations (and any guaranty thereof) are validly prohibited by Requirements of Law; (ii) any Equity Interests in any Subsidiary with respect to which the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, such Equity Interests, to secure the Obligations (and any guaranty thereof) require the consent, approval or waiver of any Governmental Authority or other third party and such consent, approval or waiver has not been obtained by Borrower or Parent following Borrower’s and Parent’s commercially reasonable efforts to obtain the same; (iii) any Equity Interests in any Subsidiary that is a non-Wholly- Owned Subsidiary that the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, such Equity Interests, to secure the Obligations (and any guaranty thereof) are validly prohibited by, or would give any third party (other than Borrower or an Affiliate of Borrower) the right to terminate its obligations under, the Operating Documents or the joint venture agreement or shareholder agreement with respect to, or any other contract with such third party relating to such non-Wholly-Owned Subsidiary, including any contract evidencing Indebtedness of such non-Wholly-Owned Subsidiary (other than customary non-assignment provisions which are ineffective under Article 9 of the Code or other Requirements of Law), but only, in each case, to the extent, and for so long as such Operating Document, joint venture agreement, shareholder agreement or other contract is in effect; and (iv) any Equity Interests in any other Subsidiary with respect to which, Borrower and the Collateral Agent reasonably determine by mutual agreement that the cost of granting the Collateral Agent, for the benefit of Lenders and the other Secured Parties, a security interest in and Lien upon, and pledging to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, such Equity Interests, to secure the Obligations (and any guaranty thereof) are excessive, relative to the value to be afforded to the Secured Parties thereby. “Excluded License” means an exclusive or non-exclusive license or exclusive or non-exclusive sublicense, by a Credit Party to a Person other than Borrower or any Subsidiary of Borrower, of any Intellectual Property within the Territory covering the Product that conveys to the licensee or sublicensee exclusive rights to practice all or substantially all rights to such Intellectual Property in the Territory. “Excluded Property” has the meaning set forth for such term in the Security Agreement. “Excluded Subsidiaries” means, collectively: (i) any Subsidiary with respect to which the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and

-78- the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, such Subsidiary’s properties and assets subject or purported to be subject from time to time to a Lien under any Collateral Document and the Equity Interests in such Subsidiary to secure the Obligations (and any guaranty thereof) are validly prohibited by Requirements of Law; (ii) any Subsidiary with respect to which the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, such Subsidiary’s properties and assets subject or purported to be subject from time to time to a Lien under any Collateral Document and the Equity Interests in such Subsidiary to secure the Obligations (and any guaranty thereof) require the consent, approval or waiver of any Governmental Authority or other third party (other than Borrower or an Affiliate of Borrower) and such consent, approval or waiver has not been obtained by Parent, Borrower or such Subsidiary following Parent’s, Borrower’s and such Subsidiary’s commercially reasonable efforts to obtain the same; (iii) any Subsidiary that is a non-Wholly-Owned Subsidiary, with respect to which, the grant to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of a security interest in and Lien upon, and the pledge to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, of, the properties and assets of such non-Wholly-Owned Subsidiary, to secure the Obligations (and any guaranty thereof) are validly prohibited by, or would give any third party (other than Borrower or an Affiliate of Borrower) the right to terminate its obligations under, such non-Wholly-Owned Subsidiary’s Operating Documents or the joint venture agreement or shareholder agreement with respect thereto or any other contract with such third party relating to such non-Wholly-Owned Subsidiary, including any contract evidencing Indebtedness of such non- Wholly-Owned Subsidiary (other than customary non-assignment provisions which are ineffective under Article 9 of the Code or other Requirements of Law), but only, in each case, to the extent, and for so long as such Operating Document, joint venture agreement, shareholder agreement or other contract is in effect; (iv) any Subsidiary that owns properties and assets with an aggregate fair market value (as reasonably determined in good faith by a Responsible Officer of Borrower) of less than $5,000,000 (exclusive of any Permitted Indebtedness described under clause (h)(iv) of the definition thereof or any Permitted Investments described under clause (n)(iv) of the definition thereof); and (v) any other Subsidiary (other than any Luxembourg Party, Swiss Guarantor or U.S. Guarantor) with respect to which, Borrower and the Collateral Agent reasonably determine by mutual agreement that the cost of granting the Collateral Agent, for the benefit of Lenders and the other Secured Parties, a security interest in and Lien upon, and pledging to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, such Subsidiary’s properties and assets subject or purported to be subject from time to time to a Lien under any Collateral Document and the Equity Interests of such Subsidiary to secure the Obligations (and any guaranty thereof) are excessive relative to the value to be afforded to the Secured Parties thereby. Notwithstanding the foregoing or any other provision of this Agreement, the parties hereto agree that without the prior written consent of the Collateral Agent or the Required Lenders, no Subsidiary existing as of the Effective Date (including Novocure Japan K.K. (Japan), NovoCure (Israel) Ltd. (Israel), NovoCure GmbH (Germany) and Novocure SAS (France)) or organized, formed or acquired (including by Acquisition), directly or indirectly, by any Credit Party from and after the Effective Date, that at any time (1) owns, co-owns or otherwise maintains any material Company IP, (2) licenses any Company IP from any third party, (3) enters into any Material Contract or otherwise becomes a party thereto or bound thereby, (4) owns either (x) cash and Cash Equivalents with an aggregate fair market value (as reasonably determined in good faith by a Responsible Officer of Borrower) of $5,000,000 or more or (y) properties and assets other than cash and Cash Equivalents with an aggregate fair market value (as reasonably determined in good faith by a Responsible Officer of Borrower) of $10,000,000 or more (in either case exclusive of any Permitted Indebtedness described under clause (h)(iv) of the definition thereof or any Permitted Investments described under clause (n)(iv) of the definition thereof), or (5) otherwise engages in any business operations material to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, packaging, labelling, promotion, advertising, offer for sale or lease, distribution or sale or lease of Product in the Territory shall be (or shall be deemed to be) an Excluded Subsidiary for any purpose under the Loan Documents without the prior written consent of the Collateral Agent or the Required Lenders, and, additionally, in each case, Borrower shall cause such entity, within the time periods required by Section 5.12, 5.13 or 5.14, as and to the extent applicable, to become a Guarantor in accordance therewith. For the avoidance of doubt, each of Novocure Japan K.K. (Japan), NovoCure (Israel) Ltd. (Israel), NovoCure GmbH (Germany) and Novocure SAS (France) shall be deemed to be an Excluded Subsidiary hereunder as of the Tranche A Closing Date and each such Subsidiary shall be subject to the immediately preceding sentence. “Excluded Taxes” means any of the following Taxes imposed on or with respect to Lender or required to be withheld or deducted from a payment to Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed by the United States or as a result

-79- of Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes or similar Luxembourg Taxes imposed on amounts payable to or for the account of Lender with respect to any Obligation pursuant to a law in effect on the date on which (i) Lender acquires such interest in any Obligation or (ii) Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.6, amounts with respect to such Taxes were payable either to Lender’s assignor immediately before Lender became a party hereto or to Lender immediately before it changed its lending office, (c) Taxes attributable to Lender’s failure to comply with Section 2.6(d), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) any deduction or withholding for any Taxes imposed by Luxembourg under the amended law of 23 December 2005 introducing a withholding tax on certain payments made to Luxembourg resident individuals. “Export and Import Laws” means any applicable law, regulation, order or directive that applies to the import, export, re-export, transfer, disclosure or provision of goods, software, technology or technical assistance including restrictions or controls administered pursuant to the U.S. Export Administration Regulations, 15 C.F.R. Parts 730-774, administered by the U.S. Department of Commerce, Bureau of Industry and Security; U.S. Customs regulations; and similar import and export laws, regulations, orders and directives of other jurisdictions to the extent applicable. “Facility” means, with respect to any Credit Party, any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by such Credit Party or any of its Subsidiaries or any of their respective predecessors or Affiliates. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (including, for the avoidance of doubt, any agreements between the governments of the United States and the jurisdiction in which the applicable Lender is resident implementing such provisions), or any amended or successor version that is substantively comparable and not materially more onerous to comply with, and any current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the IRC, any intergovernmental agreement entered into in connection with the implementation of the foregoing sections of the IRC and any fiscal or regulatory legislation, regulations, rules or practices adopted pursuant to, or official interpretations implementing such Sections of the IRC or intergovernmental agreements. “FCPA” is defined in Section 4.18(a). “FDA” means the United States Food and Drug Administration (and any United States state and foreign equivalents, including Health Canada, the United Kingdom Medicines and Healthcare Products Regulatory Agency, the European Commission, European Medicines Agency, the competent authorities of the Member States of the European Economic Area, Swissmedic, MHLW and the, PMDA, Israeli Ministry of Health, China’s National Medical Products Administration and State Administration of Market Regulation, and Human Genetic Resources Administration of China). “FDA Good Clinical Practices” means the standards set forth in 21 C.F.R. Parts 50, 56, and 812 (and any foreign equivalents), and as interpreted through FDA’s applicable guidance documents (and foreign equivalents). “FDA Good Laboratory Practices” means the standards set forth in 21 C.F.R. Part 58 (and any foreign equivalent), and as interpreted through applicable guidance documents by FDA (and foreign equivalents). “FDA Good Manufacturing Practices” means the standards set forth in 21 C.F.R. Part 820 (and any foreign equivalents), and as interpreted through applicable guidance documents by FDA (and foreign equivalents). “FDA Laws” means all applicable statutes (including the FDCA and the Public Health Service Act (42 U.S.C. § 262 through § 263) (the “PHSA”), rules and regulations implemented, administered, or enforced by the FDA and any United States state and foreign equivalents, and as interpreted through applicable guidance documents by the FDA (and United States state and foreign equivalents). “FDCA” is defined in Section 4.19(b).

-80- “Federal Reserve Board” means the Board of Governors of the Federal Reserve System. “Floor” means a rate of interest equal to three and one-quarter percent (3.25%) per annum. “Foreign Lender” means a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the IRC. “GAAP” means with respect to Parent and its Subsidiaries, generally accepted accounting principles in the United States as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are applicable to the circumstances as of the date of determination, consistently applied. “GDPR” means, collectively, (i) Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation) (the “EU GDPR”), (ii) the EU GDPR as it forms part of the laws of the United Kingdom by virtue of section 3 of the European Union (Withdrawal) Act 2018 and as amended by the Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations 2019 (the “UK GDPR”), and (iii) any and all applicable national and Crown Dependency (including Jersey) data protection laws, regulations, and related guidance made under, pursuant to, for the implementation of, or that apply in conjunction with any of (i) and (ii), including The Data Protection (Jersey) Law 2018. “Governmental Approval” means any consent, authorization, approval, licensure, clearance, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency (including Regulatory Agencies, data protection authorities, and agencies acting as supervisory governmental organizations on issues of privacy protection), government department (including the U.S. Department of Justice), authority (including state attorneys general), instrumentality, regulatory body, ministry, board, commission, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. “Governmental Payor Programs” means all governmental third-party payor programs in which any Credit Party or its Subsidiaries participates, including Medicare, Medicaid, TRICARE or any other U.S. federal or state health care programs or foreign equivalents in the Territory. “Guarantor” means, at any time, any Person that is, pursuant to the terms of any Loan Document, a guarantor of any of the Obligations at that time, including, for the avoidance of doubt, any Designated Guarantor. “Hazardous Materials” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment. “Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing. “Health Care Laws” means, collectively: (a) applicable federal, state or local laws, rules, regulations, orders, ordinances, codes, statutes, standards, and requirements issued under or in connection with Medicare, Medicaid or any other Governmental Payor Program or with Private Third Party Payor Programs; (b) applicable federal and state laws and regulations governing health information, including HIPAA; (c) applicable federal, state and local fraud and abuse laws of any Governmental Authority, including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7(b)),

-81- the Stark law (42 U.S.C. § 1395nn and 1396b(s)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes, and also any other U.S. or foreign laws or regulations that are applicable to health care fraud, abuse, corruption, waste, bribery, inducements, false statements, or false claims; (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173) and the regulations promulgated thereunder and any other federal, state or local laws or regulations (or foreign equivalents thereof) governing the disclosure of payments or providing other items of value or remuneration or drug product samples to health care professionals, to the extent applicable; (e) the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h); (f) all applicable reporting and disclosure requirements, including any arising under Medicare Part B; (g) federal and state accreditation, licensing, and permitting requirements applicable to durable medical equipment (“DME”) providers and suppliers (and foreign equivalents), including requirements to maintain permits or licenses to distribute DME and meet supplier standards of Medicare, Medicaid and other Governmental Payor Programs; (h) applicable federal, state or local laws, rules, regulations, ordinances, statutes and requirements relating to (i) the regulation of managed care, third party payors and Persons bearing the financial risk for the provision or arrangement of health care services, (ii) billings to insurance companies, health maintenance organizations and other Managed Care Plans or otherwise relating to insurance fraud and (iii) any insurance, health maintenance organization or managed care Requirements of Law; (i) regulations for the protection of human research subjects (including 45 C.F.R. part 46, and any foreign or United States state equivalents); (j) requirements for licensure or permitting of personnel who are engaged in marketing, sales. or medical activities under federal, state, or local laws (or foreign equivalents); (k) requirements concerning disclosure of pricing information and other company information to the public, customers, prescribers or to state and local agencies under federal, state, or local laws (or foreign equivalents); (l) laws and regulations requiring the adoption of compliance codes or policies; (m) the interoperability, information blocking, and health information technology certification program regulations promulgated under the 21st Century Cures Act, the underlying provisions of the 21st Century Cures Act (42 U.S.C. § 300jj et seq.) and regulations implementing information blocking penalties promulgated under the 21st Century Cures Act, as applicable, and (n) any other applicable Requirements of Law (including any applicable EU Laws, Swiss Laws, Japanese Laws, Israeli Laws, or other foreign equivalents) relating to research, development, testing, approval, exclusivity, licensure, clearance, authorization, designation, post-approval (or post-licensure, post-clearance, or post- approval, as applicable) monitoring or commitments, reporting, manufacture, production, packaging, labeling, use, commercialization, marketing, promotion, advertising, importing, exporting, storage, transport, distribution, sale or offer for sale or lease, or payment of or for Product. “Hedge Termination Value” means, with respect to any Hedging Agreement, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreement (if any), (a) for any date occurring on or after the date such Hedging Agreement has been closed out and termination value determined in accordance therewith, such termination value, and (b) for any date occurring prior to the date referenced in cause (a) above, the amount determine as the mark-to-market value for such Hedging Agreement, as determined based upon one or more mid-market or other readily available quotation(s) provided by any recognized dealer in such Hedging Agreement (which may include a Lender or any Affiliate of a Lender). “Hedging Agreement” means any interest rate, currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity or equity prices or values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation execution in connection with any such agreement or arrangement. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health (HITECH) Act of 2009, any and all rules or regulations promulgated from time to time thereunder (including the regulations codified in 45 C.F.R. Parts 160, 162, and 164), and any U.S. state or federal laws with regard to the security, privacy, or notification of breaches of the confidentiality of health information which are not preempted pursuant to 45 C.F.R. Part 160, Subpart B. “Humanitarian Use Device” or “HUD” means a medical device that meets the definition for “HUD (humanitarian use device)” provided in 21 C.F.R. § 814.3(n), or any foreign equivalent.

-82- “Humanitarian Device Exemption” or “HDE” means a premarket approval application that meets the definition of “HDE” provided in 21 C.F.R. § 814.3(m) that has been granted approval, or any foreign equivalent. “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. “Indebtedness” means, with respect to any Person, without duplication: (a) all indebtedness for advanced or borrowed money of, or credit extended to, such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of assets, properties, services or rights (other than (i) accrued expenses and trade payables entered into in the ordinary course of business consistent with past practice which are not more than one hundred and eighty (180) days past due or subject to a bona fide dispute, (ii) obligations to pay for services provided by employees and individual independent contractors in the ordinary course of business consistent with past practice which are not more than one hundred twenty (120) days past due or subject to a bona fide dispute, (iii) liabilities associated with customer prepayments and deposits and (iv) prepaid or deferred revenue arising in the ordinary course of business), including (A) any obligation or liability to pay deferred purchase price or other similar deferred consideration for such assets, properties, services or rights where such deferred purchase price or consideration becomes due and payable solely upon the passage of time, and (B) any obligation described in clause (b) of the definition of Contingent Obligation that becomes due and payable (or that becomes due and payable) solely with the passage of time (and not the occurrence of an event or the performance of an act); (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder and all reimbursement or payment obligations with respect to letters of credit, surety bonds, performance bonds and other similar instruments issued by such Person; (d) all obligations of such Person evidenced by notes, bonds, debentures or other debt securities or similar instruments (including debt securities convertible into Equity Interests, including Permitted Convertible Indebtedness)), including obligations so evidenced incurred in connection with the acquisition of properties, assets or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations of such Person; (g) the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off balance sheet financing product by such Person; (h) Disqualified Equity Interests; (i) all indebtedness referred to in clauses (a) through (h) above of other Persons secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in assets or properties (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness of such other Persons; and (j) all Contingent Obligations of such Person. For the avoidance of doubt, with respect to Parent, “Indebtedness” shall include Indebtedness under the 2025 Convertible Notes and Permitted Convertible Indebtedness. “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims, actions, judgments, suits, costs, reasonable and documented out-of- pocket fees, expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of one primary legal counsel for Indemnified Persons plus, as applicable, one local legal counsel in each relevant material jurisdiction and one intellectual property legal counsel, and in the case of an actual or perceived conflict of interest, one additional legal counsel for such affected Indemnified Persons), incurred by any Indemnified Person or asserted against any Indemnified Person by any Person (including Borrower or any other Credit Party) relating to or arising out of or in connection with, or as a result of, this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including any Lender’s agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any guaranty of the Obligations)), including (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Parent or any of its Subsidiaries, or any liability relating to any Environmental Law, any Release of Hazardous Materials or any Hazardous Materials Activity, (iv) any actual or prospective claim, suit, litigation, investigation, hearing or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by, commenced or threatened in writing by any Person (including Borrower or any of its affiliates), and regardless of whether any Indemnified Person is or is designated as a party or a

-83- potential party thereto, and (v) the enforcement of the indemnity hereunder, in each case whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnified Person, in any manner. “Indemnified Person” is defined in Section 11.2(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes. “Included Jurisdictions” means the United States, Australia, Canada, China, Israel, Japan, Mexico, Republic of Korea, the EU, U.K., and Switzerland. “Insolvency Proceeding” means, with respect to any Person, any proceeding by or against such Person under the Bankruptcy Code, or any other domestic or foreign bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, examinership, rescue process or other relief and, without limiting the generality of the foregoing in relation to any Person incorporated in Switzerland or having its registered office in Switzerland, the insolvency proceedings referred to above shall include any steps and actions under Swiss law which are analogous to those described above, in particular, without limitation of the scope of the foregoing, in respect of the following proceedings: “Drohende Zahlungsunfähigkeit” (threat of illiquidity/insolvency) within the meaning of art. 725 and 820 of the Swiss Code of Obligations, “Zahlungsunfähigkeit” (inability to pay its debts), “Zahlungseinstellung” (suspending making payments), “hälftiger Kapitalverlust or Überschuldung” within the meaning of art. 725a, 725b and 820 of the Swiss Code of Obligations (half of the share capital and the legal reserves not covered; overindebtedness, i.e. liabilities not covered by the assets), subject to there being sufficient postponement and subordination of claims (Rangrücktritt) within the meaning and in accordance with art. 725b, para.4 (1) of the Swiss Code of Obligations, duty of filing of the balance sheet with the judge due to overindebtedness or insolvency pursuant to art. 725b and 820 of the Swiss Code of Obligations, “Nachlassverfahren” (composition with creditors) including in particular “Nachlassstundung” (moratorium) and proceedings regarding “Nachlassvertrag” (composition agreements) and “Notstundung” (emergency moratorium), “Fälligkeitsaufschub” (postponement of maturity of indebtedness), “Konkursaufschub / Gesellschaftsrechtliches Moratorium” (postponement of the opening of bankruptcy; moratorium proceedings) pursuant to art. 725, 725a, 725b and 820 of the Swiss Code of Obligations, notification of the courts under these provisions and actions for “Auflösung / Liquidation” (dissolution/liquidation). “Intellectual Property” means all: (a) Copyrights, Trademarks, and Patents; (b) trade secrets and trade secret rights, including any rights to unpatented inventions, know-how, show- how and operating manuals; (c) (i) all computer programs, including source code and object code versions, (ii) all data, databases and compilations of data, whether machine readable or otherwise, and (iii) all documentation, training materials and configurations related to any of the foregoing (collectively, “Software”); (d) all right, title and interest arising under any contract or Requirements of Law in or relating to Internet domain names; (e) design rights; (f) IP Ancillary Rights (including all IP Ancillary Rights related to any of the foregoing); and (g) any similar or equivalent rights to any of the foregoing anywhere in the world.

-84- “Intellectual Property Security Agreement” means “IP Security Agreement”, as such term is defined in the Security Agreement. “Intercompany Subordination Agreement” means, as the context dictates, one or both of: (a) that certain New York law-governed intercompany subordination agreement, dated as of the Tranche A Closing Date, among Borrower, its Subsidiaries party thereto from time to time and the Collateral Agent (for the benefit of Lenders and the other Secured Parties); and (b) that certain New York law-governed intercompany subordination agreement, dated as of the Tranche A Closing Date (or such later date as expressly permitted under Section 5.14), among Parent, Novocure Capital, Borrower, Subsidiaries of Borrower party thereto from time to time and the Collateral Agent (for the benefit of Lenders and the other Secured Parties). “Interest Date” means the last day of each calendar quarter, commencing with the last Business Day occurring in the calendar quarter during which the Tranche A Closing Date occurs. “Interest Period” means, (a) (i) with respect to the Tranche A Loan, the period commencing on (and including) the Tranche A Closing Date and ending on (and including) the first Interest Date following the Tranche A Closing Date, and (ii) with respect to the Tranche B Loan, the period commencing on (and including) the Tranche B Closing Date and ending on (and including) the first Interest Date following the Tranche B Closing Date, (iii) with respect to the Tranche C Loan, the period commencing on (and including) the Tranche C Closing Date and ending on (and including) the first Interest Date following the Tranche C Closing Date, and (iv) with respect to the Tranche D Loan, the period commencing on (and including) the Tranche D Closing Date and ending on (and including) the first Interest Date following the Tranche D Closing Date, and (b) thereafter, with respect to each Term Loan, each period beginning on (and including) the first day following the end of the preceding Interest Period and ending on the earlier of (and including) (x) the next Interest Date and (y) the Term Loan Maturity Date. “Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any contract or Requirements of Law in or relating to Internet domain names. “Inventory” means all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes all merchandise (including Product), materials (including raw materials), parts, components (including component materials and component raw materials), supplies, packing and shipping materials, work in process and finished products, technology (including software, systems, and solutions), and all elements needed to fulfill obligations related to Product under any Manufacturing Agreements including such inventory as is temporarily out of a Credit Party’s or Subsidiary’s custody or possession or in transit (prior to title having transferred) and including any returned goods and any documents of title representing any of the above. “Investment” means (a) any beneficial ownership interest in any Person (including Equity Interests), (b) any Acquisition or (c) the making of any advance, loan, extension of credit or capital contribution in or to, any Person. The amount of an Investment shall be the amount actually invested (which, in the case of any Investment by a Credit Party or any of its Subsidiaries constituting the contribution of an asset or property, shall be based on the good faith estimate of the fair market value of such asset or property at the time such Investment is made as reasonably determined in good faith by a Responsible Officer of such Credit Party), less the amount of cash received or returned for such Investment, without adjustment for subsequent increases or decreases in the value of such Investment or write-ups, write-downs or write-offs with respect thereto; provided that in no event shall such amount be less than zero. “IP Agreements” means, collectively, (a) those certain Intellectual Property Security Agreements entered into by and between Borrower or other Credit Party and the Collateral Agent, each dated as of the Tranche A Closing Date, and (b) any Intellectual Property Security Agreement entered into by and between any Credit Party and the Collateral Agent after the Tranche A Closing Date in accordance with the Loan Documents. “IP Ancillary Rights” means, with respect to any Copyright, Trademark, Patent, Software, trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how and operating manuals, all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect thereto, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all

-85- rights to obtain any other intellectual property right ancillary to any Copyright, Trademark, Patent, Software, trade secrets or trade secret rights. “IRC” means the Internal Revenue Code of 1986, as amended, or any successor statute. “IRS” is defined in Section 2.6(d)(i). “Israeli Data Protection Law” means, collectively, the Israeli Protection of Privacy Law, 5741-1981 (including any regulations promulgated thereunder), the Israeli Protection of Privacy (Data Security) Regulations, 5777-2017, the guidelines issued by the Israeli Privacy Protection Authority, the Israeli Basic Law: Human Dignity and Liberty, 5752-1992, the Israeli Patient’s Rights Law, 5756-1996; the directives and applicable circulars issued by the Israeli Ministry of Health relating to Secondary Use of Medical Data, and other Israeli statutes and regulations concerning protection of privacy, information security, or processing of personal data. “Israeli Laws” means all applicable statutes, rules and regulations implemented, administered or enforced by the Israeli Ministry of Health. “Japanese Laws” means all applicable statutes, rules and regulations implemented, administered or enforced by the MHLW and PMDA and implementing guidance documents (and any foreign equivalent). “Knowledge” means, with respect to any Person, the actual knowledge, after reasonable investigation, of the Responsible Officers of such Person; provided, that, with respect to Borrower, reasonable investigation means that Borrower has also affirmatively sought out information from other Credit Parties or their Subsidiaries and from Parent on the relevant subject matter if and to the extent relevant. “Lender” means each Person signatory hereto as a “Lender” and its successors and assigns. “Lender Expenses” means, collectively: (a) all reasonable and documented out-of-pocket fees and expenses of the Collateral Agent and, as applicable, each Lender (and their respective successors and assigns) and their respective Related Parties (including the reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel (it being agreed that such legal counsel fees, expenses and disbursements shall be limited to one primary legal counsel, one local legal counsel in each applicable jurisdiction and one intellectual property legal counsel (as and to the extent applicable) for the Collateral Agent, Lenders and Related Parties, taken as a whole and in the case of an actual or perceived conflict of interest, one additional legal counsel for such affected Indemnified Persons), manufacturing consultants or intellectual property experts (it being agreed that such consultant or expert fees, expenses and disbursements shall be limited to one such consultant and one such expert for the Collateral Agent, Lenders and such Related Parties, taken as a whole) therefor, (i) incurred in connection with developing, preparing, negotiating, syndicating, executing and delivering, and interpreting, investigating and administering, the Loan Documents (or any term or provision thereof), any commitment, proposal letter, letter of intent or term sheet therefor or any other document prepared in connection therewith, (ii) incurred in connection with the consummation and administration of any transaction contemplated therein, (iii) incurred in connection with the performance of any obligation or agreement contemplated therein, (iv) incurred in connection with any modification, amendment or restatement of any term or provision of, or any supplement to, or the termination (in whole or in part) of, any Loan Document, (v) incurred in connection with internal audit reviews and Collateral audits, or (vi) otherwise incurred with respect to the Credit Parties in connection with the Loan Documents, including any filing or recording fees and expenses; provided, however, that the payment by Borrower of the Lender Expenses incurred for U.S. legal counsel which are due and payable on the Tranche A Closing Date shall be calculated in accordance with the provisions of the Letter Agreement providing therefor; and (b) all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent and each Lender (and their respective successors and assigns) and their respective Related Parties (including the reasonable and documented out-of-pocket fees, expenses and disbursements of one primary legal counsel, one local legal counsel in each applicable jurisdiction and one intellectual property legal counsel (as and to the extent applicable) for the Collateral Agent, Lenders and Related Parties, taken as a whole and in the case of an actual or perceived

-86- conflict of interest, one additional legal counsel for such affected Indemnified Persons ) in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out,” (ii) the enforcement or protection or preservation of any right or remedy under any Loan Document, any Obligation, with respect to any of the Collateral or any other related right or remedy, or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any Insolvency Proceeding) related to any Credit Party or any Subsidiary of any Credit Party in respect of any Loan Document or Obligation, or otherwise in connection with any Loan Document or Obligation (or the response to and preparation for any subpoena or request for document production relating thereto). “Lender Transfer” is defined in Section 11.1(b). “Letter Agreement” means that certain agreement by and among Pharmakon Advisors, LP, Parent and Borrower dated April 4, 2024. “Lien” means a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind or assignment for security purposes, whether voluntarily incurred or arising by operation of law or otherwise against any property or assets. “Loan Documents” means, collectively, this Agreement, the Disclosure Letter, the Term Loan Notes, the Security Agreement, the IP Agreements, the Letter Agreement (to the extent referenced in this Agreement), the Perfection Certificates, any Control Agreement, any Collateral Access Agreement, any other Collateral Document (including the Luxembourg Security Agreements and the Swiss Security Documents), the Intercompany Subordination Agreements, any guaranties executed by a Guarantor in favor of the Collateral Agent for the benefit of Lenders and the other Secured Parties in connection with this Agreement, and any other present or future agreement between or among a Credit Party, the Collateral Agent and any Lender in connection with this Agreement, including in each case, for the avoidance of doubt, any annexes, exhibits or schedules thereto and any related ancillary documents, agreements, waivers or consents. “Luxembourg Account Pledge Agreement 1” means the Luxembourg account pledge agreement, between Borrower as pledgor and the Collateral Agent as pledgee. “Luxembourg Account Pledge Agreement 2” means the Luxembourg account pledge agreement between Novocure Capital as pledgor and the Collateral Agent as pledgee. “Luxembourg Party” means any Credit Party incorporated in Luxembourg. “Luxembourg Receivables Pledge Agreement 1” means the Luxembourg receivables pledge agreement, among Parent as pledgor, the Collateral Agent as pledgee and Borrower as company. “Luxembourg Receivables Pledge Agreement 2” means the Luxembourg receivables pledge agreement among Borrower as pledgor, the Collateral Agent as pledgee, and Novocure Capital and Novocure GmbH (Switzerland) as companies. “Luxembourg Security Agreements” means the Luxembourg Account Pledge Agreement 1, the Luxembourg Account Pledge Agreement 2, the Luxembourg Receivables Pledge Agreement 1, the Luxembourg Receivables Pledge Agreement 2, the Luxembourg Share Pledge Agreement 1 and the Luxembourg Share Pledge Agreement 2. “Luxembourg Share Pledge Agreement 1” means the Luxembourg share pledge agreement, among Parent as pledgor, the Collateral Agent as pledgee and Borrower as company. “Luxembourg Share Pledge Agreement 2” means the Luxembourg share pledge agreement among Borrower as pledgor, the Collateral Agent as pledgee and Novocure Capital as company.

-87- “Makewhole Amount” means the Tranche A Makewhole Amount, the Tranche B Makewhole Amount, the Tranche C Makewhole Amount or the Tranche D Makwehole Amount (as applicable) or any combination thereof, as the context dictates. “Managed Care Plans” means all health maintenance organizations, preferred provider organizations, individual practice associations, competitive medical plans and similar arrangements. “Manufacturing Agreement” means (a) any manufacturing or supply contract or agreement entered into by any Credit Party or any of its Subsidiaries with third parties for (i) the clinical or the commercial supply in the Territory of any Product for any indication or (ii) the commercial manufacture or in-bound supply of any raw materials or component(s) (including component raw materials and other component materials) incorporated into any Product (with the Manufacturing Agreements in effect as of the Effective Date being set forth in Schedule 12.1 of the Disclosure Letter), and (b) any future contract or agreement entered into after the Effective Date by any Credit Party or any of its Subsidiaries with third parties for (i) the clinical or commercial manufacture or in-bound supply in the Territory of Product for any indication or (ii) the commercial manufacture or in-bound supply of any raw materials or component(s) (including component raw materials and other component materials) incorporated into any Product. “Margin Stock” means “margin stock” within the meaning of Regulations U and X of the Federal Reserve Board as now and from time to time hereafter in effect. “Material Adverse Change” means any material adverse change in or material adverse effect on: (a) the business, operations, condition (financial or otherwise), properties or assets (including all or any portion of the Collateral), liabilities (actual or contingent, and including liabilities claimed by or on behalf of a Governmental Authority in an Adverse Proceeding), operations or performance of the Credit Parties, taken as a whole, since December 31, 2023; (b) without limiting the generality of clause (a) above, the rights or remedies of the Credit Parties, taken as a whole, in or related to the research, development, exclusivity, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory; (c) the ability of the Credit Parties, taken as a whole, to fulfill the payment or performance obligations under the Loan Agreement or any other Loan Document; (d) any ability of the Credit Parties, taken as a whole, to fulfill the payment or performance obligations under any Permitted Royalty Financing Document; (e) the binding nature or validity of, or the ability of the Collateral Agent or any Lender to enforce, any of the Loan Documents or any of its rights or remedies thereunder; or (f) the validity, perfection (except to the extent expressly permitted under the Loan Documents) or priority of Liens in favor of the Collateral Agent, for the benefit of Lenders and the other Secured Parties. “Material Contract” means any contract or other arrangement to which any Credit Party or any of its Subsidiaries is a party (other than the Loan Documents) or by which any of its assets or properties are bound, in each case, relating to any aspect of the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of the Product in the Territory, for which the breach of, default or nonperformance under, cancellation or termination of or the failure to renew could reasonably be expected to result in a Material Adverse Change. For the avoidance of doubt, each Manufacturing Agreement, each Company IP Agreement and each Permitted Royalty Financing Document is a Material Contract. “Medicaid” means the health care assistance program established by Title XIX of the SSA (42 U.S.C. 1396 et seq.). “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the SSA (42 U.S.C. 1395 et seq.). “Mortgage” means any deed of trust, leasehold deed of trust, mortgage, leasehold mortgage, deed to secure debt, leasehold deed to secure debt or other document creating a Lien on real estate or any interest in real estate. “Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA (a) to which Parent or its Subsidiaries or their respective ERISA Affiliates is then making or accruing an obligation to make contributions; (b) to which Parent or its Subsidiaries or their respective ERISA Affiliates has

-88- within the preceding five (5) plan years made contributions; or (c) with respect to which Parent or its Subsidiaries could incur material liability. “Novocure Capital” means Novocure Capital, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B205022 “Obligations” means, collectively, the Credit Parties’ obligations to pay when due any and all debts, principal, interest, Lender Expenses, the Additional Consideration, the Makewhole Amount, the Prepayment Premium and any other fees, expenses, indemnities and amounts any Credit Party owes any Lender or the Collateral Agent now or later, under this Agreement or any other Loan Document, including interest accruing after Insolvency Proceedings begin (whether or not allowed), and to perform Borrower’s duties under the Loan Documents. “OFAC” is defined in Section 4.18(c). “Operating Documents” means, collectively with respect to any Person such Person’s formation and constitutional documents as certified with the Secretary of State or other applicable Governmental Authority of such Person’s jurisdiction (other than with respect to any Luxembourg Party) of formation on a date that is no earlier than thirty (30) days prior to the date on which such documents are due to be delivered under this Agreement and, (a) if such Person is a corporation, its bylaws (or similar organizational regulations) in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), in each case, with all current amendments, restatements, supplements or modifications thereto. “ordinary course of business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, undertaken by such Person in good faith and not for purposes of evading any covenant, prepayment obligation or restriction in any Loan Document. “Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of a present or former connection (including present or former connection of its agents) between such Lender and the jurisdiction imposing such Tax (other than connections arising solely from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing, or similar levies or similar Taxes that arise from any payment made hereunder, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except (i) any such Taxes that are Other Connection Taxes imposed with respect to an assignment and (ii) any cost, loss or liability incurred in relation to Luxembourg stamp duty, registration and other similar Taxes which arise in respect of (i) any voluntary assignment, transfer, sub-participation or sub-contract of a Credit Party’s rights or obligations under any Loan Documents or (ii) any voluntary registration of any Loan Document by any Lender when such registration is not required to maintain, preserve, establish or enforce the rights of any Lender under the Loan Documents. “Parent” means Novocure Limited, a corporation organized and existing under the laws of Jersey and the direct owner of all of the Equity Interests in Borrower. “Participant Register” is defined in Section 11.1(d). “Patents” means all patents and patent applications (including any improvements, continuations, continuations-in-part, divisions, provisionals or any substitute applications), any patent issued with respect to any of the foregoing patent applications, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration

-89- patent or patent of addition based on any such patent, and all foreign and international counterparts of any of the foregoing. For the avoidance of doubt, patents and patent applications under this definition include all those filed with the U.S. Patent and Trademark Office or which could be nationalized in the United States. “Payment Date” means, with respect to the Term Loans and as the context dictates: (a) the first Interest Date occurring in the calendar quarter during which the Tranche A Closing Date occurs; (b) thereafter, each succeeding Interest Date; and (c) the Term Loan Maturity Date. “Patriot Act” is defined in Section 3.1(h). “PCI Cap” means, as of the date of the pricing of any Permitted Convertible Indebtedness or other date of determination, as applicable, an amount not to exceed $250,000,000 at any time; provided, however, that in any case (x) no Default or Event of Default has occurred and is continuing as of such date and (y) no Material Adverse Change or Withdrawal Event has occurred as of such date. “Perfection Certificate” is defined in Section 4.6. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” means any Acquisition, so long as: (a) no Default or Event of Default shall have occurred and be continuing as of, or could reasonably be expected to result from, the consummation of such Acquisition; (b) the properties or assets being acquired or licensed, or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, (i) the same or a related line of business as that then-conducted by Borrower or its Subsidiaries, or (ii) a line of business that is ancillary to and in furtherance of a line of business as that then-conducted by Borrower or its Subsidiaries; (c) in the case of an Asset Acquisition, the subject assets are being acquired or licensed by a Credit Party, and within the timeframes expressly set forth in Section 5.12 with respect to all assets constituting Collateral, such Credit Party shall have executed and delivered or authorized, as applicable, any and all security agreements, financing statements and any other documentation required by Section 5.12 or reasonably requested by the Collateral Agent, in order to include the newly acquired or licensed assets within the Collateral, as applicable, to the extent required by Section 5.12; (d) in the case of a Stock Acquisition, the subject Equity Interests are being acquired in such Acquisition directly or indirectly by a Credit Party, and such Credit Party shall have complied with its obligations under Section 5.13; and (e) any Indebtedness or Liens assumed in connection with such Acquisition are otherwise permitted under Section 6.4 or 6.5, respectively. “Permitted Convertible Indebtedness” means Indebtedness of Parent or Borrower having a feature which entitles the holder thereof in certain circumstances to convert or exchange all or a portion of such Indebtedness into Equity Interests in Partner or Borrower (or other securities or property following a merger event or other change of the common stock of Parent or Borrower), as applicable, cash or any combination of cash and such Equity Interests (or such other securities or property) based on the market price of such Equity Interests (or such other securities or property); provided, however, that (a) such Indebtedness shall be unsecured, (b) such Indebtedness shall not be guaranteed by, in the case of such Indebtedness of Parent, any Credit Party or any Subsidiary of a Credit Party, and in the case of such Indebtedness of Borrower, any Subsidiary of Borrower, (c) such Indebtedness shall bear interest at a rate per annum not to exceed four percent (4.0%), (d) such Indebtedness shall not include covenants and defaults (other than covenants and defaults customary for convertible indebtedness but not customary for loans, as determined by Parent or Borrower in its good faith judgment) that are, taken as a whole, more restrictive on the Credit Parties than the provisions of this Agreement (as determined by Parent or Borrower in its good faith judgment), (e) immediately

-90- prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing or could reasonably be expected to occur as a result therefrom (after giving effect to this Agreement), (f) such Indebtedness shall not (i) mature or be mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (ii) be redeemable at the option of the holder thereof, in whole or in part, (iii) provide for scheduled cash interest payments or (iv) provide for the scheduled payment of dividends or distributions in cash, in each case of the foregoing sub-clauses (i), (ii), (iii) and (iv), earlier than twelve (12) months after the Term Loan Maturity Date (it being understood, for the avoidance of doubt, that (w) a redemption right of Parent or Borrower in respect of such Indebtedness, (x) conversion rights of holders in respect of such Indebtedness, (y) acceleration rights of holders of such Indebtedness upon the occurrence of an event of default specified in the agreement governing such Indebtedness and (z) the obligation to pay customary amounts to holders of such Indebtedness in connection with a “change of control” or similar event, in each case, shall not be considered in connection with the determination of scheduled maturity date for purposes of this clause (f)); and (g) Borrower shall have delivered to the Collateral Agent a certificate of a Responsible Officer of Borrower certifying as to the foregoing clauses (a) through (f) with respect to any such Indebtedness. “Permitted Distributions” means, in each case subject to Section 6.8 if applicable: (a) dividends, distributions or other payments by any Wholly-Owned Subsidiary on its Equity Interests to, or the redemption, retirement or purchase by any Wholly-Owned Subsidiary of its Equity Interests from, Borrower or any other Wholly-Owned Subsidiary; (b) dividends, distributions or other payments by any non-Wholly-Owned Subsidiary on its Equity Interests to, or the redemption, retirement or purchase by any non-Wholly-Owned Subsidiary of its Equity Interests from, Borrower or any other Subsidiary or each other owner of such non-Wholly-Owned Subsidiary’s Equity Interests based on their relative ownership interests of the relevant class of such Equity Interests; (c) redemptions by Borrower in whole or in part any of its Equity Interests for another class of its Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests; (d) any such payments arising from a Permitted Acquisition or other Permitted Investment by Borrower or any of its Subsidiaries; (e) the payment of dividends by Borrower solely in non-cash pay and non-redeemable capital stock (including, for the avoidance of doubt, dividends and distributions payable solely in Equity Interests); (f) cash payments in lieu of the issuance of fractional shares arising out of stock dividends, splits or combinations or in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests; (g) in connection with any Acquisition or other Investment by Borrower or any of its Subsidiaries, (i) the receipt or acceptance of the return to Borrower or any of its Subsidiaries of Equity Interests of Borrower constituting a portion of the purchase price consideration in settlement of indemnification claims, or as a result of a purchase price adjustment (including earn-outs or similar obligations) and (ii) payments or distributions to equity holders pursuant to appraisal rights required under Requirements of Law; (h) the distribution of rights pursuant to any shareholder rights plan or the redemption of such rights for nominal consideration in accordance with the terms of any shareholder rights plan; (i) dividends, distributions or payments on its Equity Interests by any Subsidiary to any Credit Party; (j) dividends, distributions or payments on its Equity Interests by any Subsidiary that is not a Credit Party to any other Subsidiary that is not a Credit Party;

-91- (k) purchases of Equity Interests of Borrower or its Subsidiaries in connection with the exercise of stock options by way of cashless exercise, or in connection with the satisfaction of withholding tax obligations; (l) issuance to directors, officers, employees or contractors of Borrower of common stock of Borrower upon the vesting of restricted stock, restricted stock units, or other rights to acquire common stock of Borrower pursuant to plans or agreements approved by Borrower’s Board of Directors or stockholders; (m) the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Borrower or any of its Subsidiaries held by any future, present or former employee, consultant, officer or director (or spouse, ex-spouse or estate of any of the foregoing or trust for the benefit of any of the foregoing or any lineal descendants thereof) of Borrower or any of its Subsidiaries pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, or any stock subscription or shareholder agreement or employment agreement; provided, however, that the aggregate payments made under this clause (m) do not exceed in any calendar year the sum of (i) $3,000,000 plus (ii) the amount of any payments received in such calendar year under key-man life insurance policies; (n) the prepayment, payment when due, repurchase, redemption, conversion, exchange or other acquisition or retirement or Indebtedness under the 2025 Convertible Notes and the indenture related thereto; (o) intercompany distributions of cash or Cash Equivalents made by Borrower or any of its Subsidiaries to Parent that: (i) are contemporaneously reinvested in Borrower or any of its Subsidiaries, provided, that, in each case such reinvestment constitutes a Permitted Investment; or (ii) are used to prepay, pay when due, repurchase, redeem, convert, exchange or otherwise acquire or retire any Indebtedness under the 2025 Convertible Notes; and (p) dividends or distributions on its Equity Interests by Borrower payable solely in additional shares of its common stock within sixty (60) days after the date of declaration thereof. “Permitted Indebtedness” means: (a) Indebtedness of the Credit Parties to Secured Parties under this Agreement and the other Loan Documents; (b) Indebtedness existing on the Effective Date, including Indebtedness owed to or by Parent by or to any Credit Party, and shown on Schedule 12.2 of the Disclosure Letter; (c) (i) Indebtedness incurred to finance the purchase, construction, repair, or improvement of fixed assets and (ii) Capital Lease Obligations; provided, however, that all such Indebtedness and Capital Lease Obligations do not exceed $25,000,000 in the aggregate at any time outstanding; (d) unsecured Indebtedness in connection with corporate credit cards, purchasing cards or bank card products; (e) guarantees of Permitted Indebtedness; (f) Indebtedness assumed in connection with any Permitted Acquisition or Permitted Investment, so long as such Indebtedness (i) was not incurred in connection with, or in anticipation of, such Acquisition or Investment and (ii) is at all times Subordinated Debt; (g) Indebtedness of Borrower or any of its Subsidiaries with respect to letters of credit outstanding and secured solely by cash or Cash Equivalents entered into in the ordinary course of business; (h) Indebtedness owed: (i) by a Credit Party to another Credit Party; (ii) by a Subsidiary of Borrower that is not a Credit Party to another Subsidiary of Borrower that is not a Credit Party; (iii) by a Credit Party to a Subsidiary of Borrower that is not a Credit Party; or (iv)(A) by a Subsidiary of Borrower that is not a Credit Party to a Credit Party as of the Effective Date and shown on Schedule 12.3 of the Disclosure Letter, and (B) by a Subsidiary

-92- of Borrower that is not a Credit Party to a Credit Party as of any time after the Effective Date, not to exceed $10,000,000 in the aggregate at any time outstanding in addition to the amounts specified in clause (iv)(A) and (C) by Novocure Capital to a Credit Party as of any time after the Effective Date solely for the direct purpose of financing inventory-related working capital requirements, not to exceed $40,000,000 in the aggregate among any and all such Credit Parties at any time outstanding in addition to the amounts specified in sub-clause (iv)(A) above; (i) Indebtedness consisting of Contingent Obligations described in clause (a) of the definition thereof: (i) of a Credit Party of Permitted Indebtedness of another Credit Party (or obligations that do not constitute Indebtedness hereunder and are not prohibited hereunder); (ii) of a Subsidiary of Borrower which is not a Credit Party of Permitted Indebtedness (or obligations that do not constitute Indebtedness hereunder and are not prohibited hereunder) of another Subsidiary of Borrower which is not a Credit Party; (iii) of a Subsidiary of Borrower which is not a Credit Party of Permitted Indebtedness (or obligations that do not constitute Indebtedness hereunder and are not prohibited hereunder) of a Credit Party; or (iv) of a Credit Party of Permitted Indebtedness (or obligations that do not constitute Indebtedness hereunder and are not prohibited hereunder) of a Subsidiary of Borrower which is not a Credit Party not to exceed $10,000,000 in the aggregate at any time outstanding; (j) Indebtedness consisting of Contingent Obligations described in clause (b) of the definition thereof, not to exceed $5,000,000 in the aggregate at any time outstanding, incurred in connection with any Permitted Acquisition, Permitted Transfer, Permitted Investment or any in-licensing or any collaboration, co-promotion or co- marketing arrangement; (k) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) of Borrower after the Effective Date, or Indebtedness of any Person that is assumed after the Effective Date by any Subsidiary in connection with an acquisition of assets by such Subsidiary; provided that such Indebtedness is at all times Subordinated Debt; (l) (i) Indebtedness with respect to workers’ compensation claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations or (ii) Indebtedness related to employee benefit plans, including annual employee bonuses, accrued wage increases and 401(k) plan matching obligations; in each case, incurred in the ordinary course of business consistent with past practice; (m) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations arising in the ordinary course of business consistent with past practice; (n) Indebtedness in respect of netting services, overdraft protection and other cash management services, in each case in the ordinary course of business consistent with past practice; (o) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business consistent with past practice; (p) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Credit Party in the ordinary course of business consistent with past practice; (q) unsecured Indebtedness incurred in connection with any items of Permitted Distributions in clause (m) of the definition of Permitted Distributions; (r) Subordinated Debt, not to exceed $5,000,000 in the aggregate at any time outstanding; (s) (i) Indebtedness under the 2025 Convertible Notes and disclosed on Schedule 12.2 of the Disclosure Letter; and (ii) Permitted Convertible Indebtedness in an aggregate amount not to exceed at any time the PCI Cap, provided, however, that, notwithstanding anything herein to the contrary, no Permitted Convertible Indebtedness created, incurred or assumed by Parent or Borrower shall be (or shall be deemed to be) Permitted Indebtedness hereunder unless and until, as of the date of such creation, incurrence or assumption, (x) any and all Indebtedness

-93- under the 2025 Convertible Notes and the indenture relating thereto have been repaid or prepaid in full, and (y) the Trailing Annual Net Revenue as of such date exceeds $750,000,000; (t) Indebtedness under any (i) Hedging Agreements existing as of the Effective Date and disclosed on Schedule 12.2 of the Disclosure Letter, (ii) unsecured Hedging Agreements entered into after the Tranche A Closing Date for hedging and not speculative purposes, and (ii) Hedging Agreements entered into after the Tranche A Closing Date with respect to interest rates that are secured only by cash or Cash Equivalents and entered into for hedging and not speculative purposes; and (u) subject to the proviso immediately below, extensions, refinancings, modifications, amendments, restatements and, in the case of any items of Permitted Indebtedness in clause (b) of the definition of Permitted Indebtedness or Permitted Indebtedness constituting notes governed by an indenture, exchanges, of any items of Permitted Indebtedness in clauses (a) through (s) above, provided, that in the case of clauses (b), (f) and (s) above, the principal amount thereof is not increased (other than by any reasonable amount of premium (if any), interest (including post-petition interest), fees, expenses, charges or additional or contingent interest reasonably incurred in connection with the same and the terms thereof. Notwithstanding the foregoing or anything in this Agreement to the contrary, except with respect to any Permitted Royalty Financing Document, (x) no direct or indirect synthetic royalty or similar financing transaction involving the sale of revenues or royalties entered into after the Effective Date, and (y) except to the extent incurred in connection with any Permitted Acquisitions, Permitted Investments, in-licensing agreements or any collaboration, co-promotion or co-marketing arrangements, no Indebtedness constituting royalty payments or sales milestones based on net sales that is created, incurred, assumed or guaranteed after the Effective Date, in each case of clause (x) or (y) above, directly or indirectly by Parent or any of its Affiliates, shall in any instance be permitted under this Agreement without the prior written consent of the Collateral Agent or the Required Lenders. “Permitted Investments” means: (a) Investments (including Investments in Parent and Subsidiaries) existing on the Effective Date and shown on Schedule 12.3 of the Disclosure Letter, and any extensions, renewals or reinvestments thereof; (b) Investments consisting of cash and Cash Equivalents; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business consistent with past practice; (d) subject to Section 5.5, Investments consisting of deposit accounts or securities accounts; (e) Investments in connection with Permitted Transfers; (f) Investments consisting of (i) travel advances and employee relocation loans and other employee advances in the ordinary course of business consistent with past practice, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors; (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business consistent with past practice; (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business consistent with past practice; provided that this clause (h) shall not apply to Investments of any Credit Party in any of its Subsidiaries; (i) joint ventures or strategic alliances consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support;

-94- (j) Investments (i) required in connection with a Permitted Acquisition (including the formation of any Subsidiary for the purpose of effectuating such Permitted Acquisition, the capitalization of such Subsidiary whether by capital contribution or intercompany loans, in each case, to the extent otherwise permitted by the terms of this Agreement, related Investments in Subsidiaries necessary to consummate such Permitted Acquisition, and the receipt of any non-cash consideration in a Permitted Acquisition), and (ii) consisting of earnest money deposits required in connection with a Permitted Acquisition or other acquisition of properties or assets not otherwise prohibited hereunder; (k) Investments constituting the formation of any Subsidiary for the purpose of consummating a merger or acquisition transaction permitted by Section 6.3(a)(i) through (iv) hereof, which such transaction is otherwise a Permitted Investment; (l) Investments of any Person that (i) becomes a Subsidiary of Borrower (or of any Person not previously a Subsidiary of Borrower that is merged or consolidated with or into a Subsidiary of Borrower in a transaction permitted hereunder) after the Effective Date, or (ii) are assumed after the Effective Date by any Subsidiary of Borrower in connection with an acquisition of assets from such Person by such Subsidiary, in either case, in a Permitted Acquisition; provided, that in each case, any such Investment (w) does not constitute Indebtedness of such Person, (x) exists at the time such Person becomes a Subsidiary of Borrower (or is merged or consolidated with or into a Subsidiary of Borrower) or such assets are acquired, (y) was not made in contemplation of or in connection with such Person becoming a Subsidiary of Borrower (or merging or consolidating with or into a Subsidiary of Borrower) or such acquisition of assets, and (z) could not reasonably be expected to result in a Default or an Event of Default; (m) Investments arising as a result of the licensing of Intellectual Property in the ordinary course of business consistent with past practice and not prohibited hereunder; (n) Investments by: (i) any Credit Party in any other Credit Party; (ii) any Subsidiary of Borrower which is not a Credit Party in another Subsidiary of Borrower which is not a Credit Party; (iii) any Subsidiary of Borrower which is not a Credit Party in any Credit Party; and (iv)(A) any Credit Party in Parent or a Subsidiary of Parent which is not a Credit Party as of the Effective Date and shown on Schedule 12.3 of the Disclosure Letter, and (B) any Credit Party in Parent or a Subsidiary of Parent which is not a Credit Party as of any time after the Effective Date not to exceed $20,000,000 in the aggregate among all such Credit Parties at any time outstanding in addition to the amount specified in sub-clause (iv)(A) above; (o) Investments in respect of (i) Hedging Agreements existing as of the Effective Date and disclosed on Schedule 12.2 of the Disclosure Letter, (ii) unsecured Hedging Agreements entered into after the Tranche A Closing Date for hedging and not speculative purposes, and (ii) Hedging Agreements entered into after the Tranche A Closing Date with respect to interest rates that are secured only by cash or Cash Equivalents and entered into for hedging and not speculative purposes; (p) Repurchases of capital stock of Borrower or any of its Subsidiaries deemed to occur upon the exercise of options, warrants or other rights to acquire capital stock of Borrower or such Subsidiary solely to the extent that shares of such capital stock represent a portion of the exercise price of such options, warrants or such rights; and (q) Investments consisting of acquisitions of assets from third parties in the ordinary course of business consistent with past practice, including inventory, raw materials, vehicles, equipment, office supplies, software and other similar assets; provided, however, that, none of the foregoing Investments shall be a “Permitted Investment” if any Indebtedness or Liens assumed in connection with such Investment are not otherwise permitted under Section 6.4 or 6.5, respectively. “Permitted Licenses” means, collectively: (a) licenses pursuant to any Manufacturing Agreement or otherwise with a contract manufacturer, in each case solely with respect to the services provided under such agreement; (b) any non-exclusive licenses with respect to any research and development; and (c) any intercompany license or other similar arrangement among Credit Parties and Subsidiaries. Notwithstanding the foregoing or any other

-95- provision of this Agreement, no Excluded License entered into after the Tranche A Closing Date shall be a “Permitted License” hereunder without the prior written consent of the Collateral Agent or the Required Lenders (not to be unreasonably withheld). “Permitted Liens” means: (a) Liens in favor and for the benefit of any Lender and the other Secured Parties securing the Obligations pursuant to any Loan Document; (b) Liens existing on the Effective Date and set forth on Schedule 12.4 of the Disclosure Letter; (c) Liens for Taxes, assessments or governmental charges which (i) are not yet due and payable or (ii) if due and payable, are being contested in good faith and by appropriate proceedings; provided, that, in each case adequate reserves therefor have been set aside on the books of the applicable Person and maintained in conformity with GAAP; (d) pledges or deposits made in the ordinary course of business (other than Liens imposed by ERISA) in connection with workers’ compensation, payroll taxes, unemployment insurance, old-age pensions, or other similar social security legislation, (ii) pledges or deposits made in the ordinary course of business consistent with past practice securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Borrower or any of its Subsidiaries, (iii) subject to Section 6.2(b), statutory or common law Liens of landlords, and (iv) pledges or deposits to secure performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature, in each case other than for borrowed money and entered into in the ordinary course of business consistent with past practice; (e) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under either Section 7.4 or Section 7.7; (f) Liens (including the right of set-off) in favor of banks or other financial institutions incurred on deposits made in accounts held at such institutions in the ordinary course of business; provided that such Liens (i) are not given in connection with the incurrence of any Indebtedness, (ii) relate solely to obligations for administrative and other banking fees and expenses incurred in the ordinary course of business in connection with the establishment or maintenance of such accounts and (iii) are within the general parameters customary in the banking industry; (g) Liens that are contractual rights of set-off (i) relating to pooled deposit or sweep accounts of Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business consistent with past practice or (ii) relating to purchase orders and other agreements entered into with customers of Borrower or any of its Subsidiaries in the ordinary course of business consistent with past practice; (h) Liens solely on any cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any Permitted Acquisition, Permitted Investment or other acquisition of assets or properties not otherwise prohibited under this Agreement; (i) Liens existing on assets or properties at the time of its acquisition or existing on the assets or properties of any Person at the time such Person becomes a Subsidiary of Borrower, in each case after the Effective Date; provided that (i) neither such Lien was created nor the Indebtedness secured thereby was incurred in contemplation of such acquisition or such Person becoming a Subsidiary of Borrower, (ii) such Lien does not extend to or cover any other assets or properties (other than the proceeds or products thereof and other than after-acquired assets or properties subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that requires, pursuant to its terms and conditions in effect at such time, a pledge of after-acquired assets or properties, it being understood that such requirement shall not be permitted to apply to any assets or properties to which such requirement would not have applied but for such

-96- acquisition), (iii) the Indebtedness and other obligations secured thereby is permitted under Section 6.4 hereof and (iv) such Liens are of the type otherwise permitted under Section 6.5 hereof; (j) Liens securing Indebtedness permitted under clause (c)(i) of the definition of Permitted Indebtedness (including any extensions, refinancings, modifications, amendments or restatements of such Indebtedness permitted under clause (s) of the definition of Permitted Indebtedness); provided, that such Lien does not extend to or cover any assets or properties other than those described in clause (c)(i) of the definition of Permitted Indebtedness; (k) servitudes, easements, rights-of-way, restrictions and other similar encumbrances on real property imposed by Requirements of Law and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor defects or other irregularities in title which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Credit Party or any Subsidiary of any Credit Party; (l) to the extent constituting a Lien, escrow arrangements securing indemnification obligations associated with any Permitted Acquisition or Permitted Investment; (m) licenses, sublicenses, leases or subleases of personal property (other than relating to Intellectual Property) granted to third parties in the ordinary course of business consistent with past practice, in each case which do not interfere in any material respect with the operations of the business of any Credit Party or any of its Subsidiaries and do not prohibit granting the Collateral Agent a security interest therein for the benefit of the Lenders and other Secured Parties; (n) Liens on cash or Cash Equivalents pledged to secure Indebtedness in the form of letters of credit; (o) Liens on any properties or assets of Borrower or any of its Subsidiaries which do not constitute Collateral under the Loan Documents, other than (i) any Company IP that does not constitute Collateral under the Loan Documents but is related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of the Product in the Territory and (ii) Equity Interests of any Subsidiary; (p) Liens on any properties or assets of Borrower or any of its Subsidiaries imposed by law or regulation which were incurred in the ordinary course of business, including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, contractors’, suppliers of materials’, architects’ and repairmen’s Liens, and other similar Liens arising in the ordinary course of business consistent with past practice; provided that such Liens (i) do not materially detract from the value of such properties or assets subject thereto or materially impair the use of such properties or assets subject thereto in the operations of the business of Borrower or such Subsidiary or (ii) are being contested in good faith by appropriate proceedings, which conclusively operate to stay the sale or forfeiture of any portion of such properties or assets subject thereto and for which adequate reserves have been set aside on the books of the applicable Person and maintained in conformity with GAAP, if required; (q) backup or precautionary security interests with respect to Permitted Royalty Financings, in form and substance acceptable to the Collateral Agent; and (q) subject to the provisos immediately below, the modification, replacement, extension or renewal of the Liens described in clauses (a) through (p) above; provided, however, that any such modification, replacement, extension or renewal must (i) be limited to the assets or properties encumbered by the existing Lien (and any additions, accessions, parts, improvements and attachments thereto and the proceeds thereof) and (ii) not increase the principal amount of any Indebtedness secured by the existing Lien (other than by any reasonable premium or other reasonable amount paid and fees and expenses reasonably incurred in connection therewith); provided, further, that to the extent any of the Liens described in clauses (a) through (p) above secure Indebtedness of a Credit Party, such Liens, and any such modification, replacement, extension or renewal thereof, shall constitute Permitted Liens if and only to the extent that such Indebtedness is permitted under Section 6.4 hereof.

-97- “Permitted Negative Pledges” means: (a) prohibitions or limitations with regard to specific properties or assets encumbered by Permitted Liens, if and only to the extent each such prohibition or limitation applies only to such properties or assets; (b) prohibitions or limitations set forth in any lease, license or other similar agreement entered into in the ordinary course of business and not prohibited hereunder; (c) prohibitions or limitations relating to Permitted Indebtedness, in the case of each such agreement if and only to the extent such prohibitions or limitations, taken as a whole, are not materially more restrictive than the prohibitions and limitations set forth in this Agreement and the other Loan Documents, taken as a whole (as reasonably determined by a Responsible Officer of Borrower in good faith); (d) customary provisions restricting assignments, subletting, sublicensing or other transfer of properties or assets subject thereto set forth in leases, subleases, licenses and other similar agreements that are not otherwise prohibited under this Agreement or any other Loan Document, if and only to the extent each such restriction applies only to the properties or assets subject to such leases, subleases, licenses or agreements, and customary provisions restricting assignment, pledges or transfer of any agreement entered into in the ordinary course of business consistent with past practice; (e) prohibitions or limitations imposed by Requirements of Law; (f) prohibitions or limitations that exist as of the Effective Date under Indebtedness existing on the Effective Date; (g) customary prohibitions or limitations arising in connection with any Permitted Transfer or contained in any agreement relating to any Permitted Transfer pending the consummation of such Permitted Transfer; (h) customary provisions in shareholders’ agreements, joint venture agreements, organizational documents or similar binding agreements relating to, or any agreement evidencing Indebtedness of, any joint venture entity or non-Wholly-Owned Subsidiary and applicable solely to such joint venture entity or non-Wholly-Owned Subsidiary and the Equity Interests issued thereby; (i) customary net worth provisions set forth in real property leases entered into by Subsidiaries of Borrower, so long as such net worth provisions could not reasonably be expected to impair the ability of Borrower or its Subsidiaries to meet their ongoing obligations (as reasonably determined by a Responsible Officer of Borrower in good faith); (j) customary net worth provisions set forth in customer agreements entered into in the ordinary course of business consistent with past practice that are not otherwise prohibited under this Agreement or any other Loan Document, so long as such net worth provisions could not reasonably be expected to impair the ability of Borrower or its Subsidiaries to meet their ongoing obligations (as reasonably determined by a Responsible Officer of Borrower in good faith); (k) restrictions on cash or other deposits (including escrowed funds) imposed by agreements entered into in the ordinary course of business consistent with past practice that are not otherwise prohibited under this Agreement or any other Loan Document; (l) prohibitions or limitations set forth in any agreement in effect at the time any Person becomes a Subsidiary (but not any amendment, modification, restatement, renewal, extension, supplement or replacement expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary and each such prohibition or limitation does not apply to Borrower or any other Subsidiary (other than such Person and any other Person that is a Subsidiary of such first Person at the time such first Person becomes a Subsidiary);

-98- (m) prohibitions or limitations imposed by any Loan Document; (n) customary provisions set forth in joint venture agreements or agreements governing minority investments that are not otherwise prohibited under this Agreement or any other Loan Document, if and only to the extent each such prohibition or limitation applies only to the joint venture entity or minority investment that is the subject of such agreement; (o) limitations imposed with respect to any license acquired in a Permitted Acquisition; (p) customary provisions restricting assignments or other transfer of properties or assets subject thereto set forth in any agreement entered into in the ordinary course of business consistent with past practice, if and only to the extent each such restriction applies only to the properties or assets subject to such agreement; (q) prohibitions or limitations imposed by any agreement evidencing any Permitted Indebtedness of the type described in clause (c) of the definition of Permitted Indebtedness; and (r) prohibitions or limitations imposed by any amendments, modifications, restatements, renewals, extensions, supplements or replacements of any of the agreements referred to in clauses (a) through (p) above, except to the extent that any such amendment, modification, restatement, renewal, extension, supplement or replacement expands the scope of any such prohibition or limitation. “Permitted Royalty Financing” means any direct or indirect royalty or similar financing (including any royalty sale or any synthetic royalty financing) for the sale of revenues or royalties relating to: (a) Product other than Optune Gio or any Product for the treatment of glioblastoma multiforme (“Non- GBM Product”), entered into after the Tranche A Closing Date; provided, that such royalty or similar financing(s) shall not exceed ten percent (10.0%) of the annual Product Net Sales of Non-GBM Product in the Territory, individually or together with any other Permitted Royalty Financings with respect to such Non-GBM Product, in each case as permitted hereunder; or (b) Optune Gio and any Product for the treatment of glioblastoma multiforme (“GBM Product”), entered into after the date on which Parent receives positive PANOVA-3 pancreatic data; provided that such royalty or similar financing(s) shall not exceed five (5.0%) of the annual Product Net Sales of such GBM Product in the Territory, individually or together with any other Permitted Royalty Financings with respect to such GBM Product, in each case as permitted hereunder; provided, however, that such royalty or similar financing (w) is structured as a “true sale” of revenues or royalties (and not as a lending transaction or the grant of a security interest in such revenues or royalties (other than a customary back-up security interest in form and substance acceptable to the Collateral Agent)), (x) does not obligate Parent, Borrower or any of their respective Subsidiaries to make any payment relating to a change of control, any late or overdue payments in excess of shortfalls discovered through an audit, any fees or interest payments with respect to any such shortfalls, or any fees relating to the termination of such royalty or similar financing, (y) does not require Parent, Borrower or any of their respective Subsidiaries to make any advance payment before such payment is due and payable, any prepayment or accelerated payment of any royalty payments or similar payments owed under the terms of such royalty or similar financing, or any minimum amount payment in the form of a true up, and (z) shall be subject to a subordination, intercreditor or other similar agreement in form and substance acceptable to the Collateral Agent (which agreement shall include turnover provisions that are satisfactory to the Collateral Agent). “Permitted Royalty Financing Documents” means the documents governing or evidencing any Permitted Royalty Financing. “Permitted Subsidiary Distribution Restrictions” means, in each case notwithstanding Section 6.8: (a) prohibitions or limitations with regard to specific properties or assets encumbered by Permitted Liens, if and only to the extent each such prohibition or limitation applies only to such properties or assets;

-99- (b) prohibitions or limitations set forth in any lease, license or other similar agreement entered into in the ordinary course of business; (c) prohibitions or limitations relating to Permitted Indebtedness, in the case of each such agreement if and only to the extent such prohibitions or limitations, taken as a whole, are not materially more restrictive than the prohibitions and limitations set forth in this Agreement and the other Loan Documents, taken as a whole (as reasonably determined by a Responsible Officer of Borrower in good faith); (d) customary provisions restricting assignments, subletting, sublicensing or other transfer of properties or assets subject thereto set forth in leases, subleases, licenses and other similar agreements that are not otherwise prohibited under this Agreement or any other Loan Document, if and only to the extent each such restriction applies only to the properties or assets subject to such leases, subleases, licenses or agreements, and customary provisions restricting assignment, pledges or transfer of any agreement entered into in the ordinary course of business consistent with past practice; (e) prohibitions or limitations on the transfer or assignment of any properties, assets or Equity Interests set forth in any agreement entered into in the ordinary course of business consistent with past practice that is not otherwise prohibited under this Agreement or any other Loan Document, if and only to the extent each such prohibition or limitation applies only to such properties, assets or Equity Interests; (f) prohibitions or limitations imposed by Requirements of Law; (g) prohibitions or limitations that exist as of the Effective Date under Indebtedness existing on the Effective Date; (h) customary prohibitions or limitations arising in connection with any Permitted Transfer or contained in any agreement relating to any Permitted Transfer pending the consummation of such Permitted Transfer; (i) customary provisions in shareholders’ agreements, joint venture agreements, organizational documents or similar binding agreements relating to, or any agreement evidencing Indebtedness of, any joint venture entity or non-Wholly-Owned Subsidiary and applicable solely to such joint venture entity or non-Wholly-Owned Subsidiary and the Equity Interests issued thereby; (j) customary net worth provisions set forth in real property leases entered into by Subsidiaries of Borrower, so long as such net worth provisions could not reasonably be expected to impair the ability of Borrower or its Subsidiaries to meet their ongoing obligations (as reasonably determined by a Responsible Officer of Borrower in good faith); (k) customary net worth provisions set forth in customer agreements entered into in the ordinary course of business consistent with past practice that are not otherwise prohibited under this Agreement or any other Loan Document, so long as such net worth provisions could not reasonably be expected to impair the ability of Borrower or its Subsidiaries to meet their ongoing obligations (as reasonably determined by a Responsible Officer of Borrower in good faith); (l) restrictions on cash or other deposits (including escrowed funds) imposed by agreements entered into in the ordinary course of business consistent with past practice that are not otherwise prohibited under this Agreement or any other Loan Document; (m) prohibitions or limitations set forth in any agreement in effect at the time any Person becomes a Subsidiary (but not any amendment, modification, restatement, renewal, extension, supplement or replacement expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary and each such prohibition or limitation does not apply to Borrower or any other Subsidiary (other than such Person and any other Person that is a Subsidiary of such first Person at the time such first Person becomes a Subsidiary);

-100- (n) prohibitions or limitations imposed by any Loan Document or by any Permitted Royalty Financing Document; (o) customary provisions set forth in joint venture agreements or agreements governing minority investments that are not otherwise prohibited under this Agreement or any other Loan Document, if and only to the extent each such prohibition or limitation applies only to the joint venture entity or minority investment that is the subject of such agreement; (p) customary provisions restricting assignments or other transfer of properties or assets subject thereto set forth in any agreement entered into in the ordinary course of business consistent with past practice, if and only to the extent each such restriction applies only to the properties or assets subject to such agreement; (q) prohibitions or limitations imposed by any agreement evidencing any Permitted Indebtedness of the type described in clause (c) of the definition of Permitted Indebtedness; and (r) prohibitions or limitations imposed by any amendments, modifications, restatements, renewals, extensions, supplements or replacements of any of the agreements referred to in clauses (a) through (p) above, except to the extent that any such amendment, modification, restatement, renewal, extension, supplement or replacement expands the scope of any such prohibition or limitation. “Permitted Transfers” means: (a) Transfers of any properties or assets which do not constitute Collateral under the Loan Documents, other than any Company IP that does not constitute Collateral under the Loan Documents but is related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of any Product in the Territory; (b) Transfers of Inventory in the ordinary course of business consistent with past practice; (c) Transfers of surplus, damaged, worn out or obsolete equipment or immaterial property or assets that is, in the reasonable judgment of a Responsible Officer of Borrower exercised in good faith, no longer economically practicable to maintain or useful in the ordinary course of business consistent with past practice, and Transfers of other properties or assets in lieu of any pending or threatened institution of any proceedings for the condemnation or seizure of such properties or assets or for the exercise of any right of eminent domain; (d) Transfers made in connection with Permitted Liens, Permitted Acquisitions or Permitted Investments; (e) Transfers of cash and Cash Equivalents in the ordinary course of business for equivalent value and in a manner that is not prohibited under this Agreement or the other Loan Documents; (f) Transfers (i) between or among Credit Parties, provided that, with respect to any properties or assets constituting Collateral under the Loan Documents, any and all steps as may be required to be taken in order to create and maintain a first priority security interest in and Lien upon such properties and assets in favor of the Collateral Agent for the benefit of Lenders and the other Secured Parties, including as required pursuant to Section 5.12, are taken contemporaneously with the completion of any such Transfer, and (ii) between or among non-Credit Parties; (g) the sale or issuance of Equity Interests of any Subsidiary of Borrower to any Credit Party or Subsidiary, provided, that any such sale or issuance by a Credit Party shall be to another Credit Party; (h) the discount without recourse or sale or other disposition of unpaid and overdue accounts receivable arising in the ordinary course of business consistent with past practice in connection with the compromise, collection or settlement thereof and not part of a financing transaction;

-101- (i) any abandonment, cancellation, non-renewal or discontinuance of use or maintenance of Company IP that a Responsible Officer of Borrower reasonably determines in good faith (i) is no longer economically practicable to maintain or useful in the ordinary course of business consistent with past practice and that (ii) could not reasonably be expected to be adverse to the rights, remedies and benefits available to, or conferred upon, the Collateral Agent or any Lender under any Loan Document in any material respect; (j) notwithstanding clause (a) above, Transfers by Borrower or any of its Subsidiaries pursuant to any Permitted License; (k) intercompany licenses or grants of rights of distribution, co-promotion or similar commercial rights between or among the Credit Parties, or between or among the Credit Parties and Subsidiaries that are not Credit Parties, entered into prior to the Effective Date and shown on Schedule 12.5 of the Disclosure Letter, and renewals, replacements and extensions thereof (including additional licenses or grants in relation to new territories) on comparable terms in the ordinary course of business consistent with past practice; (l) intercompany Transfers of cash or Cash Equivalents made by Borrower or any of its Subsidiaries to Parent that: (i) are contemporaneously reinvested in Borrower or any of its Subsidiaries, provided, that, in each case such reinvestment constitutes a Permitted Investment hereunder (other than pursuant to clause (b) or clause (e) of the definition thereof) and, provided, further, such intercompany distributions made by Borrower or any other Credit Party to Parent that are contemporaneously reinvested must be reinvested in Borrower or any other Credit Party; or (ii) are used to prepay, pay when due, repurchase, redeem, convert, exchange or otherwise acquire or retire any Indebtedness under the 2025 Convertible Notes; and (m) Transfers consisting of the sale of revenues or royalties entered into after the Tranche A Closing Date in connection with any Permitted Royalty Financing Document. “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency. “Personal Data” means information protected as “personal data,” “personal information,” “personally identifiable information,” “protected health information,” “medical information,” “health information,” “sensitive information,” “identifiable private information,” “bulk sensitive personal data,” “United States government-related data,” or any similar terms under applicable Data Protection Laws, including customer, consumer, patient, clinical trial participant and employee information collected, created, received, maintained, stored, transmitted, or otherwise processed by or for Parent or any of its Subsidiaries. For the avoidance of doubt, “Personal Data” includes data uploaded to technology systems and applications made available by Parent or any of its Subsidiaries to medical partners, physicians, patients, payors, and other third parties in connection with Product, such as the MyLink™ device. “Personal Data Breach” is defined in Section 4.22(b). “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA which is maintained or contributed to by Borrower or its Subsidiaries or their respective ERISA Affiliates or with respect to which Borrower or its Subsidiaries have any liability (including under Section 4069 of ERISA). “Premarket Approval” or “PMA” means a class III medical device that has received premarket approval under 21 U.S.C. § 360e, or any foreign equivalent. “Prepayment Premium” means the Tranche A Prepayment Premium, the Tranche B Prepayment Premium, Tranche C Prepayment Premium or the Tranche D Prepayment Premium (as applicable) or any combination thereof, as the context dictates.

-102- “Private Third Party Payor Programs” means all U.S. third party payor programs in which any Credit Party or its Subsidiaries participates, including Managed Care Plans, or any other private insurance programs, and foreign equivalents, but excluding all Governmental Payor Programs. “Product” means, collectively, (a)(i) Optune®, Optune System, Optune Gio® and Optune Lua® (and foreign-named equivalents), any predecessors thereto (including NovoTTF-100A System) and any successors thereto approved by the FDA, including the products approved by FDA under PMA P100034 and HDE H180002, and all supplements thereto; and (ii) any TTFields product or component of a TTFields product for therapeutic use (including any instruments, devices, tests, components, software, programs, systems and platforms, and companion diagnostics) owned, acquired, researched, tested, developed, manufactured, produced, commercialized, marketed, offered for sale or lease, distributed, sold, leased, or out-licensed by any Credit Party or its Subsidiaries, and any successors thereto, including any TTFields product for the treatment of cancer (and foreign-named equivalents), any predecessors thereto, supplements thereto and any successors thereto; in each case of sub-clauses (i) and (ii) above, whether alone or in combination with another product and in any therapeutic system, dosage form, dosing or treatment regimen, strength or route of administration, and in any physical state, technical method, target area, product code, or device class; (b) any Competing Product pursuant to Section 5.2(d); and (c) any product (including any instruments, devices, tests, components, software, programs, systems and platforms, and companion diagnostics), whether or not regulated under FDA Laws, made available by any Credit Party or its Subsidiaries for use with any product described under clause (a) or (b) above, including the MyLink™ device (and any successors thereto) and any other tools for collection, maintenance, storage or transmission of data. “Product Net Sales” means, solely with respect to sales of Product, as of any date of determination, the net consolidated product revenue (consistent with the calculation of same in Parent’s financial statements) of Borrower and its Subsidiaries of Product for the period in question (excluding, for the avoidance of doubt, any (i) upfront or milestone payments received by Borrower or any of its Subsidiaries, (ii) advancements, payments or reimbursements of expenses of Borrower or any of its Subsidiaries, and (iii) any other non-sales-based revenue or proceeds received by Borrower or any of its Subsidiaries), as the context dictates, determined on a consolidated basis in accordance with GAAP as set forth in Parent’s and its Subsidiaries consolidated financial statements. “Register” is defined in Section 2.8(a). “Registered Organization” means any “registered organization” as defined in the Code with such additions to such term as may hereafter be made. “Regulatory Agency” means a U.S. or foreign Governmental Authority with responsibility for the approval of the marketing and sale or lease of medical device products or other regulation of medical device products, or otherwise having authority to regulate Product. “Regulatory Approval” means all approvals, authorizations, designations, licensures or clearances and any product or establishment licenses, registrations or authorizations of any Regulatory Agency necessary for the manufacture, use, storage, import, export, transport, offer for sale or lease, or distribution or sale or lease of Product. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

-103- “Required Lenders” means Lenders representing greater than fifty percent (50%) of the principal amount of the Term Loans outstanding as of such date. “Requirements of Law” means, as to any Person, the organizational or governing documents of such Person, and any law (statutory or common, foreign or domestic), treaty, order, policy, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including Environmental Laws, Health Care Laws, Data Protection Laws, FDA Laws, Canadian Laws, EU Laws, U.K. Laws, Swiss Laws, Japanese Laws, Israeli Laws and all other applicable statutes, rules, regulations, standards, guidelines, policies and orders administered or issued by any foreign Governmental Authority), in each case, applicable to and binding upon such Person or any of its assets or properties or to which such Person or any of its assets or properties are subject, including, with respect to Parent, the rules or requirements of any applicable U.S. national securities exchange applicable to Parent or any of its Equity Interests. “Regulatory Submission Material” means all regulatory filings, submissions, approvals, licensures, clearances and authorizations related to any research, development, manufacture, production, use, commercialization, post-approval (or post-licensure, post-authorization, or post-clearance, as applicable) monitoring and reporting (including post-marketing safety reports), marketing, importing, storage, transport, offer for sale or lease, distribution or sale or lease of Product in the Territory, including all data and information provided in, and used to develop, any of the foregoing. “Responsible Officers” means, with respect to any Credit Party, collectively, the Executive Chairman; Chief Executive Officer; President; Chief Financial Officer; Chief Innovation Officer; Chief Commercial Officer; Chief Growth Officer; Chief Operating Officer; Vice President, IT Infrastructure and Cybersecurity; Director of Privacy; Compliance Officer; General Counsel; Chief Science Officer; and Chief Medical Officer of such Credit Party or, if none, of Parent. “Restricted License” means any material license or other agreement of the kind or nature subject or purported to be subject from time to time to a Lien under any Collateral Document, with respect to which a Credit Party is the licensee, (a) that prohibits or otherwise restricts such Credit Party from granting a security interest in such Credit Party’s interest in such license or agreement in a manner enforceable under Requirements of Law, or (b) for which a breach of or default under could interfere with the Collateral Agent’s or any Lender’s right to sell any Collateral. “Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (currently, those portions of the Donetsk People’s Republic, the Luhansk People’s Republic, Kherson and Zaporizhzhia regions (and such other regions) of Ukraine over which any Sanctions authority of the United States, the European Union, Switzerland or the United Kingdom imposes comprehensive Sanctions, Crimea, Cuba, Iran, Syria and North Korea),or any country or territory whose government is the subject of Sanctions (including, Venezuela) or that is otherwise the subject of broad Sanctions restrictions (including, Afghanistan and Belarus). “Sanctions” is defined in Section 4.18(c). “SEC” shall mean the Securities and Exchange Commission and any analogous Governmental Authority. “Secretary’s Certificate” means, with respect to any Person, a certificate of such Person executed by its Secretary, authorized signatory or director certifying as to the various matters set forth therein. “Secured Parties” means each Lender, each other Indemnified Person and each other holder of any Obligation of a Credit Party. “Securities Account” means any “securities account” as defined in the Code with such additions to such term as may hereafter be made. “Securities Act” means the Securities Act of 1933.

-104- “Security Agreement” means the Guaranty and Security Agreement, dated as of the Tranche A Closing Date, by and among the Credit Parties party thereto and the Collateral Agent, in form and substance substantially similar to Exhibit C attached hereto. “Security Incidents” is defined in Section 4.22(b). “Security Program” is defined in Section 4.22(b). “Sensitive Information” means, collectively, (a) any Personal Data that is subject to any Data Protection Law, (b) any information in which Borrower or any of its Subsidiaries have IP Ancillary Rights or any other Intellectual Property rights (including Company IP), (c) any information with respect to which Borrower or any of its Subsidiaries have contractual non-disclosure obligations, and (d) Regulatory Submission Materials. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Software” is defined in the definition of “Intellectual Property”. “Solvent” means, (a) with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets (including goodwill minus disposition costs) of such Person (both at fair value and present fair saleable value), on a going concern basis, is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to generally pay all liabilities (including trade debt) of such Person as such liabilities become absolute and mature in the ordinary course of business consistent with past practice and (c) such Person does not have unreasonably small capital after giving due consideration to the prevailing practice in the industry in which it is engaged or will be engaged. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability; and (b) with respect to any Person incorporated in Switzerland or having its registered office in Switzerland or qualifying as a Swiss resident pursuant to art 9 of the Swiss Withholding Tax Act, none of the following applies with respect to such Person: “Drohende Zahlungsunfähigkeit” (threat of illiquidity/insolvency) within the meaning of art. 725 and 820 of the Swiss Code of Obligations, “Zahlungsunfähigkeit” (inability to pay its debts), “Zahlungseinstellung” (suspending making payments), “hälftiger Kapitalverlust” or “Überschuldung” within the meaning of articles 725a, 725b and 820 of the Swiss Code of Obligations (half of the share capital and the legal reserves not covered; over-indebtedness, i.e. liabilities not covered by the assets), subject to there being sufficient postponement and subordination of claims (Rangrücktritt) within the meaning and in accordance with art. 725b, para.4 (1) of the Swiss Code of Obligations, duty of filing of the balance sheet with the judge due to over-indebtedness or insolvency pursuant to art. 725b and 820 of the Swiss Code of Obligations, “Konkurseröffnung und Konkurs” (declaration of bankruptcy and bankruptcy), “Nachlassverfahren” (composition with creditors) including in particular “Nachlassstundung” (moratorium) and proceedings regarding “Nachlassvertrag” (composition agreements) and “Notstundung” (emergency moratorium), proceedings regarding Fälligkeitsaufschub (postponement of maturity), “Konkursaufschub / Gesellschaftsrechtliches Moratorium” (postponement of the opening of bankruptcy; moratorium proceedings) pursuant to articles 725, 725a, 725b and 820 of the Swiss Code of Obligations, notification of the courts under these provisions and “Auflösung/Liquidation” (dissolution/liquidation). “SSA” means the Social Security Act of 1935, codified at Title 42, Chapter 7, of the United States Code. “Stock Acquisition” means the purchase or other acquisition by Borrower or any of its Subsidiaries of all of the Equity Interests (by merger, stock purchase or otherwise) in any other Person.

-105- “Subordinated Debt” means any Indebtedness in the form of or otherwise constituting term debt incurred by any Credit Party or any Subsidiary thereof (including any Indebtedness incurred in connection with any Acquisition or other Investment) that: (a) is subordinated in right of payment to the Obligations at all times until all of the Obligations have been paid, performed or discharged in full and Borrower has no further right to obtain any Credit Extension hereunder, pursuant to a subordination, intercreditor or other similar agreement that is in form and substance reasonably satisfactory to the Collateral Agent (which agreement shall include turnover provisions that are reasonably satisfactory to the Collateral Agent); (b) except as permitted by clause (d) below, is not subject to scheduled amortization, redemption (mandatory), sinking fund or similar payment and does not have a final maturity, in each case, before a date that is at least 180 days following the Term Loan Maturity Date; (c) does not include covenants (including financial covenants) and agreements (excluding agreements with respect to maturity, amortization, pricing and other economic terms) that, taken as a whole, are more restrictive or onerous on the Credit Parties in any material respect than the comparable covenants and agreements, taken as a whole, in the Loan Documents (as reasonably determined by a Responsible Officer of such Credit Party in good faith); (d) is not subject to repayment or prepayment, including pursuant to a put option exercisable by the holder of any such Indebtedness, prior to a date that is at least 180 days following the final maturity thereof except in the case of an event of default or change of control (or, in each case, the equivalent thereof, however described); and (e) does not provide or otherwise include provisions having the effect of providing that a default or event of default (or the equivalent thereof, however described) under or in respect of such Indebtedness shall exist, or such Indebtedness shall otherwise become due prior to its scheduled maturity or the holder or holders thereof or any trustee or agent on its or their behalf shall be permitted (with or without the giving of notice, the lapse of time or both) to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, in any such case upon the occurrence of a Default or Event of Default hereunder unless and until the Obligations have been declared, or have otherwise automatically become, immediately due and payable pursuant to Section 8.1(a). Notwithstanding the foregoing, Indebtedness under any Permitted Royalty Financing Document and Permitted Convertible Indebtedness shall not constitute Subordinated Debt. “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which more than fifty percent (50.0%) of whose shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors (or similar body) of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of a Credit Party. Each reference herein to a Subsidiary of Parent shall be a reference to each Subsidiary of Parent, including Borrower. “Swiss Data Protection Law” means the Swiss Federal Act on Data Protection (“FADP”) of September 25, 2020 (Bundesgesetz über den Datenschutz), together with all related ordinances, regulations and guidelines, all as amended and applicable from time to time (including the Revised FADP, in effect as of September 1, 2023). “Swiss Federal Tax Administration” means the tax authorities referred to in article 34 of the Swiss Withholding Tax Act. “Swiss Guarantor” means a Guarantor incorporated in Switzerland or having its registered office in Switzerland or qualifying as a Swiss resident pursuant to art 9 of the Swiss Withholding Tax Act. “Swiss Laws” means all applicable statutes, rules and regulations implemented, administered or enforced by Swissmedic and implementing guidance documents (and any foreign equivalent). “Swiss Security Documents” means, collectively: (a) the Swiss law-governed quota pledge agreement between (i) the Collateral Agent (acting for itself and as direct representative in the name and on behalf of the other pledgees), (ii) Novocure Luxembourg as pledgor, and (iii) Novocure GmbH (Switzerland) as the company whose quotas are pledged;

-106- (b) the Swiss law-governed bank accounts pledge agreement between (i) the Collateral Agent (acting for itself and as direct representative in the name and on behalf of the other pledgees), and (ii) Novocure GmbH (Switzerland) as pledgor (including any control or pledgeholding agreement related thereto); (c) the Swiss law-governed intellectual property pledge agreement between (i) the Collateral Agent (acting for itself and as direct representative in the name and on behalf of the other pledgees), and (ii) Novocure GmbH (Switzerland) as pledgor; (d) the Swiss law-governed security assignment agreement between (i) the Collateral Agent (acting for itself and for the benefit of the other secured parties) and (ii) Novocure GmbH (Switzerland) as assignor; and (e) any other Collateral Document governed by the laws of Switzerland. “Swiss Withholding Tax” means taxes imposed under the Swiss Withholding Tax Act. “Swiss Withholding Tax Act” means the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Systems” is defined in Section 4.22(a). “Tax” means any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” means each of the Tranche A Loan, the Tranche B Loan, the Tranche C Loan and the Tranche D Loan, as applicable, and “Term Loans” means, collectively, the Tranche A Loan and, to the extent funded, each of the Tranche B Loan, the Tranche C Loan and the Tranche D Loan. “Term Loan Commitment” mean each of the Tranche A Loan Commitment, the Tranche B Loan Commitment, the Tranche C Loan Commitment and the Tranche D Loan Commitment, as applicable, and “Term Loan Commitments” means, collectively, the Tranche A Loan Commitment, the Tranche B Loan Commitment, the Tranche C Loan Commitment and the Tranche D Loan Commitment. “Term Loan Maturity Date” means the date of the 5th-year anniversary of the Tranche A Closing Date. “Term Loan Note” means the Tranche A Note, the Tranche B Note, the Tranche C Note or the Tranche D Note (as applicable), or any combination thereof, as the context dictates. “Term Loan Rate” is defined in Section 2.3(a)(i). “Term SOFR” means, for any day in any calendar month, the Term SOFR Reference Rate for a tenor of three (3) months to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days’ prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

-107- “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Collateral Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Territory” means, with respect to the Product, the world. “Third Party IP” is defined in Section 4.6(l). “Trademark License” means any agreement, whether written or oral, providing for the grant by or to a Person of any right to use any Trademark. “Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers, together with the goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or in any similar office or agency anywhere in the world in which foreign counterparts are registered or issued, and (b) all renewals thereof. “Trading Day” means a day on which exchanges in the United States are open for the buying and selling of securities. “Trailing Annual Net Revenue” is defined in Section 3.3(h)(ii)(A). “Tranche A/B Additional Consideration” is defined in Section 2.7. “Tranche A Closing Date” means the date on which the Tranche A Loan is advanced by Lenders, which, as indicated in the completed Advance Request Form in the form of Exhibit A hereto for the Tranche A Loan delivered by Borrower to the Collateral Agent, and subject to the satisfaction of the conditions precedent to the Tranche A Loan set forth in Section 3.1, Section 3.5, Section 3.6 and Section 3.7, shall be the Effective Date. “Tranche A Commitment” means, with respect to any Lender, the commitment of such Lender to make the Credit Extensions relating to the Tranche A Loan on the Tranche A Closing Date in the aggregate principal amount set forth opposite such Lender’s name on Exhibit D attached hereto. “Tranche A Loan” is defined in Section 2.2(a)(i). “Tranche A Loan Amount” means an original principal amount equal to One Hundred Million Dollars ($100,000,000.00). “Tranche A Makewhole Amount” means, as of any date of prepayment of the Tranche A Loan occurring prior to the 3rd-year anniversary of the Tranche A Closing Date, an amount equal to the sum of all interest that would have accrued and been payable from such date of prepayment through the 3rd-year anniversary of the Tranche A Closing Date. For purposes of calculating the Tranche A Makewhole Amount, the date of determination shall be such date of prepayment, using the interest rate as in effect for the Interest Period in which the date of prepayment occurs, provided, that, for purposes of calculating the Tranche A Makewhole Amount for any prepayment pursuant to Section 2.2(c)(ii), the date of determination shall be the date on which the Change of Control is consummated, using the interest rate as in effect for the Interest Period in which the Change of Control is consummated. “Tranche A Note” means a promissory note in substantially the form attached hereto as Exhibit B-1, as it may be amended, restated, supplemented or otherwise modified from time to time. “Tranche A Prepayment Premium” means, with respect to any prepayment of the Tranche A Loan by Borrower pursuant to Section 2.2(c) or as a result of the acceleration of the maturity of the Term Loans pursuant to

-108- Section 8.1(a), an amount equal to the product of the amount of any principal on account of the Tranche A Loan so prepaid, multiplied by: (a) if such prepayment occurs prior to the 3rd-year anniversary of the Tranche A Closing Date, 0.03; (b) if such prepayment occurs on or after the 3rd-year anniversary of the Tranche A Closing Date but prior to the 4th-year anniversary of the Tranche A Closing Date, 0.02; and (c) if such prepayment occurs on or after the 4th-year anniversary of the Tranche A Closing Date but prior to the Term Loan Maturity Date, 0.01. For the avoidance of doubt, no Tranche A Prepayment Premium shall be due and owing for any payment of principal of the Tranche A Loan made on the Term Loan Maturity Date. “Tranche B Closing Date” means the date on which the Tranche B Loan is advanced by Lenders, which, as indicated in the Advance Request Form for the Tranche B Loan and subject to the satisfaction of the conditions precedent to the Tranche B Loan set forth in Section 3.2, Section 3.5, Section 3.6 and Section 3.7, shall be ninety (90) days (or such shorter period as may be agreed to by Lenders) following the delivery by Borrower to Collateral Agent of a completed Advance Request Form in the form of Exhibit A hereto for the Tranche B Loan and, in no event, later than September 26, 2025 (so long as the Advance Request Form for the Tranche B Loan is delivered not later than June 30, 2025). “Tranche B Commitment” means, with respect to any Lender, the commitment of such Lender to make the Credit Extensions relating to the Tranche B Loan on the Tranche B Closing Date in the aggregate principal amount set forth opposite such Lender’s name on Exhibit D attached hereto; provided, however, that the parties hereto agree that such commitment, and any obligations of such Lender hereunder with respect thereto, shall terminate automatically without any further action by any party hereto and be of no further force and effect if Borrower does not timely deliver an Advance Request Form to the Collateral Agent on or before June 30, 2025 with respect to the request to fund the Tranche B Loan Amount on the Tranche B Closing Date (in which case, for purposes of this Agreement, such Lender’s Tranche B Commitment would become zero). “Tranche B Loan” is defined in Section 2.2(a)(ii). “Tranche B Loan Amount” means an original principal amount equal to One Hundred Million Dollars ($100,000,000.00). “Tranche B Makewhole Amount” means, as of any date of prepayment of the Tranche B Loan occurring prior to the 3rd-year anniversary of the Tranche B Closing Date or, if the Tranche B Closing Date does not occur, as of the earliest to occur of the date of determination of the Tranche A Makewhole Amount, the Tranche C Makewhole Amount or the Tranche D Makewhole Amount, an amount equal to the sum of all interest that would have accrued and been payable from such date through the 3rd-year anniversary of the Tranche B Closing Date or, if the Tranche B Closing Date does not occur, June 30, 2028. For purposes of calculating the Tranche B Makewhole Amount, the date of determination shall be such date of prepayment or, if the Tranche B Closing Date does not occur, June 30, 2028, using the interest rate as in effect for the Interest Period in which the date of prepayment occurs, provided, that, for purposes of any such prepayment pursuant to Section 2.2(c)(ii), the date of determination shall be the date on which the Change of Control is consummated, using the interest rate as in effect for the Interest Period in which the Change of Control is consummated. “Tranche B Note” means a promissory note in substantially the form attached hereto as Exhibit B-2, as it may be amended, restated, supplemented or otherwise modified from time to time. “Tranche B Prepayment Premium” means, with respect to any prepayment of the Tranche B Loan or, in the event the Tranche B Closing Date does not occur, the earliest to occur of any prepayment of the Tranche A Loan, the Tranche C Loan or the Tranche D Loan, by Borrower pursuant to Section 2.2(c) or as a result of the acceleration

-109- of the maturity of the Term Loans pursuant to Section 8.1(a), an amount equal to the product of the amount of any principal on account of the Tranche B Loan so prepaid, multiplied by: (a) if such prepayment occurs prior to the 3rd-year anniversary of the Tranche B Closing Date or, in the event the Tranche B Closing Date does not occur, June 30, 2028, 0.03; (b) if such prepayment occurs on or after the 3rd-year anniversary of the Tranche B Closing Date or, in the event the Tranche B Closing Date does not occur, June 30, 2028, but prior to the 4th-year anniversary of the Tranche B Closing Date or, in the event the Tranche B Closing Date does not occur, June 30, 2029, 0.02; and (c) if such prepayment occurs on or after the 4th-year anniversary of the Tranche B Closing Date or, in the event the Tranche B Closing Date does not occur, June 30, 2029, but prior to the Term Loan Maturity Date, 0.01. For the avoidance of doubt, no Tranche B Prepayment Premium shall be due and owing for any payment of principal of the Tranche B Loan made on the Term Loan Maturity Date. “Tranche C Additional Consideration” is defined in Section 2.7. “Tranche C Closing Date” means the date on which the Tranche C Loan is advanced by Lenders, which, as indicated in the in the Advance Request Form for the Tranche C Loan and subject to the satisfaction of the conditions precedent to the Tranche C Loan set forth in Section 3.3, Section 3.5, Section 3.6 and Section 3.7, shall be ninety (90) days (or such shorter period as may be agreed to by Lenders) following the delivery by Borrower to Collateral Agent of a completed Advance Request Form in the form of Exhibit A hereto for the Tranche C Loan and, in no event, later than March 31, 2026. “Tranche C Commitment” means, with respect to any Lender, the commitment of such Lender to make the Credit Extensions relating to the Tranche C Loan on the Tranche C Closing Date in the aggregate principal amount set forth opposite such Lender’s name on Exhibit D attached hereto; provided, however, that the parties hereto agree that such commitment, and any obligations of such Lender hereunder with respect thereto, shall terminate automatically without any further action by any party hereto and be of no further force and effect if Borrower does not timely deliver an Advance Request Form to the Collateral Agent on or before December 31, 2025 with respect to the request to fund the Tranche C Loan Amount on the Tranche C Closing Date (in which case, for purposes of this Agreement, such Lender’s Tranche C Commitment would become zero). “Tranche C Loan” is defined in Section 2.2(a)(iii). “Tranche C Loan Amount” means an original principal amount equal to up to One Hundred Million Dollars ($100,000,000.00). “Tranche C Makewhole Amount” means, as of any date of prepayment of the Tranche C Loan occurring prior to the 3rd-year anniversary of the Tranche C Closing Date, an amount equal to the sum of all interest that would have accrued and been payable from such date of prepayment through the 3rd-year anniversary of the Tranche C Closing Date. For purposes of calculating the Tranche C Makewhole Amount, the date of determination shall be such date of prepayment, using the interest rate as in effect for the Interest Period in which the date of prepayment occurs, provided, that, for purposes of any such prepayment pursuant to Section 2.2(c)(ii), the date of determination shall be the date on which the Change of Control is consummated, using the interest rate as in effect for the Interest Period in which the Change of Control is consummated. “Tranche C Note” means a promissory note in substantially the form attached hereto as Exhibit B-3, as it may be amended, restated, supplemented or otherwise modified from time to time. “Tranche C Prepayment Premium” means, with respect to any prepayment of the Tranche C Loan by Borrower pursuant to Section 2.2(c) or as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), an amount equal to the product of the amount of any principal on account of the Tranche C Loan so prepaid, multiplied by:

-110- (a) if such prepayment occurs prior to the 3rd-year anniversary of the Tranche C Closing Date, 0.03; (b) if such prepayment occurs on or after the 3rd-year anniversary of the Tranche C Closing Date but prior to the 4th-year anniversary of the Tranche C Closing Date, 0.02; and (c) if such prepayment occurs on or after the 4th-year anniversary of the Tranche C Closing Date but prior to the Term Loan Maturity Date, 0.01. For the avoidance of doubt, no Tranche C Prepayment Premium shall be due and owing for any payment of principal of the Tranche C Loan made on the Term Loan Maturity Date. “Tranche D Additional Consideration” is defined in Section 2.7. “Tranche D Closing Date” means the date on which the Tranche D Loan is advanced by Lenders, which, as indicated in the in the Advance Request Form for the Tranche D Loan and subject to the satisfaction of the conditions precedent to the Tranche D Loan set forth in Section 3.4, Section 3.5, Section 3.6 and Section 3.7, shall be ninety (90) days (or such shorter period as may be agreed to by Lenders) following the delivery by Borrower to Collateral Agent of a completed Advance Request Form in the form of Exhibit A hereto for the Tranche D Loan and, in no event, later than June 29, 2026. “Tranche D Commitment” means, with respect to any Lender, the commitment of such Lender to make the Credit Extensions relating to the Tranche D Loan on the Tranche D Closing Date in the aggregate principal amount set forth opposite such Lender’s name on Exhibit D attached hereto; provided, however, that the parties hereto agree that such commitment, and any obligations of such Lender hereunder with respect thereto, shall terminate automatically without any further action by any party hereto and be of no further force and effect if Borrower does not timely deliver an Advance Request Form to the Collateral Agent on or before March 31, 2026 with respect to the request to fund the Tranche D Loan Amount on the Tranche D Closing Date (in which case, for purposes of this Agreement, such Lender’s Tranche D Commitment would become zero). “Tranche D Loan” is defined in Section 2.2(a)(iv). “Tranche D Loan Amount” means an original principal amount equal to up to One Hundred Million Dollars ($100,000,000.00). “Tranche D Makewhole Amount” means, as of any date of prepayment of the Tranche D Loan occurring prior to the 3rd-year anniversary of the Tranche D Closing Date, an amount equal to the sum of all interest that would have accrued and been payable from such date of prepayment through the 3rd-year anniversary of the Tranche D Closing Date. For purposes of calculating the Tranche D Makewhole Amount, the date of determination shall be such date of prepayment, using the interest rate as in effect for the Interest Period in which the date of prepayment occurs, provided, that, for purposes of any such prepayment pursuant to Section 2.2(c)(ii), the date of determination shall be the date on which the Change of Control is consummated, using the interest rate as in effect for the Interest Period in which the Change of Control is consummated. “Tranche D Note” means a promissory note in substantially the form attached hereto as Exhibit B-4, as it may be amended, restated, supplemented or otherwise modified from time to time. “Tranche D Prepayment Premium” means, with respect to any prepayment of the Tranche D Loan by Borrower pursuant to Section 2.2(c) or as a result of the acceleration of the maturity of the Term Loans pursuant to Section 8.1(a), an amount equal to the product of the amount of any principal on account of the Tranche D Loan so prepaid, multiplied by: (a) if such prepayment occurs prior to the 3rd-year anniversary of the Tranche D Closing Date, 0.03; (b) if such prepayment occurs on or after the 3rd-year anniversary of the Tranche D Closing Date but prior to the 4th-year anniversary of the Tranche D Closing Date, 0.02; and

-111- (c) if such prepayment occurs on or after the 4th-year anniversary of the Tranche D Closing Date but prior to the Term Loan Maturity Date, 0.01. For the avoidance of doubt, no Tranche D Prepayment Premium shall be due and owing for any payment of principal of the Tranche D Loan made on the Term Loan Maturity Date. “Transfer” is defined in Section 6.1. “Treasury Regulations” mean those regulations promulgated pursuant to the IRC. “TRICARE” means, collectively, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation, and all laws applicable to such programs. “TTFields” means Tumor Treating Fields, which are low intensity, alternating electric fields that disrupt cell division in solid tumor cancers. “UKBA” is defined in Section 4.18(a). “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.K. Laws” means all applicable statutes, rules and regulations implemented administered or enforced by the MHRA, the National Health Services, or the competent authorities of the United Kingdom’s constituent countries and Crown Dependencies (including Jersey), including the Medical Device Regulations 2002 and the Medical Devices (amendment etc.) (EU Exit) Regulations 2020 (2020 No. 1478), and related implementing legislation. “United Kingdom” or “U.K.” means the United Kingdom, its constituent countries, and any other jurisdiction within the United Kingdom, as well as the Crown Dependencies (including Jersey). “United States” or “U.S.” means the United States of America, its fifty (50) states, the District of Columbia and Puerto Rico. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Guarantor” means any Credit Party incorporated, organized or formed in the United States. “Wholly-Owned Subsidiary” means, with respect to any Person, a Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to Requirements of Law) are owned by such Person or another Wholly-Owned Subsidiary of such Person. Unless the context otherwise requires, each reference to a Wholly-Owned Subsidiary herein shall be a reference to a Wholly- Owned Subsidiary of a Credit Party. “Withdrawal Event” means (a) any voluntary withdrawal or removal of Product described in clause (a)(i) of the definition of Product by any Credit Party or any of its Subsidiaries in the U.S., Japan, France, Germany, or Switzerland, (b) the loss of marketing authorization for such Product in the U.S., Japan, France, Germany, or Switzerland, or (c) the receipt by Parent or any of its Subsidiaries (including Borrower) of any written notice from the FDA or any other Regulatory Agency of a pending recommendation or a final decision to withdraw marketing authorization for such Product in the U.S., Japan, France, Germany, Italy, Spain or Switzerland. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

-112- “Withholding Agent” is defined in Section 2.6(b). [Signature page follows]

Signature Page to Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date. NOVOCURE LUXEMBOURG., as Borrower By: /s/Ashley Cordova Name: Ashley Cordova Title: Class A Manager NOVOCURE CAPITAL, Société à responsabilité limitée Registered office: 9, Rue de Bitbourg, L-1273 Luxembourg R.C.S. Luxembourg: B205022 as an additional Grantor By: /s/Ashley Cordova Name: Ashley Cordova Title: Class A Manager NOVOCURE GMBH (SWITZERLAND), as an additional Credit Party By: /s/Ashley Cordova Name: Ashley Cordova Title: Class A Manager

Signature Page to Loan Agreement NOVOCURE INC., as an additional Credit Party By: /s/Ashley Cordova Name: Ashley Cordova Title: Chief Financial Officer NOVOCURE USA LLC, as an additional Credit Party By: /s/Ashley Cordova Name: Ashley Cordova Title: Chief Financial Officer

Signature Page to Loan Agreement BIOPHARMA CREDIT PLC, as Collateral Agent By: Pharmakon Advisors, LP, its Investment Manager By: Pharmakon Management I, LLC, its General Partner By /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: Managing Member BPCR LIMITED PARTNERSHIP, as a Lender By: Pharmakon Advisors, LP, its Investment Manager By: Pharmakon Management I, LLC, its General Partner By /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: Managing Member BIOPHARMA CREDIT PLC INVESTMENTS V (MASTER) LP, as a Lender By: Pharmakon Advisors, LP, its Investment Manager By: Pharmakon Management I, LLC, its General Partner By /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: CEO and Managing Member

EXHIBIT A LOAN ADVANCE REQUEST FORM Reference is made to that certain Loan Agreement, dated as of May 1, 2024, by and among NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”), the other Guarantors signatory thereto or otherwise party thereto from time to time, as additional Credit Parties, BIOPHARMA CREDIT PLC (in its capacity as “Collateral Agent”), BPCR LIMITED PARTNERSHIP (a “Lender”) and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP (a “Lender”), acting by its General Partner, BioPharma Credit Investments V GP LLC (the “Loan Agreement”); with any capitalized term not otherwise defined herein having the meaning ascribed to such term in the Loan Agreement. This Loan Advance Request is being delivered pursuant to Section 3.7 of the Loan Agreement. The undersigned, being the duly elected and acting ______________ of Borrower does hereby certify to each Lender and the Collateral Agent, solely in his/her capacity as an authorized officer of Borrower and not in his/her personal capacity, that, on [the Tranche A Closing Date]1 [[___________, 20__] (the “Tranche B Closing Date”)]2 [[___________, 20__] (the “Tranche C Closing Date”)]3 [[___________, 20__] (the “Tranche D Closing Date”)]4: 1. Borrower hereby requests a borrowing of [the Tranche A Loan]5 [the Tranche B Loan]6 [the Tranche C Loan]7 [the Tranche D Loan]8; 2. the representations and warranties made by the Credit Parties in Section 4 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects, unless any such representation or warranty is stated to relate to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Change,” or similar language shall be true and correct in all respects on the Tranche [A][B][C][D] Closing Date9 or as of such earlier date, as applicable); 3. no Default or Event of Default has occurred since the [Effective Date]10 [Tranche A Closing Date]11 [Tranche B Closing Date]12 [Tranche C Closing Date]13 or is occurring as of the date hereof; 4. each of the Credit Parties is in compliance with the covenants and requirements contained in Sections 5 and 6 of the Loan Agreement; 1 To be included in Advance Request Form for Tranche A Loan only. 2 To be included in Advance Request Form for Tranche B Loan only. 3 To be included in Advance Request Form for Tranche C Loan only. 4 To be included in Advance Request Form for Tranche D Loan only. 5 To be included in Advance Request Form for Tranche A Loan only. 6 To be included in Advance Request Form for Tranche B Loan only. 7 To be included in Advance Request Form for Tranche C Loan only. 8 To be included in Advance Request Form for Tranche D Loan only. 9 As applicable. 10 To be included in Advance Request Form for Tranche A Loan only. 11 To be included in Advance Request Form for Tranche B Loan only. 12 To be included in Advance Request Form for Tranche C Loan only. 13 To be included in Advance Request Form for Tranche D Loan only.

4. all conditions referred to in Section 3 of the Loan Agreement to the making of the Tranche [A][B][C][D] Loan14 to be made on the Tranche [A][B][C][D] Closing Date15 have been satisfied (or waived in writing by the Required Lenders); 5. no Material Adverse Change or Withdrawal Event has occurred since the [Effective Date]16 [Tranche A Closing Date]17 [Tranche B Closing Date]18 [Tranche C Closing Date]19; 6. the undersigned is a Responsible Officer of Borrower; and 7. the proceeds of the [Tranche A Loan]20 [Tranche B Loan]21 [Tranche C Loan]22 [Tranche D Loan]23 shall be disbursed as set forth on Attachment A hereto24. [Additionally, and without limiting the generality of no. 4 above, as of the date of this Advance Request Form for the Tranche C Loan: (i) any and all Indebtedness under the 2025 Convertible Notes (or the indenture relating thereto) has been repaid, repurchased or redeemed in full or converted to or exchanged for Equity Interests by the holders thereof and the 2025 Convertible Notes have been cancelled or extinguished and the indenture relating thereto has been terminated, and (ii) either (A) the Trailing Annual Net Revenue as of such date exceeds $575,000,000 or (B) Parent or Borrower has received positive PANOVA-3 pancreatic data.]25 [Additionally, and without limiting the generality of no. 4 above, as of the date of this Advance Request Form for the Tranche D Loan, either (i) Trailing Annual Net Revenue as of such date exceeds $625,000,000 or (ii) FDA approval or clearance of a tumor-treated field product for pancreatic cancer has been received by Novocure Inc.]26 Dated: ___________________, 202_ [Signature page follows] 14 As applicable. 15 As applicable. 16 To be included in Advance Request Form for Tranche A Loan only. 17 To be included in Advance Request Form for Tranche B Loan only. 18 To be included in Advance Request Form for Tranche C Loan only. 19 To be included in Advance Request Form for Tranche D Loan only. 20 To be included in Advance Request Form for Tranche A Loan only. 21 To be included in Advance Request Form for Tranche B Loan only. 22 To be included in Advance Request Form for Tranche C Loan only. 23 To be included in Advance Request Form for Tranche D Loan only. 24To be prepared by Lenders’ counsel. 25 To be included in Advance Request Form for Tranche C Loan only. 26 To be included in Advance Request Form for Tranche D Loan only.

NOVOCURE LUXEMBOURG, as Borrower By_________________________________________ Name:______________________________________ Title:_______________________________________

EXHIBIT B-1 THIS TRANCHE A NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). HOLDERS OF THIS TRANCHE A NOTE SHOULD CONTACT ASHLEY CORDOVA, CHIEF FINANCIAL OFFICER OF THE BORROWER (AS DEFINED HEREIN), C/O NOVOCURE INC., 1550 LIBERTY RIDGE DRIVE, SUITE 115, WAYNE, PA 19087 USA IN WRITING TO OBTAIN (1) THE ISSUE PRICE AND ISSUE DATE OF THIS TRANCHE A NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS TRANCHE A NOTE AND (3) THE YIELD TO MATURITY OF THIS TRANCHE A NOTE. TRANCHE A NOTE $50,000,000.00 Dated: May 1, 2024 FOR VALUE RECEIVED, the undersigned, NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”), HEREBY PROMISES TO PAY to [BPCR LIMITED PARTNERSHIP] [BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP] (“Lender”), or its registered assignees, the principal amount of FIFTY MILLION DOLLARS AND NO CENTS ($50,000,000.00), plus interest on the aggregate unpaid principal amount hereof at a per annum rate equal to at a per annum rate equal to Term SOFR plus the Applicable Margin, and in accordance with the terms of the Loan Agreement dated as of May 1, 2024 by and among Borrower, Lender and the other parties thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount, all accrued and unpaid interest hereunder, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents shall be due and payable on the Term Loan Maturity Date. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement. With respect to the Tranche A Note, Borrower shall make eight (8) equal quarterly payments of principal of each Term Loan commencing on the first Payment Date of September 30, 2027 and continuing on each Payment Date thereafter through and including the Term Loan Maturity Date. All unpaid principal with respect to the Tranche A Loan (and, for the avoidance of doubt, all accrued and unpaid interest, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents) is due and payable in full on the Term Loan Maturity Date. Interest shall accrue on this Tranche A Note commencing on, and including, the date of this Tranche A Note, and shall accrue on this Tranche A Note, or any portion thereof, for the day on which this Tranche A Note or such portion is paid. Interest on this Tranche A Note shall be payable in accordance with Section 2.3 of the Loan Agreement. Principal, interest and all other amounts due with respect to this Tranche A Note are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Tranche A Note. The Loan Agreement, among other things, (a) provides for the making of secured Term Loans by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Tranche A Note may not be prepaid except as set forth in Section 2.2(c) of the Loan Agreement or as expressly provided in Section 8.1 of the Loan Agreement. This Tranche A Note and the obligation of Borrower to repay the unpaid principal amount of this Tranche A Note, interest thereon, and all other amounts due Lender under the Loan Agreement are secured pursuant to the Collateral Documents. Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Tranche A Note are hereby waived. THIS TRANCHE A NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Note Register; Ownership of Note. The ownership of an interest in this Tranche A Note shall be registered on a record of ownership maintained by Borrower. Notwithstanding anything else in this Tranche A Note to the contrary, the right to the principal of, and stated interest on, this Tranche A Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Tranche A Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Tranche A Note on the part of any other Person.

IN WITNESS WHEREOF, Borrower has caused this Tranche A Note to be duly executed by one of its officers thereunto duly authorized on the date hereof. BORROWER: NOVOCURE LUXEMBOURG, as Borrower By: _________________________________________ Name: _________________________________________ Title: _________________________________________

EXHIBIT B-2 TRANCHE B NOTE $50,000,000.00 Dated: [________], 20__ FOR VALUE RECEIVED, the undersigned, NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”), HEREBY PROMISES TO PAY to [BPCR LIMITED PARTNERSHIP] [BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP] (“Lender”), or its registered assignees, the principal amount of FIFTY MILLION DOLLARS AND NO CENTS ($50,000,000.00), plus interest on the aggregate unpaid principal amount hereof at a per annum rate equal to at a per annum rate equal to Term SOFR plus the Applicable Margin, and in accordance with the terms of the Loan Agreement dated as of May 1, 2024 by and among Borrower, Lender and the other parties thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount, all accrued and unpaid interest hereunder, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents shall be due and payable on the Term Loan Maturity Date. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement. With respect to the Tranche B Note, Borrower shall make eight (8) equal quarterly payments of principal of each Term Loan commencing on the first Payment Date of September 30, 2027 and continuing on each Payment Date thereafter through and including the Term Loan Maturity Date. All unpaid principal with respect to the Tranche B Loan (and, for the avoidance of doubt, all accrued and unpaid interest, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents) is due and payable in full on the Term Loan Maturity Date. Interest shall accrue on this Tranche B Note commencing on, and including, the date of this Tranche B Note, and shall accrue on this Tranche B Note, or any portion thereof, for the day on which this Tranche B Note or such portion is paid. Interest on this Tranche B Note shall be payable in accordance with Section 2.3 of the Loan Agreement. Principal, interest and all other amounts due with respect to this Tranche B Note are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Tranche B Note. The Loan Agreement, among other things, (a) provides for the making of secured Term Loans by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Tranche B Note may not be prepaid except as set forth in Section 2.2(c) of the Loan Agreement or as expressly provided in Section 8.1 of the Loan Agreement. This Tranche B Note and the obligation of Borrower to repay the unpaid principal amount of this Tranche B Note, interest thereon, and all other amounts due Lender under the Loan Agreement are secured pursuant to the Collateral Documents. Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Tranche B Note are hereby waived. THIS TRANCHE B NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Note Register; Ownership of Note. The ownership of an interest in this Tranche B Note shall be registered on a record of ownership maintained by Borrower. Notwithstanding anything else in this Tranche B Note to the contrary, the right to the principal of, and stated interest on, this Tranche B Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Tranche B Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Tranche B Note on the part of any other Person.

IN WITNESS WHEREOF, Borrower has caused this Tranche B Note to be duly executed by one of its officers thereunto duly authorized on the date hereof. BORROWER: NOVOCURE LUXEMBOURG, as Borrower By: _________________________________________ Name: _________________________________________ Title: _________________________________________

EXHIBIT B-3 THIS TRANCHE C NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). HOLDERS OF THIS TRANCHE C NOTE SHOULD CONTACT ASHLEY CORDOVA, CHIEF FINANCIAL OFFICER OF THE BORROWER (AS DEFINED HEREIN), C/O NOVOCURE INC., 1550 LIBERTY RIDGE DRIVE, SUITE 115, WAYNE, PA 19087 USA IN WRITING TO OBTAIN (1) THE ISSUE PRICE AND ISSUE DATE OF THIS TRANCHE C NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS TRANCHE C NOTE AND (3) THE YIELD TO MATURITY OF THIS TRANCHE C NOTE. TRANCHE C NOTE $_____________.00 Dated: [________], 20__ FOR VALUE RECEIVED, the undersigned, NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”), HEREBY PROMISES TO PAY to [BPCR LIMITED PARTNERSHIP] [BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP] (“Lender”), or its registered assignees, the principal amount of [● ($_________.00)], plus interest on the aggregate unpaid principal amount hereof at a per annum rate equal to at a per annum rate equal to Term SOFR plus the Applicable Margin, and in accordance with the terms of the Loan Agreement dated as of May 1, 2024 by and among Borrower, Lender and the other parties thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount, all accrued and unpaid interest hereunder, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents shall be due and payable on the Term Loan Maturity Date. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement. With respect to the Tranche C Note, Borrower shall make eight (8) equal quarterly payments of principal of each Term Loan commencing on the first Payment Date of September 30, 2027 and continuing on each Payment Date thereafter through and including the Term Loan Maturity Date. All unpaid principal with respect to the Tranche C Loan (and, for the avoidance of doubt, all accrued and unpaid interest, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents) is due and payable in full on the Term Loan Maturity Date. Interest shall accrue on this Tranche C Note commencing on, and including, the date of this Tranche C Note, and shall accrue on this Tranche C Note, or any portion thereof, for the day on which this Tranche C Note or such portion is paid. Interest on this Tranche C Note shall be payable in accordance with Section 2.3 of the Loan Agreement. Principal, interest and all other amounts due with respect to this Tranche C Note are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Tranche C Note. The Loan Agreement, among other things, (a) provides for the making of secured Term Loans by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Tranche C Note may not be prepaid except as set forth in Section 2.2(c) of the Loan Agreement or as expressly provided in Section 8.1 of the Loan Agreement. This Tranche C Note and the obligation of Borrower to repay the unpaid principal amount of this Tranche C Note, interest thereon, and all other amounts due Lender under the Loan Agreement are secured pursuant to the Collateral Documents. Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Tranche C Note are hereby waived. THIS TRANCHE C NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Note Register; Ownership of Note. The ownership of an interest in this Tranche C Note shall be registered on a record of ownership maintained by Borrower. Notwithstanding anything else in this Tranche C Note to the contrary, the right to the principal of, and stated interest on, this Tranche C Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Tranche C Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Tranche C Note on the part of any other Person.

IN WITNESS WHEREOF, Borrower has caused this Tranche C Note to be duly executed by one of its officers thereunto duly authorized on the date hereof. BORROWER: NOVOCURE LUXEMBOURG, as Borrower By: _________________________________________ Name: _________________________________________ Title: _________________________________________

EXHIBIT B-4 THIS TRANCHE D NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). HOLDERS OF THIS TRANCHE D NOTE SHOULD CONTACT ASHLEY CORDOVA, CHIEF FINANCIAL OFFICER OF THE BORROWER (AS DEFINED HEREIN), C/O NOVOCURE INC., 1550 LIBERTY RIDGE DRIVE, SUITE 115, WAYNE, PA 19087 USA IN WRITING TO OBTAIN (1) THE ISSUE PRICE AND ISSUE DATE OF THIS TRANCHE D NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS TRANCHE D NOTE AND (3) THE YIELD TO MATURITY OF THIS TRANCHE D NOTE. TRANCHE D NOTE $_____________.00 Dated: [________], 20__ FOR VALUE RECEIVED, the undersigned, NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”), HEREBY PROMISES TO PAY to [BPCR LIMITED PARTNERSHIP] [BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP] (“Lender”), or its registered assignees, the principal amount of [● ($_________.00)], plus interest on the aggregate unpaid principal amount hereof at a per annum rate equal to at a per annum rate equal to Term SOFR plus the Applicable Margin, and in accordance with the terms of the Loan Agreement dated as of May 1, 2024 by and among Borrower, Lender and the other parties thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount, all accrued and unpaid interest hereunder, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents shall be due and payable on the Term Loan Maturity Date. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement. With respect to the Tranche D Note, Borrower shall make eight (8) equal quarterly payments of principal of each Term Loan commencing on the first Payment Date of September 30, 2027 and continuing on each Payment Date thereafter through and including the Term Loan Maturity Date. All unpaid principal with respect to the Tranche D Loan (and, for the avoidance of doubt, all accrued and unpaid interest, all due and unpaid Lender Expenses and any other amounts payable under the Loan Documents) is due and payable in full on the Term Loan Maturity Date. Interest shall accrue on this Tranche D Note commencing on, and including, the date of this Tranche D Note, and shall accrue on this Tranche D Note, or any portion thereof, for the day on which this Tranche D Note or such portion is paid. Interest on this Tranche D Note shall be payable in accordance with Section 2.3 of the Loan Agreement. Principal, interest and all other amounts due with respect to this Tranche D Note are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Tranche D Note. The Loan Agreement, among other things, (a) provides for the making of secured Term Loans by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Tranche D Note may not be prepaid except as set forth in Section 2.2(c) of the Loan Agreement or as expressly provided in Section 8.1 of the Loan Agreement. This Tranche D Note and the obligation of Borrower to repay the unpaid principal amount of this Tranche D Note, interest thereon, and all other amounts due Lender under the Loan Agreement are secured pursuant to the Collateral Documents. Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Tranche D Note are hereby waived. THIS TRANCHE D NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Note Register; Ownership of Note. The ownership of an interest in this Tranche D Note shall be registered on a record of ownership maintained by Borrower. Notwithstanding anything else in this Tranche D Note to the contrary, the right to the principal of, and stated interest on, this Tranche D Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Tranche D Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Tranche D Note on the part of any other Person.

IN WITNESS WHEREOF, Borrower has caused this Tranche D Note to be duly executed by one of its officers thereunto duly authorized on the date hereof. BORROWER: NOVOCURE LUXEMBOURG, as Borrower By: _________________________________________ Name: _________________________________________ Title: _________________________________________

EXHIBIT C FORM OF SECURITY AGREEMENT

EXHIBIT D

COMMITMENTS; NOTICE ADDRESSES

Lender	Commitments	Notice Address
BPCR Limited Partnership	Tranche A Commitment: $50,000,000 Tranche B Commitment: $50,000,000 Tranche C Commitment $50,000,000 Tranche D Commitment $50,000,000	BPCR LIMITED PARTNERSHIP c/o Link Group, Company Matters Ltd. 6th Floor 65 Gresham Street London EC2V 7NQ United Kingdom Attn: Company Secretary Tel: +44 01 392 477 500 Fax: +44 01 392 438 288 Email: biopharmacreditplc@linkgroup.co.uk with copies (which shall not constitute notice) to: PHARMAKON ADVISORS, LP 110 East 59th Street, #2800 New York, NY 10022 Attn: Pedro Gonzalez de Cosio Phone: +1 (212) 883-2296 Fax: +1 (917) 210-4048 Email: pharmakon@pharmakonadvisors.com and AKIN GUMP STRAUSS HAUER & FELD LLP One Bryant Park New York, NY 10036-6745 Attn: Geoffrey E. Secol Phone: +1 (212) 872-8081 Fax: +1 (212) 872-1002 Email: gsecol@akingump.com
BioPharma Credit Investments V (Master) LP	Tranche A Commitment: $50,000,000 Tranche B Commitment: $50,000,000 Tranche C Commitment $50,000,000 Tranche D Commitment $50,000,000	BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP c/o BioPharma Credit Investments V GP LLC c/o Walkers Corporate Limited 190 Elgin Avenue, George Town, Grand Cayman KY1-9008 Attn: Pedro Gonzalez de Cosio with copies (which shall not constitute notice) to: PHARMAKON ADVISORS, LP 110 East 59th Street, #2800 New York, NY 10022 Attn: Pedro Gonzalez de Cosio Phone: +1 (212) 883-2296 Fax: +1 (917) 210-4048 Email: pharmakon@pharmakonadvisors.com and

AKIN GUMP STRAUSS HAUER & FELD LLP One Bryant Park New York, NY 10036-6745 Attn: Geoffrey E. Secol Phone: +1 (212) 872-8081 Fax: +1 (212) 872-1002 Email: gsecol@akingump.com

EXHIBIT E COMPLIANCE CERTIFICATE TO: BIOPHARMA CREDIT PLC FROM: NOVOCURE LUXEMBOURG The undersigned authorized officer of NOVOCURE LUXEMBOURG, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Luxembourg, having its registered office at 9, rue de Bitbourg, L - 1273 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B170966 (“Borrower”) hereby certifies, solely in his/her capacity as a Responsible Officer of Borrower and not in his/her personal capacity, that in accordance with the terms and conditions of the Loan Agreement (the “Loan Agreement”; capitalized terms used, but not defined herein having the meanings given them in the Loan Agreement) dated as of May 1, 2024 by and among Borrower and the other Credit Parties from time to time party thereto, BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as “Collateral Agent”) and the Lenders: (i) The Credit Parties are in complete compliance for the period ending _______________ with all required covenants except as noted below; (ii) No Default or Event of Default has occurred and is continuing, except as noted below; (iii) Each Credit Party and each of its Subsidiaries has timely filed all required U.S. federal and material state, local and foreign income Tax returns and other material Tax returns and reports (or extensions thereof) of each Credit Party and each of its Subsidiaries required to be filed by any of them and such returns and reports are correct in all material respects, and has timely paid all U.S. federal and material state, local and foreign Taxes imposed upon it or any of its properties or assets or in respect of any of its properties, assets, income, businesses or franchises, except as otherwise permitted pursuant to the terms of Section 4.10 or Section 5.3 of the Loan Agreement; (iv) No Liens have been levied or claims made against any Credit Party or any of its Subsidiaries relating to unpaid employee payroll or benefits of which (a) such Credit Party has not previously provided written notification to the Collateral Agent or (b) which do not constitute Permitted Liens; and Attached are the required documents, if any, supporting our certification(s). The undersigned Responsible Officer on behalf of Borrower further certifies that the attached financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries as of applicable the dates and for the applicable periods in accordance with GAAP consistently applied (taking into account the provisions of Section 1 of the Loan Agreement if and to the extent applicable) and are not subject to any qualification or statement as to “going concern.” Date: ______________________ [Signature page follows]

NOVOCURE LUXEMBOURG as Borrower By_________________________________________ Name: _____________________________________ Title:_______________________________________

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column. Reporting Covenant Requirement Complies 1) Annual Financial Statements 90 days after year end Yes No N/A 2) Quarterly Financial Statements 45 days after quarter end Yes No N/A 3) Other Information after an Event of Default 5 Business Days after request Yes No N/A 4) Legal Action Notice Promptly Yes No N/A 5) Notice of Default, etc. Promptly (within 5 Business Days) after knowledge Yes No N/A Deposit and Securities Accounts (Please list all accounts and indicate each Excluded Account with an asterisk (*); attach separate sheet if additional space needed) Bank Account Number New Account? Acct Control Agmt in place? 1) Yes No Yes No 2) Yes No Yes No 3) Yes No Yes No 4) Yes No Yes No 5) Yes No Yes No 6) Yes No Yes No Other Matters Have there been any changes in management since the last Compliance Certificate? Yes No Have there been any prohibited Transfers? Yes No Exceptions Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.) LENDER USE ONLY Compliance Status Yes